[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

EMERGING MARKETS DEBT PORTFOLIO
JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

Brazil                          19.7%
Mexico                          17.8
Russia                          14.5
Argentina                        7.1
Morocco                          4.8
Other                           36.1

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX

                            TOTAL RETURNS(2)
                ------------------------------------------
                             ONE        AVERAGE ANNUAL
                 YTD         YEAR       SINCE INCEPTION(3)
                ------      ------      -----------------

PORTFOLIO        4.78%       9.57%           2.15%
INDEX(1)         5.82       13.20            7.60

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on June 16, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of 4.78% compared to 5.82% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 9.57% compared to 13.20% for the Index. For the period from inception on June 16, 1997 through June 30, 2001, the Portfolio had an average annual total return of 2.15% compared to 7.60% for the Index. The Portfolio's 30-day SEC yield at June 30, 2001, was 9.51%.

MARKET REVIEW

Emerging markets debt (EMD) enjoyed strong but volatile performance during the first half of 2001. Argentina, and to a lesser extent Turkey, dominated the headlines and led to significant moves in asset prices--both upward and downward. EMD was also influenced by global financial considerations: emerging market asset prices reacted with concern to data suggesting that the U.S. slowdown might end up being longer--and possibly deeper--than expected. This was also compounded by the unexpected sharp slowdown in Europe and by the weakening in commodity prices.

Financial stress in Argentina and Turkey started in early April when it looked increasingly likely that both countries would be unable to service their debt. An asset price recovery ensued as Argentina implemented a debt re-profiling exercise and as the international official community came to Turkey's rescue. The rally, though, proved short-lived. Towards quarter-end, both countries' asset prices came under repeated pressure. Brazil suffered from the financial stresses in Argentina and Turkey during the quarter. The Brazilian currency weakened to lows not seen since the 1999 devaluation. The Brazilian central bank reacted fairly aggressively by raising interest rates and securing an important pipeline of international bridge financing.

Fortunately, the Argentina/Turkey stress did not propagate indiscriminately across all emerging countries. The Russian economy continued to perform strongly, helped not only by high oil prices, but also by a determined push to transform the economy away from its undistinguished past. Meanwhile, the Bulgarians elected a new Parliament whose composition is generally committed to the objective of European Union convergence. The Philippines Parliament promulgated (after a 7-year delay) a key reform law, which should radically alter the country's power sector.

During the first half of 2001, the Portfolio's construction was based on two self-reinforcing considerations: that the weak global economy is clouding the outlook for emerging markets; and that systemically important credits (e.g., Argentina, Turkey, and to a lesser extent, Brazil) possess particularly weak fundamentals. At the Portfolio level, these considerations translated into a generally defensive stance. In terms of country selection, the Portfolio generally had a material underweight in Argentina and smaller underweights in Turkey and Brazil. Two sets of countries were over-weighted: those we believe possess an idiosyncratically favorable dynamic that dominates overall market considerations (e.g., Russia, Morocco, and Bulgaria). Second, countries whose fundamentals are potentially sufficiently strong so as to survive the global slowdown and Argentina/Turkey contagion (e.g., Mexico, Qatar, and Panama).

Our underweights to Argentina, and to a lesser extent Brazil, added to performance. In addition, overweight positions in Russia, Mexico, and Panama also added to returns. Our overall defensive Portfolio stance helped performance in February, April and June, but detracted from returns in January and May when the market rallied.

MARKET OUTLOOK

As mentioned above, we continue to be concerned about the situation in Argentina. The country's recent debt restructuring will reduce its short-term cash outlays, but it will do nothing to address the country's economic problems. We are continuing to maintain a large under-weight to this country relative to our Index along with maintaining an overall defensive Portfolio.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                    FACE
                                                   AMOUNT         VALUE
                                                    (000)         (000)
-----------------------------------------------------------------------
DEBT INSTRUMENTS (96.1%)
ALGERIA (0.3%)
SOVEREIGN (0.3%)
   Republic of Algeria, Loan
     Agreement, Tranche 1,
     7.188%, 3/31/10                          $      197    $       172
------------------------------------------------------------------- ---
ARGENTINA (7.1%)
SOVEREIGN (7.1%)
   Republic of Argentina, Discount Bond,
     Series L-GL, (Floating Rate),
     4.8125%, 3/31/23                                250            156
   Republic of Argentina, Par Bond,
     6.00%, 3/31/23                                5,900(a)       3,717
-----------------------------------------------------------------------
                                                                  3,873
=======================================================================
BRAZIL (19.7%)
SOVEREIGN (19.7%)
   Federative Republic of Brazil, C Bond,
      PIK, 8.00%, 4/15/14                          4,802          3,542
   Federative Republic of Brazil, C Bond,
      Series L, 8.00%, 4/15/14                       215            159
   Federative Republic of Brazil, Debt
      Conversion Bond, Series L,
      (Floating Rate), 5.50%, 4/15/12              3,800          2,669
   Federative Republic of Brazil, Discount
      Z-L, 5.4375%, 4/15/24                        2,350          1,713
   Federative Republic of Brazil,
      Global Bond, 9.625%, 7/15/05                 1,250          1,177
   Federative Republic of Brazil,
      Series EI-L, (Floating Rate),
      5.4375%, 4/15/06                               892            790
   Federative Republic of Brazil,
      Series NMB, (Floating Rate),
      5.50%, 4/15/09                                 941            765
-----------------------------------------------------------------------
                                                                 10,815
=======================================================================
BULGARIA (3.6%)
SOVEREIGN (3.6%)
   Republic of Bulgaria,
      3.00%, 7/28/12                               1,550(a)       1,254
   Republic of Bulgaria, Discount Bond,
      Series A, (Floating Rate),
      6.3125%, 7/28/24                               930            732
-----------------------------------------------------------------------
                                                                  1,986
=======================================================================
CROATIA (0.7%)
SOVEREIGN (0.7%)
   Croatia, Series A, (Floating Rate),
      6.25%, 7/31/10                                 389            380
-----------------------------------------------------------------------
ECUADOR (3.2%)
SOVEREIGN (3.2%)
   Republic of Ecuador, (Registered),
      4.00%, 8/15/30                               1,800(a)         775
   Republic of Ecuador, (Registered),
      12.00%, 11/15/12                             1,400            978
-----------------------------------------------------------------------
                                                                  1,753
=======================================================================
EGYPT (2.9%)
SOVEREIGN (2.9%)
   Arab Republic of Egypt 8.75%, 7/11/11            1600(b)       1,598
-----------------------------------------------------------------------
INDONESIA (0.7%)
CORPORATE (0.7%)
   Indah Kiat International Finance,
      Series B, 11.875%, 6/15/02              $      260(c)$         70
   Pindo Deli Finance Mauritius,
      10.75%, 10/1/07                              1,050(b,c)       147
   Tjiwi Kimia International BV,
      Global Bond, 13.25%, 8/1/01                    880(c)         134
   Tjiwi Kimia Mauritius, Yankee,
      10.00%, 8/1/04                                  50              7
-----------------------------------------------------------------------
                                                                    358
=======================================================================
IVORY COAST (0.6%)
SOVEREIGN (0.6%)
   Ivory Coast, PDI, Series US,
      2.00%, 3/29/18                                 760(a,c)       126
   Ivory Coast, Series US-1,
      2.00%, 3/29/18                               1,300(a,c)       211
-----------------------------------------------------------------------
                                                                    337
=======================================================================
MALAYSIA (1.5%)
CORPORATE (1.5%)
   TM Global, Inc., 8.00%, 12/7/10                   850            844
-----------------------------------------------------------------------
MEXICO (17.6%)
CORPORATE (3.6%)
   Grupo Iusacall S.A. de CV,
      14.25%, 12/1/06                                250(b)         266
   Pemex Project,
      8.50%, 2/15/08                                 450(b)         464
   Petroleos Mexicanos, Yankee Bond,
      9.50%, 9/15/27                                 800            854
   TV Azteca S.A., Series B,
      10.50%, 2/15/07                                400(b)         381
-----------------------------------------------------------------------
                                                                  1,965
=======================================================================
SOVEREIGN (14.0%)
   United Mexican States,
      8.125%, 12/30/19                             2,350          2,221
   United Mexican States,
      8.375%, 1/14/11                              3,150          3,170
   United Mexican States, Series A,
      9.875%, 2/1/10                               2,100          2,288
-----------------------------------------------------------------------
                                                                  7,679
=======================================================================
                                                                  9,644
=======================================================================
MOROCCO (4.8%)
SOVEREIGN (4.8%)
   Kingdom of Morocco, Reconstruction
      & Consolidation Agreement, Series
      A, (Floating Rate), 5.0937%, 1/1/09          2,893          2,661
-----------------------------------------------------------------------
NIGERIA (0.7%)
SOVEREIGN (0.7%)
   Nigeria, Par Bond,
      6.25%, 11/15/20                                500            319
   Nigeria, Promissory Notes,
      5.092%, 1/5/10                                 100             38
-----------------------------------------------------------------------
                                                                    357
=======================================================================

    The accompanying notes are an integral part of the financial statements.

                                                    FACE
                                                   AMOUNT         VALUE
                                                    (000)         (000)
-----------------------------------------------------------------------
PANAMA (3.3%)
SOVEREIGN (3.3%)
     Republic of Panama,
       9.375%, 4/1/29                         $      250    $       258
     Republic of Panama, Global Bonds,
       9.625%, 2/8/11                              1,200          1,201
     Republic of Panama, PDI, PIK,
       (Floating Rate),
       6.4375%, 7/17/16                              400            322
-----------------------------------------------------------------------
                                                                  1,781
=======================================================================
PERU (0.5%)
SOVEREIGN (0.5%)
     Republic of Peru, PDI,
       4.50%, 3/7/17                                 400(a)         275
-----------------------------------------------------------------------
PHILIPPINES (1.2%)
CORPORATE (0.2%)
     Bayan Telecommunications,
       13.50%, 7/15/06                               500(b,c)        91
------------------------------------------------------------------------
SOVEREIGN (1.0%)
     Republic of Philippines, Global Bond,
       9.50%, 10/21/24                               550            543
-----------------------------------------------------------------------
                                                                    634
=======================================================================
POLAND (1.8%)
CORPORATE (0.7%)
     Netia Holdings, Series B,
       13.125%, 6/15/09                              400            172
     PTC International Finance II Poltel,
       11.25%, 12/1/09                               220            216
-----------------------------------------------------------------------
                                                                    388
=======================================================================
SOVEREIGN (1.1%)
     Poland, PDI,
       6.00%, 10/27/14                               600(a)         590
-----------------------------------------------------------------------
                                                                    978
=======================================================================

QATAR (2.0%)
SOVEREIGN (2.0%)
     State of Qatar, (Registered),
       9.75%, 6/15/30                              1,000          1,120
-----------------------------------------------------------------------
RUSSIA (14.5%)
SOVEREIGN (14.5%)
     Russian Federation, 5.00%, 3/31/30              350(a)         166
     Russian Federation, 5.00%, 3/31/30            7,580(a,b)     3,591
     Russian Federation, 8.25%, 3/31/10            1,655(b)       1,268
     Russian Federation, (Registered),
       8.25%, 3/31/10                                400            307
     Russian Federation, (Registered),
       12.75%, 6/24/28                             2,650          2,610
-----------------------------------------------------------------------
                                                                  7,942
=======================================================================
SOUTH KOREA (2.9%)
CORPORATE (2.0%)
    Korea Electric Power Corp.,
       6.375%, 12/1/03                               550            556
    Korea Electric Power Corp.,
       7.75%, 4/1/13                                 550            555
-----------------------------------------------------------------------
                                                                  1,111
=======================================================================
SOVEREIGN (0.9%)
    Republic of South Korea, Global
      Bond, 8.875%, 4/15/08                   $      450    $       506
-----------------------------------------------------------------------
                                                                  1,617
=======================================================================
TUNISIA (1.0%)
SOVEREIGN (1.0%)
    Banque Centrale de Tunisie,
      8.25%, 9/19/27                                 600            567
-----------------------------------------------------------------------
TURKEY (2.3%)
CORPORATE (0.3%)
    Cellco Finance, 15.00%, 8/1/05                   200(b)         167
-----------------------------------------------------------------------
SOVEREIGN (2.0%)
    Republic of Turkey, 11.875%, 1/15/30           1,350          1,117
-----------------------------------------------------------------------
                                                                  1,284
=======================================================================
URKAINE (0.4%)
SOVEREIGN (0.4%)
     Republic of Ukraine, (Registered),
       11.00%, 3/15/07                               315            243
-----------------------------------------------------------------------
VENEZUELA (2.8%)
SOVEREIGN (2.8%)
     Republic of Venezuela, 9.25%, 9/15/27           550            376
     Republic of Venezuela, Series W-A,
       6.75%, 3/31/20                              1,550          1,170
-----------------------------------------------------------------------
                                                                  1,546
=======================================================================
   TOTAL DEBT INSTRUMENTS (COST $54,007)                         52,765
=======================================================================
                                                  NO. OF
                                                  RIGHTS
-----------------------------------------------------------------------
RIGHTS (0.2%)
MEXICO (0.2%)
     United Mexican States, Value
       Recovery Rights expiring 6/30/03
     (COST $--@)                              10,875,000            107
-----------------------------------------------------------------------
                                                  NO. OF
                                                WARRANTS
-----------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
     Occidente y Caribe,
       expiring 3/15/04 (COST $6)                  9,970(b,d)        10
=======================================================================
                                                    FACE
                                                  AMOUNT
                                                   (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.9%)
UNITED STATES (8.9%)
REPURCHASE AGREEMENT (8.9%)
     J.P. Morgan Securities Inc., 3.70%,
       dated 6/29/01, due 7/02/01
     (COST $4,907)                            $ 4,907(e)        4,907
=======================================================================
FOREIGN CURRENCY (0.0%)
     Euro
     (COST $1)                             EUR         1              1
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                  AMOUNT          VALUE
                                                   (000)           (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (105.2%) (Cost $58,921)                   $    57,790
=======================================================================
OTHER ASSETS (12.5%)
   Receivable for Investments Sold            $    5,718
   Interest Receivable                             1,139
   Receivable for Portfolio Shares Sold               10
   Other                                               1          6,868
=======================================================================
LIABILITIES (-17.7%)
   Payable for Investments Purchased             (8,383)
   Payable for Portfolio Shares Redeemed         (1,010)
   Shareholder Reporting Expense Payable           (106)
   Bank Overdraft Payable                           (88)
   Investment Advisory Fees Payable                 (78)
   Custodian Fees Payable                           (17)
   Administrative Fees Payable                      (14)
   Professional Fees Payable                        (14)
   Other Liabilities                                 (1)         (9,711)
=======================================================================
NET ASSETS (100%)                                           $    54,947
=======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 7,589,832 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                   $      7.24
=======================================================================
                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $63,412
Undistributed Net Investment Income                               2,453
Accumulated Net Realized Loss                                    (9,787)
Unrealized Depreciation on Investments and Foreign
   Currency Translations                                         (1,131)
-----------------------------------------------------------------------
NET ASSETS                                                      $54,947
=======================================================================

(a) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of June 30, 2001. Maturity date disclosed is the ultimate maturity date.
(b)  --  144A Security -- certain conditions for public sale may exist.
(c)  --  Security is in default.
(d)  --  Non-income producing security.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    --  Value is less than $500.
ADR  --  American Depositary Receipt
GDR  --  Global Depositary Receipt

========================================================================
JUNE 30, 2001 EXCHANGE RATES:
------------------------------------------------------------------------
EUR Euro                                          1.178= U.S.     $1.00
------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO
FINANCIAL STATEMENTS

                                                                                     SIX MONTHS ENDED
                                                                                      JUNE 30, 2001
STATEMENT OF OPERATIONS                                                                 (UNAUDITED)
                                                                                           (000)
------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                                                    $2,789
------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                                       202
   Less: Fees Waived                                                                              (24)
                                                                                                 ----
   Net Investment Advisory Fees                                                                   178
   Administrative Fees                                                                             68
   Shareholder Reporting                                                                           47
   Professional Fees                                                                               16
   Custodian Fees                                                                                  15
   Interest Expense                                                                                 1
   Directors' Fees and Expenses                                                                     1
   Other                                                                                            2
------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                  328
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           2,461
------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
   Investments Sold (net of $12 foreign taxes withheld)                                           (16)
   Foreign Currency Transactions                                                                    1
------------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                            (15)
------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                   (344)
   Foreign Currency Translations                                                                   16
------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation                                              (328)
------------------------------------------------------------------------------------------------------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                             (343)
------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $2,118
======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS                                                   SIX MONTHS ENDED
                                                                                       JUNE 30, 2001       YEAR ENDED
                                                                                        (UNAUDITED)     DECEMBER 31, 2000
                                                                                           (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                  $      2,461      $        5,911
  Net Realized Gain (Loss)                                                                        (15)                863
  Change in Unrealized Appreciation/Depreciation                                                 (328)             (2,665)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                                          2,118               4,109
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                            --              (5,415)
  In Excess of Net Investment Income                                                               --                 (14)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                              --              (5,429)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                53,397             108,480
  Distributions Reinvested                                                                         --               4,894
  Redemptions                                                                                 (54,094)            (90,086)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                (697)              23,288
-------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                                  1,421              21,968
NET ASSETS:
  Beginning of Period                                                                          53,526              31,558
-------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment income of
    $2,453 and $(8), respectively)                                                       $     54,947      $       53,526
=========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                           7,515              14,633
    Shares Issued on Distributions Reinvested                                                      --                 708
    Shares Redeemed                                                                            (7,671)            (12,165)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                        (156)              3,176
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                 SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,            PERIOD FROM
                                                 JUNE 30, 2001          ----------------------------    JUNE 16, 1997* TO
                                                 (UNAUDITED)            2000        1999        1998    DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $6.91        $   6.91    $   6.10     $  9.67        $   10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.32            0.85        0.97        0.85             0.28
  Net Realized and Unrealized Gain (Loss)               0.01           (0.06)       0.80       (3.60)           (0.22)
-------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                   0.33            0.79        1.77       (2.75)            0.06
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  --            (0.79)      (0.96)      (0.82)           (0.27)
  In Excess of Net Investment Income                     --            (0.00)+     (0.00)+        --               --
  Net Realized Gain                                      --               --          --          --            (0.02)
  In Excess of Net Realized Gain                         --               --          --          --            (0.10)
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                 --            (0.79)      (0.96)      (0.82)           (0.39)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $7.24        $   6.91    $   6.91     $  6.10        $    9.67
=========================================================================================================================
TOTAL RETURN                                            4.78%          11.39%      29.37%     (28.38)%           0.76%
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $54,947        $ 53,526    $ 31,558     $24,932        $  26,378
Ratio of Expenses to Average Net Assets                 1.31%**         1.40%       1.43%       1.52%            1.35%**
Ratio of Expenses to Average Net Assets Excluding
     Interest Expense                                   1.30%**         1.30%       1.30%       1.30%            1.30%**
Ratio of Net Investment Income to Average Net           9.82%**        13.20%      13.79%      10.94%            8.10%**
Assets
Portfolio Turnover Rate                                  202%            469%        396%        449%             173%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income           $0.00+       $   0.01    $   0.03     $  0.04        $    0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                        1.40%**         1.61%       1.78%       2.05%            2.06%**
  Net Investment Income to Average Net Assets           9.73%**        12.99%      13.43%      10.41%            7.39%**
-------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations
**    Annualized
+     Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS DEBT PORTFOLIO
JUNE 30, 2001 (Unaudited

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

    Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counter-party.

 B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                      FROM
                                         FIRST        $500
                                          $500     MILLION TO    MORE THAN
PORTFOLIO                               MILLION    $1 BILLION    $1 BILLION
---------                               -------    ----------    ----------
Emerging Markets Debt                    0.80%       0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                           NET
   COST        APPRECIATION       DEPRECIATION        DEPRECIATION
  (000)            (000)              (000)               (000)
  -----            -----              -----               -----
 $58,920          $1,060            $(2,191)            $(1,131)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $107,312,000 and $96,100,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001. During the six months ended June 30, 2001, the Portfolio incurred $44,299 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $8,870,000 of which $7,367,000 will expire on December 31, 2006 and $1,503,000 will expire on December 31, 2007. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $259,000.

At June 30, 2001, the net assets of the Portfolio were substantially comprised of foreign securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[LOGO OF MORGAN STANLEY INVESTMENT MANAGEMENT]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

EMERGING MARKETS EQUITY PORTFOLIO
JUNE 30,2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

EMERGING MARKETS EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS]

COMPOSITION OF NET ASSETS

South Korea                                       13.7%
Mexico                                            13.1
Brazil                                            10.9
Taiwan                                            10.1
South Africa                                      10.1
Other                                             42.1

TOP FIVE HOLDINGS

                                                                  PERCENT OF
SECURITY                                        COUNTRY           NET ASSETS
--------                                        -------           ----------
China Mobile (Hong Kong)Ltd.                    China/Hong Kong       3.7%
Telmex                                          Mexico                3.2
Samsung Electronics                             South Korea           2.7
Taiwan Semiconductor Manufacturing Co.,Ltd.     Taiwan                2.3
Petrobras S.A.                                  Brazil                1.9

TOP FIVE INDUSTRIES

                                                 VALUE             PERCENT OF
INDUSTRY                                         (000)             NET ASSETS
--------                                        -------            ----------
Banks                                           $20,288               12.3%
Wireless Telecommunication Services              17,531               10.6
Diversified Telecommunication Services           17,009               10.3
Semiconductor Equipment & Products               12,859                7.8
Oil & Gas                                        10,631                6.4

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX


                                                 TOTAL RETURNS(2)
                                     -------------------------------------------
                                                   ONE         AVERAGE ANNUAL
                                       YTD         YEAR       SINCE INCEPTION(3)
                                     -------      ------      ------------------
PORTFOLIO                            -3.95%       -38.38%          -3.33%
INDEX(1)                             -1.64        -25.82           -6.08

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on October 1,1996.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -3.95% compared to -1.64% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -38.38% compared to -25.82% for the Index. For the period from inception on October 1, 1996 through June 30, 2001, the Portfolio had an average annual total return of -3.33% compared with -6.08% for the Index.

MARKET REVIEW

Underperformance relative to the Index was primarily due to stock selection. Stock selection in Israel, Brazil and South Korea detracted from performance. On a country allocation basis, our overweight stance in Israel coupled with our underweight position in Taiwan hurt relative performance. On a positive note, our overweight in South Korea and underweights in Greece and Malaysia contributed to relative performance.

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other emerging markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focussed on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. The emerging markets rebounded during the second quarter fueled by several U.S. interest rate easings.

During the second quarter of 2001, MSCI announced changes to the Index. Specifically, effective June 1, 2001, Greece and Sri Lanka exited the Index while Egypt and Morocco were added. MSCI also announced details of its free float adjustment methodology. MSCI defines free float as the proportion of shares that is deemed to be available for purchase in the public equity markets by international investors. The free float changes will be implemented in 2 phases beginning in November of this year, with the final phase on May 31, 2002.

The 1.6% decline in emerging markets equity returns was led by Emerging Europe and the Middle East which fell 17.4%. Within this region, Turkey (-33.4%, Index return) and Israel (-25.7%) were the worst performers. Latin America was the best performing region during this six month period, gaining 5.7%. Within Latin America, Colombia and Mexico were the star performers appreciating 38.4% and 25.1%, respectively. Asia's markets declined 0.7% led by Pakistan and India, which fell 17.8% and 16.7%, respectively. South Africa appreciated 4.8% during this period.

During this six month period, we exited Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. In Asia, we added to our overweight in China given its low dependence to exports and relatively strong domestic economy. In Emerging Europe, Middle East and Africa, we sold out of Greece subsequent to its exit from the Emerging Markets Free Index. Additionally, we moved from an overweight to neutral position in Israel locking in gains in some of our technology names in April and given the continued Mid East conflict. Lastly, we added to South Africa where we are focused on domestic-oriented stocks given the recent interest rate cut.

MARKET OUTLOOK

The emerging markets will likely continue to be subject to fluctuations in global market sentiment, yet are poised to perform positively in the face of any improvement. With global interest rates falling, emerging markets have the potential to trade well in the medium term. These markets continue to offer attractive valuations.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS EQUITY PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                                VALUE
                                                     SHARES                     (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (90.9%)
BRAZIL (10.9%)
  Banco Itau S.A. (Preferred)                    14,076,000             $       1,235
  Brasil Telecom S.A. (Preferred)               116,971,590                       696
  Brasil Telecom Participacoes
     S.A. (Preferred)                            55,575,853                       466
  Brasil Telecom Participacoes S.A. ADR              33,855                     1,422
  Celular CRT S.A.                                5,506,227(a)                  2,285
  CEMIG (Preferred)                              33,242,436(a)                    396
  CEMIG ADR                                          20,217(a)                    241
  Companhia de Bebidas das
     Americas (Preferred)                           177,000(a)                     41
  Companhia de Bebidas das
     Americas ADR                                    38,520(a)                    892
  CVRD (Preferred), Class A                          66,593                     1,517
  CVRD ADR                                           17,633                       409
  Eletrobras S.A.                                 8,093,000                       104
  Eletrobras S.A. (Preferred), Class B           14,452,000                       171
  Eletrobras S.A. ADR                                   800                         5
  Embraer S.A. ADR                                   23,340                       911
  Embratel S.A. (Preferred)                      46,600,000                       357
  Embratel S.A. ADR                                   1,200                         9
  Lojas Arapua (Preferred)                        2,311,000(a,b)                   --@
  Lojas Arapua GDR                                    1,305(a,b,c)                 --@
  Petrobras S.A. (Preferred)                         44,455                     1,043
  Petrobras S.A. ADR                                 62,420                     1,623
  Petrobras S.A. ADR (Preferred)                     21,005                       491
  Tele Celular Sul S.A. (Preferred)              69,283,736                       140
  Tele Celular Sul S.A. ADR                          12,181                       246
  Telebras ADR                                       13,552                       634
  Telemar (Preferred)                             3,852,000                        59
  Telemar ADR                                        39,603                       604
  Telemig Celular S.A. (Preferred)               64,750,636                       135
  Telemig Celular S.A. ADR                            4,936                       204
  Telesp Celular S.A. (Preferred)                32,180,321                       197
  Telesp Celular S.A. ADR                            16,589                       251
  Unibanco (Preferred) GDR                           37,112                       944
  Votorantim Celulose e Papel S.A. ADR               25,000                       378
-------------------------------------------------------------------------------------
                                                                               18,106
=====================================================================================
CHILE (0.4%)
  Enersis S.A. (Chile) ADR                           10,500                       157
  Telefonica CTC Chile ADR                           38,560(a)                    543
-------------------------------------------------------------------------------------
                                                                                  700
=====================================================================================
CHINA/HONG KONG (8.6%)
  Asia Satellite Telecom Holdings Ltd.               88,000                       152
  Beijing Capital International Airport             856,000                       269
  Brilliance China Automotive                       757,000                       184
  China Merchants Holdings
   International Co., Ltd.                          883,000                       668
  China Mobile (Hong Kong) Ltd.                   1,166,000(a)                  6,159
  China Overseas Land & Investment                  938,000                       168
  China Petroleum & Chemical Corp.                  968,000                       194
  China Rare Earth Holdings Ltd.                    124,000                        44
  China Resources Beijing Land Ltd.                 562,000                       159
  China Resources Enterprises Ltd.                  315,000                       531
  China Southern Airlines Co., Ltd.               1,092,000(a)                    340
  China Unicom Ltd.                                 204,000(a)          $         356
  Citic Pacific Ltd.                                279,000                       864
  CNOOC Ltd.                                        953,000(a)                    904
  CNOOC Ltd. ADR                                      6,300(a)                    119
  Cosco Pacific Ltd.                                229,000                       151
  Denway Motors Ltd.                              1,729,900(a)                    621
  Greencool Technology Holdings Ltd.                884,000                       351
  Legend Holdings Ltd.                              687,000                       385
  Nanjing Panda Electronics Co., Ltd.               962,000(a)                    416
  New World China Land Ltd.                         259,200(a)                    126
  Sun Television Cybernetworks
    Holdings Ltd.                                 1,440,500(a)                     28
  Travelsky Technology Ltd.                         366,000(a)                    371
  Yanzhou Coal Mining Co., Ltd.                     686,000                       317
  Yanzhou Coal Mining Co., Ltd. ADR                  13,603                       325
-------------------------------------------------------------------------------------
                                                                               14,202
=====================================================================================
COLOMBIA (0.0%)
  Bancolombia S.A. (Preferred)                        2,661(b)                      1
=====================================================================================
CZECH REPUBLIC (0.1%)
  Cesky Telecom A.S.                                 14,701                       134
  Cesky Telecom A.S. GDR                              9,503(a)                     84
-------------------------------------------------------------------------------------
                                                                                  218
=====================================================================================
EGYPT (0.1%)
  Egypt Gas Co.                                       4,075(b)                     66
  MobiNil                                             8,913(a)                    134
-------------------------------------------------------------------------------------
                                                                                  200
=====================================================================================
HUNGARY (1.3%)
  Gedeon Richter Rt.                                 10,956                       610
  Gedeon Richter Rt. GDR                              3,510                       192
  Matav Rt.                                          37,698                       111
  Matav Rt. ADR                                      23,795                       356
  MOL Magyar Olaj-es Gazipari Rt.                    20,043                       286
  MOL Magyar Olaj-es Gazipari Rt.
    GDR (Registered)                                    600                         9
  OTP Bank Rt.                                        9,559                       498
  OTP Bank Rt. GDR                                       60                         3
-------------------------------------------------------------------------------------
                                                                                2,065
=====================================================================================
INDIA (6.6%)
  Bharat Heavy Electricals                          147,800                       554
  Bharat Petroleum Corp., Ltd.                       96,500                       385
  BSES Ltd.                                          89,500(a)                    374
  Cipla Ltd.                                         18,650(a)                    453
  Colgate-Palmolive (India)                          51,900(a)                    180
  Container Corp. of India                          111,664                       302
  Dabur India Ltd.                                  127,500                       167
  Dr. Reddy's Laboratories                           13,750                       471
  Gujarat Ambuja Cements                            104,500                       412
  HCL Technologies Ltd.                              28,200                       176
  HDFC Bank Ltd.                                     74,000                       331
  Hero Honda Motors Ltd.                            126,975(a)                    390
  Hindustan Lever Ltd.                              278,500                     1,216
  Hindustan Petroleum Corp.                         105,500                       355
  Housing Development Finance Corp.                  60,690                       890
  India-Info.com, Private Co., Ltd.                  58,026(a,c)                   19
  Infosys Technologies Ltd.                          10,090                       807

    The accompanying notes are an integral part of the financial statements.

                                                                                VALUE
                                                     SHARES                     (000)
-------------------------------------------------------------------------------------
INDIA (CONT.)
  ITC Ltd.                                            8,500             $         136
  ITC Ltd. GDR                                       12,600                       233
  Lupin Laboratories Ltd.                            23,121(a)                     37
  Mahanagar Telephone Nigam Ltd.                    244,000                       655
  Mahanagar Telephone Nigam
    Ltd. GDR                                         33,800                       182
  Morgan Stanley India
    Investment Fund, Inc.                            20,732(d)                    173
  Nestle India Ltd.                                  16,500                       196
  Ranbaxy Laboratories Ltd.                          29,250                       299
  Reliance Industries Ltd.                           69,400                       545
  Reliance Industries Ltd. GDR                        5,500                        84
  State Bank of India                                86,500                       405
  Strides Arcolab Ltd.                               15,750(a,c)                   20
  Tata Iron & Steel Co., Ltd.                        69,000                       170
  Tata Power Company Ltd.                            13,500(a)                     37
  Wipro Ltd. ADR                                      5,300                       148
  Zee Telefilms Ltd.                                 74,950                       190
-------------------------------------------------------------------------------------
                                                                               10,992
=====================================================================================
INDONESIA (0.5%)
  Hanjaya Mandale Sampoerna                         585,500                       825
-------------------------------------------------------------------------------------
ISRAEL (4.4%)
  BreezeCom Ltd.                                     56,792(a)                    250
  Ceragon Networks Ltd.                              29,100(a)                     90
  Check Point Software
   Technologies Ltd.                                 24,993(a)                  1,264
  DSP Group, Inc.                                     8,400(a)                    180
  ECI Telecom Ltd.                                  161,811                       809
  RADVision Ltd.                                     30,114(a)                    186
  RADWARE Ltd.                                       44,861(a)                    810
  Teva Pharmaceutical Industries Ltd.                 7,950                       498
  Teva Pharmaceutical Industries
    Ltd. ADR                                         26,013                     1,621
  TTI Team Telecom International Ltd.                37,132(a)                    722
  Zoran Corp.                                        26,693(a)                    793
-------------------------------------------------------------------------------------
                                                                                7,223
=====================================================================================
MALAYSIA (1.9%)
  British American Tobacco
    (Malaysia) Bhd                                   77,200                       706
  Digi.com Bhd                                      228,000(a)                    333
  Malayan Banking Bhd                               208,200                       564
  Malaysian Pacific Industries Bhd                   53,000                       184
  Public Bank Bhd                                   671,100                       396
  Resorts World Bhd                                 103,000                       138
  Telekom Malaysia Bhd                              199,000                       461
  Tenaga Nasional Bhd                               155,000                       357
-------------------------------------------------------------------------------------
                                                                                3,139
=====================================================================================
MEXICO (13.1%)
  Alfa S.A., Class A                                239,722                       334
  America Movil S.A. de C.V.                        124,499                     2,597
  Banacci                                           769,158                     1,991
  Cemex S.A. CPO                                    187,499                       999
  Cemex S.A. CPO ADR                                 29,226                       774
  FEMSA ADR                                          30,965                     1,326
  FEMSA UBD                                         263,741                    1,122
  Grupo Aeroportuario del Sureste
    S.A. ADR                                         32,450(a)                    607
  Grupo Aeroportuario del Sureste
   S.A., Class B                                     95,000(a)          $         178
  Grupo Carso S.A. de C.V., Class A-1                91,314(a)                    271
  Grupo Financiero BBVA
   Bancomer ADR                                      17,495(a,c)                  345
  Grupo Financiero BBVA
   Bancomer ADR                                      36,200(a)                    724
  Grupo Financiero BBVA
   Bancomer, Class O                                674,822(a)                    669
  Grupo Modelo S.A., Class C                         45,800                      125
  Grupo Sanborns S.A., Class B-1                     10,325(a)                      15
  Grupo Televisa S.A. GDR                            37,327(a)                   1,493
  Kimberly-Clark de Mexico, Class A                 376,143                     1,114
  Telmex ADR, Class L                               151,174                     5,305
  Wal-Mart de Mexico                                395,191                     1,074
  Wal-Mart de Mexico ADR                              8,994                       243
  Wal-Mart de Mexico, Class C                       117,698                       289
-------------------------------------------------------------------------------------
                                                                               21,595
=====================================================================================
POLAND (1.4%)
  Bank Polsa Kasa Opieki S.A.                        34,977(a)                    600
  Elektrim S.A.                                      22,521(a)                    144
  Telekomunikacja Polska S.A.                        12,073(a)                     54
  Telekomunikacja Polska S.A. GDR                   343,575                     1,553
-------------------------------------------------------------------------------------
                                                                                2,351
=====================================================================================
RUSSIA (3.6%)
  Lukoil Holding ADR                                 26,788                     1,285
  Mustcom                                           985,428(a,b)                  138
  Norilsk Nickel ADR                                  7,900(a)                    142
  OAO Gazprom ADR                                    24,800                       271
  Surgutneftegaz ADR                                157,159                     2,010
  Surgutneftegaz ADR (Preferred)                      7,690                       119
  Unified Energy Systems ADR                          4,700                        54
  Unified Energy Systems GDR                        161,684(a)                  1,843
  Yukos ADR                                           2,600(a)                    153
-------------------------------------------------------------------------------------
                                                                                6,015
=====================================================================================
SOUTH AFRICA (10.1%)
  ABSA Group Ltd.                                   169,500                       797
  Anglo American Platinum Corp., Ltd.                29,728                     1,326
  Anglo American plc                                191,631                     2,852
  Barlow Ltd.                                         3,300                        25
  Bidvest Group Ltd.                                 91,657                       571
  Dimension Data Holdings plc                       103,502(a)                    394
  FirstRand Ltd.                                  1,215,800                     1,301
  Impala Platinum Holdings Ltd.                      17,445                       874
  Liberty Group Ltd.                                 90,240                       651
  M-Cell Ltd.                                       104,800                       241
  Nedcor Ltd.                                        38,314                       752
  Old Mutual plc                                     75,700                       173
  Remgro Ltd.                                        99,765                       716
  Sanlam Ltd.                                       913,510                     1,248
  Sappi Ltd.                                         37,500                       330
  Sasol Ltd.                                        111,173                     1,017
  South African Breweries plc                       320,693                     2,434
  Standard Bank Investment Corp., Ltd.              229,800                     1,002
-------------------------------------------------------------------------------------
                                                                               16,704
=====================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                VALUE
                                                     SHARES                     (000)
-------------------------------------------------------------------------------------
SOUTH KOREA (13.7%)
  Cheil Communications, Inc.                         10,330             $         898
  H&CB                                               23,450                       525
  Hana Bank                                          46,850                       342
  Humax Co., Ltd.                                    59,942                       880
  Hyundai Mobis                                      64,690                       696
  Hyundai Motor Co., Ltd.                            94,330                     2,053
  Kookmin Bank                                       97,937                     1,314
  Kookmin Credit Card Co., Ltd.                      11,850                       337
  Korea Electric Power Corp.                         49,410                       919
  Korea Telecom Corp.                                38,960                     1,558
  Korea Telecom Corp. ADR                            67,900                     1,492
  KT Freetel                                          9,310(a)                    268
  LG Engineering & Construction Ltd.                 45,020                       374
  LG Household & Health Care Ltd.                    15,570(a)                    353
  Pohang Iron & Steel Co., Ltd.                      21,182                     1,694
  Samsung Electro-Mechanics Co.                       5,056                       182
  Samsung Electronics                                27,761                     4,099
  Samsung Electronics (Preferred)                     6,570                       407
  Samsung Securities Co.                             24,460(a)                    696
  Shinhan Bank                                      130,360                     1,338
  SK Telecom Co., Ltd.                               13,850                     2,039
  Tong Yang Confectionery Corp.                      11,510                       197
-------------------------------------------------------------------------------------
                                                                               22,661
=====================================================================================
TAIWAN (10.1%)
  Ambit Microsystems Corp.                           88,440                       370
  ASE Test Ltd.                                      18,700(a)                    239
  Asustek Computer, Inc.                            246,090                     1,040
  Bank Sinopac                                      683,000(a)                    315
  Cathay Life Insurance Co., Ltd.                   181,000                       218
  China Steel Corp.                                 871,000                       435
  Chinatrust Commercial Bank                      1,207,936(a)                    846
  Compal Electronics, Inc.                          102,250                       110
  Delta Electronics, Inc.                           380,750                       940
  Elan Microelectronics Corp.                        92,000(a)                    178
  Far Eastern Textile Ltd.                          406,374                       227
  Faraday Technology Corp.                           23,000(a)                    182
  Formosa Chemicals & Fibre Corp.                   489,240                       342
  Fubon Insurance Co.                               525,000                       435
  Hon Hai Precision Industry Co., Ltd.              317,896                     1,671
  Macronix International Co., Ltd.                   51,119(a)                     54
  Nan Ya Plastic Corp.                              141,000                       143
  President Chain Store Corp.                       165,864                       359
  Quanta Computer, Inc.                             220,000                       748
  Realtek Semiconductor Corp.                        33,000(a)                    150
  Siliconware Precision Industries Co.              566,980(a)                    321
  Sunplus Technology Co., Ltd.                       39,000                       165
  Taipei Bank                                       581,000(a)                    316
  Taishin International Bank                        588,728(a)                    268
  Taiwan Cellular Corp.                             286,488(a)                    374
  Taiwan Semiconductor
    Manufacturing Co., Ltd.                       2,023,497(a)                  3,761
  Uni-President Enterprises Co.                     563,000                       237
  United Microelectronics Corp., Ltd.             1,400,000(a)                  1,858
  Winbond Electronics Corp.                         539,584                       453
-------------------------------------------------------------------------------------
                                                                               16,755
=====================================================================================
THAILAND (1.7%)
  Advanced Info. Service PCL (Foreign)               94,800             $       1,010
  BEC World PCL (Foreign)                            90,900(b)                    486
  Delta Electronics (Thailand) PCL
    (Foreign)                                       107,360(b)                    517
  Shin Corp. PCL (Foreign)                           85,700(a)                    326
  Thai Farmers Bank PCL (Foreign)                   468,200(a)                    207
  Total Access Communication PCL                     74,200(a)                    167
-------------------------------------------------------------------------------------
                                                                                2,713
=====================================================================================
  TURKEY (2.4%)
  Akbank T.A.S.                                  67,350,000                       280
  Aksigorta A.S.                                 19,750,000                       158
  Andolu Efes Biracilik ve Malt
    Sanayii A.S.                                  6,826,342                       261
  Migros Turk T.A.S.                              2,574,000                       160
  Netas Northern Electric
    Telekomunikasyon A.S.                         7,506,000                       306
  Tupras-Turkiye Petrol Rafinerileri A.S.        20,381,000                       521
  Turkcell Iletisim Hizmetleri A.S. ADR              24,981(a)                     70
  Turkiye Garanti Bankasi A.S.                   41,787,000(a)                    210
  Vestel Elektronik Sanayi ve
    Ticaret A.S.                                120,627,055(a)                    294
  Yapi ve Kredi Bankasi A.S.                    556,346,442(a)                  1,733
  Yapi ve Kredi Bankasi A.S. GDR                     10,973(a)                     34
-------------------------------------------------------------------------------------
                                                                                4,027
=====================================================================================
OTHER - AFRICA (0.0%)
  Morgan Stanley Africa Investment
    Fund, Inc.                                        1,119(d)                      9
-------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $174,884)                                         150,501
=====================================================================================

                                             FACE
                                            AMOUNT
                                            (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.3%)
REPURCHASE AGREEMENT (10.3%)
  J.P. Morgan Securities Inc., 3.70%,
    dated 6/29/01, due 7/02/01
  (COST $17,030)                          $      17,030(e)         17,030
--------------------------------------------------------------------------
FOREIGN CURRENCY (1.0%)
  Argentine Peso                        ARS          19                19
  Brazilian Real                        BRL          20                 9
  British Pound                         GBP         213               300
  Euro                                  EUR          25                21
  Hungarian Forint                      HUF          89                --@
  Indian Rupee                          INR       7,246               154
  Mexican Peso                          MXN         127                14
  South African Rand                    ZAR       2,306               287
  South Korean Won                      KRW           3                --@
  Taiwan Dollar                         TWD      28,664               832
  Turkish Lira                          TRL  29,895,491                24
--------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $1,662)                              1,660
==========================================================================

    The accompanying notes are an integral part of the financial statements.


                                                AMOUNT             VALUE
                                                 (000)              (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%) (Cost $193,576)                       $169,191
============================================================================
OTHER ASSETS (1.0%)
  Cash                                      $         1
  Receivable for Investments Sold                   554
  Receivable for Portfolio Shares Sold              503
  Dividends Receivable                              396
  Taxes Receivable                                  239
  Deferred Organization Cost                         26
  Interest Receivable                                 4
  Other                                               1               1,724
----------------------------------------------------------------------------
LIABILITIES (-3.2%)
  Payable for Investments Purchased              (3,934)
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                    (491)
  Investment Advisory Fees Payable                 (290)
  Custodian Fees Payable                           (272)
  Shareholder Reporting
    Expenses Payable                               (140)
  Payable for Portfolio Shares
    Redeemed                                       (123)
  Administrative Fees Payable                       (41)
  Professional Fees Payable                         (27)
  Deferred Foreign Taxes Payable                     (1)
  Other Liabilities                                  (3)             (5,322)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                  $165,593
============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 24,325,233 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                           $   6.81
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $257,152
Undistributed Net Investment Income                                     173
Accumulated Net Realized Loss                                       (67,083)
Unrealized Depreciation on Investments and Foreign
  Currency Translations                                             (24,649)
----------------------------------------------------------------------------
NET ASSETS                                                         $165,593
============================================================================

---------------------------------------------------------------------
JUNE 30, 2001 EXCHANGE RATES:
=====================================================================
ARS      Argentine Peso                          0.9999= U.S.  $1.00
BRL      Brazilian Real                          2.3105= U.S.  $1.00
GBP      British Pound                           0.7066= U.S.  $1.00
CZK      Czech Koruna                           39.9313= U.S.  $1.00
EUR      Euro                                    1.1779= U.S.  $1.00
HKD      Hong Kong Dollar                        7.7998= U.S.  $1.00
HUF      Hungarian Forint                      287.5800= U.S.  $1.00
INR      Indian Rupee                           47.0400= U.S.  $1.00
MXN      Mexican Peso                            9.0410= U.S.  $1.00
ZAR      South African Rand                      8.0450= U.S.  $1.00
KRW      South Korean Won                    1,300.5000= U.S.  $1.00
TWD      Taiwan Dollar                          34.4300= U.S.  $1.00
TRL      Turkish Lira                    1,255,000.0000= U.S.  $1.00
---------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
 Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                                      IN                 NET
    TO                                       EXCHANGE           UNREALIZED
  DELIVER         VALUE        SETTLEMENT      FOR       VALUE    LOSS
   (000)          (000)           DATE        (000)       (000)   (000)
--------------------------------------------------------------------------
BRL          10     $ 4         7/02/01      US$     4     $ 4    $ --
BRL          19       8         7/03/01      US$     8       8      --
CZK         529      13         7/02/01      US$    13      13      --
CZK       1,182      30         7/09/01      US$    30      30      --
HKD          42       5         7/03/01      US$     5       5      --
MXN      36,513   3,831         1/18/02      US$ 3,601   3,601    (230)
MXN      44,698   4,690         1/18/02      US$ 4,429   4,429    (261)
US$         191     191         7/02/01      INR 9,000     191      --
US$         117     117         7/03/01      INR 5,500     117      --
US$         157     157         7/03/01      ZAR 1,268     157      --
US$         147     147         7/03/01      ZAR 1,185     147      --
                -------                                -------   -----
                $ 9,193                                $ 8,702   $(491)
                =======                                =======   =====
-------------------------------------------------------------------------

(a) - Non-income producing security.
(b) - Security valued at fair value -- see note A-1 to financial statements.
(c) - 144A Security -- certain conditions for public sale may exist.
(d) - Fund is advised by an affiliate.
(e) - The repurchase agreement is fully colltateralized by U.S.
      government and/or agency obligations based on market
      prices at the date of this statement of net assets. The
      investment in the repurchase agreement is through
      participation in a joint account with affiliated funds.
@   - Value is less than $500.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2001

                                                                   PERCENT
                                                 VALUE              OF NET
INDUSTRY                                         (000)              ASSETS
---------------------------------------------------------------------------
Aerospace & Defense                          $     911                 0.6%
Airlines                                           608                 0.4
Auto Components                                    696                 0.4
Automobiles                                      3,248                 2.0
Banks                                           20,288                12.3
Beverages                                        6,200                 3.7
Chemicals                                          816                 0.5
Commercial Services & Supplies                     351                 0.2
Communications Equipment                         1,872                 1.1
Computers & Peripherals                          2,653                 1.6
Construction & Engineering                         374                 0.2
Construction Materials                           2,185                 1.3
Distributors                                       531                 0.3
Diversified Financials                           2,105                 1.3
Diversified Telecommunication
  Services                                      17,009                10.3
Electric Utilities                               4,953                 2.9
Electrical Equipment                             1,695                 1.0
Electronic Equipment & Instruments               3,250                 2.0
Food & Drug Retailing                              519                 0.3
Food Products                                      629                 0.4
Gas Utilities                                       66                 0.0
Hotels Restaurants & Leisure                       138                 0.1
Household Durables                                 294                 0.2
Household Products                               1,836                 1.1
Industrial Conglomerates                         3,424                 2.1
Insurance                                        2,933                 1.7
Internet Software & Services                     2,279                 1.4
IT Consulting & Services                         1,525                 0.9
Media                                            3,247                 2.0
Metals & Mining                                  9,918                 6.0
Multiline Retail                                 1,621                 1.0
Oil & Gas                                       10,631                 6.4
Paper & Forest Products                          1,822                 1.1
Pharmaceuticals                                  4,368                 2.5
Real Estate                                        453                 0.3
Road & Rail                                        301                 0.2
Semiconductor Equipment &
  Products                                      12,859                 7.8
Software                                         1,093                 0.7
Textiles & Apparel                                 569                 0.3
Tobacco                                          1,764                 1.1
Transportation Infrastructure                      936                 0.6
Wireless Telecommunication
  Services                                      17,531                10.6
Other                                           18,690                11.3
---------------------------------------------------------------------------
                                             $ 169,191               102.2%
===========================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS EQUITY PORTFOLIO
FINANCIAL STATEMENTS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2001
                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                      (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $84 foreign taxes withheld)                                              $   1,789
  Interest                                                                                         300
-------------------------------------------------------------------------------------------------------
    Total Income                                                                                 2,089
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                       1,055
  Less: Fees Waived                                                                               (240)
                                                                                                  ----
  Net Investment Advisory Fees                                                                     815
  Custodian Fees                                                                                   266
  Administrative Fees                                                                              222
  Shareholder Reporting                                                                             72
  Professional Fees                                                                                 37
  Amortization of Organizational Costs                                                              51
  Foreign Tax Expense                                                                               32
  Interest Expense                                                                                  18
  Other                                                                                              7
-------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                 1,520
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              569
-------------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold (net of $18 foreign taxes withheld)                                         (48,494)
  Foreign Currency Transactions                                                                   (290)
-------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                          (48,784)
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                   41,930
  Foreign Currency Translations                                                                   (260)
-------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                                              41,670
-------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                          (7,114)
-------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  (6,545)
=======================================================================================================

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001           YEAR ENDED
                                                                           (UNAUDITED)        DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                            (000)                  (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $      569             $  (1,889)
  Net Realized Gain (Loss)                                                       (48,784)                8,210
  Change in Unrealized Appreciation/Depreciation                                  41,670              (116,703)
--------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                            (6,545)             (110,382)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Realized Gain                                                                   --                (8,849)
  In Excess of Net Realized Gain                                                      --               (18,208)
  Paid-in Capital                                                                     --                  (689)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                 --               (27,746)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                  268,396               296,451
  Distributions Reinvested                                                            --                27,732
  Redemptions                                                                   (257,812)             (211,625)
--------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions            10,584               112,558
--------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                          4,039               (25,570)
NET ASSETS:
  Beginning of Period                                                            161,554               187,124
--------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income (accumulated
    net investment loss) of $173 and $(396), respectively)                    $  165,593             $ 161,554
==============================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                             38,653                23,537
    Shares Issued on Distributions Reinvested                                         --                 3,716
    Shares Redeemed                                                              (37,116)              (17,916)
--------------------------------------------------------------------------------------------------------------
Net Increase in Capital Shares Outstanding                                         1,537                 9,337
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                  SIX MONTHS
                                                  ENDED                     YEAR ENDED DECEMBER 31,                     PERIOD FROM
                                                  JUNE 30, 2001 ----------------------------------------------  OCTOBER 1, 1996* TO
                                                  (UNAUDITED)     2000           1999        1998        1997     DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   7.09     $  13.91       $   7.11     $  9.45     $  9.78           $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
      Net Investment Income (Loss)                    0.02        (0.08)         (0.01)       0.06        0.04              0.01
      Net Realized and Unrealized
          Gain (Loss)                                (0.30)       (5.32)          6.81       (2.36)         --             (0.21)
------------------------------------------------------------------------------------------------------------------------------------
          Total from Investment Operations           (0.28)       (5.40)          6.80       (2.30)       0.04             (0.20)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                             --           --          (0.00)+     (0.04)      (0.07)            (0.02)
      Net Realized Gain                                 --        (0.44)            --          --       (0.02)               --
      In Excess of Net Realized Gain                    --        (0.94)            --          --       (0.28)               --
      Paid-in Capital                                   --        (0.04)            --          --          --                --
------------------------------------------------------------------------------------------------------------------------------------
          Total Distributions                           --        (1.42)         (0.00)+     (0.04)      (0.37)            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   6.81     $   7.09    $     13.91     $  7.11    $   9.45          $   9.78
====================================================================================================================================
TOTAL RETURN                                         (3.95)%     (39.21)%        95.68%     (24.34)%      0.52%            (2.03)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $165,593     $161,554    $   187,124     $36,313     $34,098           $11,789
Ratio of Expenses to Average
      Net Assets                                      1.80%**      1.80%          1.79%       1.95%       1.80%             1.79%**
Ratio of Expenses to Average Net Assets
      Excluding Foreign Tax Expense and Interest
      Expense                                         1.75%**      1.75%          1.75%       1.75%       1.75%             1.75%**
Ratio of Net Investment Income (Loss) to
      Average Net Assets                              0.67%**     (0.81)%        (0.37)%      0.83%       0.47%             0.32%**
Portfolio Turnover Rate                                 70%          94%           113%        100%         87%                9%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
      the Period:
      Per Share Benefit to Net Investment Income  $   0.01     $   0.02    $      0.05     $  0.11    $   0.17          $   0.08
Ratios Before Expense Limitation:
      Expenses to Average Net Assets                  2.08%**      1.96%          2.62%       3.45%       4.12%             6.17%**
      Net Investment Income (Loss) to Average Net
          Assets                                      0.39%**     (0.96)%        (1.21)%     (0.66)%     (1.84)%           (4.06)%**
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
+    Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS EQUITY PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

   Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. ORGANIZATION COSTS: The organization costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management has agreed that in the event any of its initial shares which constituted the Fund at inception are redeemed prior to the amortization of such costs, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organization costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counter-party.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM
                                   FIRST       $500
                                   $500      MILLION TO   MORE THAN
PORTFOLIO                          MILLION  $1 BILLION   $1 BILLION
---------                          -------  -----------  ----------
Emerging Markets Equity             1.25%      1.20%       1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                       NET
   COST             APPRECIATION   DEPRECIATION    DEPRECIATION
  (000)                (000)          (000)           (000)
  -----            --------------  ------------    ------------
 $191,914             $7,334         $(31,717)       $(24,383)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $116,141,000 and $108,858,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $13,697,000 and post-October currency losses of $93,000.

At June 30, 2001, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase  Manhattan  Bank
3 Chase MetroTech  Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
 Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT WWW.MORGANSTANLEY.COM/IM.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

GLOBAL VALUE EQUITY PORTFOLIO

JUNE 30, 2001

GLOBAL VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

-----------------------------------------------
United States                           43.3%
United Kingdom                          14.4
Japan                                   11.1
France                                   7.0
Netherlands                              5.2
Other                                   19.0
-----------------------------------------------

TOP FIVE HOLDINGS

SECURITY                            COUNTRY              PERCENT OF
                                                         NET ASSETS
--------                            -------------        ----------
Aventis S.A.                        France                  2.8%
Philip Morris Cos., Inc.            United States           2.5
Verizon Communications, Inc.        United States           2.0
Nestle S.A.                         Switzerland             2.0
J.P. Morgan Chase & Co.             United States           1.9

TOP FIVE INDUSTRIES

                                                         PERCENT OF
INDUSTRY                            VALUE (000)          NET ASSETS
--------                            -----------          ----------
Pharmaceuticals                     $ 5,658                 8.1%
Diversified Telecommunication
  Services                            5,128                 7.4
Oil & Gas                             3,942                 5.7
Media                                 3,834                 5.5
Food Products                         3,831                 5.5

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX

                                        TOTAL RETURNS(2)
                          --------------------------------------------
                              YTD      ONE YEAR     AVERAGE ANNUAL
                                                   SINCE INCEPTION(3)
                          ------------ --------- ---------------------
PORTFOLIO                    -2.58%       4.68%         10.08%
INDEX(1)                    -10.55      -20.30           7.91

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on January 2,1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issues throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. Effective May 21,2001,the Portfolio changed its name from the Global Equity Portfolio to the Global Value Equity Portfolio.

For the six months ended June 30,2001,the Portfolio had a total return of -2.58% compared to -10.55% for the Morgan Stanley Capital International
(MSCI)World Index (the "Index"). For the one year period ended June 30,2001,the Portfolio had a total return of 4.68% compared to -20.30% for the Index. For the period from inception on January 2,1997 through June 30,2001,the Portfolio had an average annual total return of 10.08% compared to 7.91% for the Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

MARKET REVIEW

In the last six months, the Portfolio's outperformance was driven by strong stock selection across most sectors, notably consumer staples, financials and industrials. Philip Morris and Albertson's were the two biggest contributors during the six month period, performing strongly relative to negative performance from the consumer staples sector. Alcoa was another strong positive, rising on the back of higher commodity prices. Strong stock picking in financials helped the Portfolio preserve capital, as MBIA, J.P.Morgan Chase and Prudential each benefited from easing interest rates in the U.S. As for detractors from performance over the last six months, weakness in selected energy stocks (Halliburton)and an underweight in healthcare both proved to be negatives.

Post the technology, media, telecom (TMT)bubble bursting, turnover for the last few quarters has drifted back to the more normal 30% per annum level that is consistent with the long term history of our Global Value strategy. Recently we have taken profits in Fuji Photo following strong performance. Within food retailing, we significantly reduced long-held Albertson's. Its valuation is less discounted to its peers following strong April/May performance and the positive announcement of a new CEO (formerly with Gene al Electric). We initiated a position in high quality Kroger (U.S. supermarket chain and Albertson's competitor). Kroger trades at an excessive discount to its peer group following concerns about Kroger's accounting. These concerns have since proven unfounded. Within energy, we sold out of Repsol, which had reached its fair value target following purchase earlier this year. While remaining underweight to energy over all, we participated in the Statoil IPO (Norway) where the combination of attractive peer group valuation and long reserve life of the Norwegian off-shore oil assets looks compelling. We took advantage of weakness in Pharma to top up two high quality holdings, Aventis (France) and Bristol-Myers Squibb (USA) where recent management meetings have reinforced our original fundamental analysis. We sold out of Rolls Royce (Industrial Engines) following a meeting with management, as the industry continues to be plagued by quality issues for industrial engines. We added to FedEx on weakness (concern about slowing demand) where we see attractive risk/reward below the $40 per share mark. We sold out of Australian building materials company CSR following a positive restructuring announcement which has driven strong share performance.

A position in McDonalds was initiated earlier in the year, as concerns over European beef caused sales to be flat. The resulting sell off allowed us access to what has been a consistent free cash flow generator. Viacom was another new addition to the Portfolio. As one of the strongest advertising supported media companies, the impact of reduced ad spending in recent months has been unforgiving. With lower capital intensity than its peers however, there could be ample upside potential when the economy turns.

MARKET OUTLOOK

The Portfolio remains significantly overweight consumer staples and half-weighted in technology relative to the Index. Although we took advantage of a brief window in the first quarter to add some quality tech names on valuation grounds (e.g. Hewlett Packard, Canon) that window largely closed in the second quarter. The Portfolio is overweight in material companies where the valuation already discounts a hard landing in the global economy. Overall, the Portfolio currently remains defensively positioned with high quality cash flow streams that remain undervalued relative to peers in the Index and bond yields.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS (96.1%)
AUSTRALIA (0.7%)
   Westpac Banking Corp., Ltd.                        65,380       $    482
============================================================================
CANADA (1.4%)
   Potash Corp. of Saskatchewan, Inc.                  5,450            312
   Telus Corp.                                        15,897            358
   Telus Corp. (Non Voting)                           13,699            298
----------------------------------------------------------------------------
                                                                        968
============================================================================
CHINA/HONG KONG (1.3%)
   Hong Kong Electric Holdings Ltd.                  226,500            871
============================================================================
DENMARK (0.5%)
   Danisco A.S.                                        9,610            352
============================================================================
FRANCE (7.0%)
   Alcatel S.A.                                       16,260            340
   Aventis S.A.                                       24,125          1,926
   Groupe Danone                                       5,070            696
   Lafarge S.A.                                        3,450            295
   Pernod Ricard                                       5,059            354
   TotalFinaElf S.A., Class B                          8,890          1,245
----------------------------------------------------------------------------
                                                                      4,856
============================================================================
GERMANY (1.5%)
   BASF AG                                             9,189            360
   Bayer AG                                           18,441            718
----------------------------------------------------------------------------
                                                                      1,078
============================================================================
IRELAND (0.9%)
   Green Property plc                                 90,832            599
============================================================================
ITALY (1.5%)
   ENI S.p.A                                          49,375            602
   Telecom Italia S.p.A.                              94,300            450
----------------------------------------------------------------------------
                                                                      1,052
============================================================================
JAPAN (11.1%)
   Canon, Inc.                                        21,000            849
   DDI Corp.                                             144            672
   Fuji Photo Film Ltd.                                9,000            388
   Fuji Television Network, Inc.                          46            264
   Fujitsu Ltd.                                       37,000            389
   Hitachi Ltd.                                       68,000            668
   Matsushita Electric Industrial Co., Ltd.           21,000            329
   Mitsubishi Electric Corp.                          68,000            337
   Mitsui & Co., Ltd.                                 58,000            390
   Nippon Telegraph & Telephone Corp.                    162            844
   Sankyo Co., Ltd.                                   38,000            685
   Sumitomo Marine & Fire Insurance Co.               68,000            380
   Tokyo Gas Co.                                     214,000            650
   Toppan Printing Co., Ltd.                          54,000            555
   Toshiba Corp.                                      64,000            338
----------------------------------------------------------------------------
                                                                      7,738
============================================================================
NETHERLANDS (5.2%)
   Akzo Nobel N.V.                                    16,870            714
   ING Groep N.V.                                     16,574(a)       1,083
   Koninklijke (Royal) Philips Electronics
   N.V.                                               29,753            789
   Royal Dutch Petroleum Co.                          18,160          1,058
----------------------------------------------------------------------------
                                                                      3,644
============================================================================
NORWAY (0.5%)
   Statoil ASA                                        48,700(a)    $   360
============================================================================
SINGAPORE (0.9%)
   United Overseas Bank Ltd.                          94,000           593
============================================================================
SOUTH KOREA (0.2%)
   Samsung Electronics Co. GDR                         2,200(b)        169
============================================================================
SPAIN (0.5%)
   Telefonica S.A.                                    26,888(a)        332
============================================================================
SWEDEN (1.0%)
   Nordea AB                                         121,270           691
============================================================================
SWITZERLAND (4.2%)
   Cie Financiere Richemont AG, Class A                  225           576
   Holcim Ltd.                                         1,465(a)        298
   Holcim Ltd., Class B                                  250(a)         51
   Nestle S.A.                                         6,430         1,367
   Syngenta AG                                         5,151(a)        271
   UBS AG (Registered)                                 2,610           374
----------------------------------------------------------------------------
                                                                     2,937
============================================================================
UNITED KINGDOM (14.4%)
   Allied Domecq plc                                 166,200         1,038
   BAA plc                                            36,400           338
   BAE Systems plc                                   220,183         1,056
   Blue Circle Industries plc                         42,879           297
   British Telecom plc                                57,000           359
   Cadbury Schweppes plc                             174,250         1,177
   Diageo plc                                         95,706         1,051
   GKN plc                                            32,422           311
   Glaxosmithkline plc                                26,000           732
   Great Universal Stores plc                         50,000           429
   Imperial Tobacco Group plc                         50,011           588
   J. Sainsbury plc                                  118,500           740
   Prudential Corp. plc                               27,450           333
   Reckitt Benckiser plc                              37,243           538
   Vodafone Group plc                                237,800           527
   WPP Group plc                                      54,376           536
----------------------------------------------------------------------------
                                                                    10,050
============================================================================
UNITED STATES (43.3%)
   Albertson's, Inc.                                  31,091           932
   Alcoa, Inc.                                        23,050           908
   American Home Products Corp.                        6,160           360
   Anheuser-Busch Co., Inc.                            8,300           342
   B. F. Goodrich Co.                                  8,065           306
   BJ's Wholesale Club, Inc.                          11,350(a)        605
   Boise Cascade Corp.                                25,220           887
   Bristol-Myers Squibb Co.                           18,860           986
   Cadiz, Inc.                                        24,000(a)        240
   Chevron Corp.                                       3,900           353
   Deere & Co.                                        10,090           382
   Exelon Corp.                                       12,755           818
   FedEx Corp.                                        13,700(a)        551
   First Data Corp.                                   17,490         1,124
   General Dynamics Corp.                             13,370         1,040
   GenRad, Inc.                                       21,336(a)        128
   Georgia Pacific Corp.                              17,577           595
   Halliburton Co.                                     9,100           324
   Hewlett-Packard Co.                                12,350           353

    The accompanying notes are an integral part of the financial statements.

                                                                       VALUE
                                                      SHARES           (000)
-----------------------------------------------------------------------------
UNITED STATES (CONTINUED)
   Honeywell International, Inc.                       3,800       $     133
   Houghton Mifflin Co.                                9,100             545
   Interpublic Group of Cos., Inc.                    14,700             431
   J.C. Penney Co., Inc.                              16,400             432
   J.P. Morgan Chase & Co.                            29,686           1,324
   Kimberly-Clark Corp.                               15,100             844
   Kroger Co.                                         15,200(a)          380
   Lockheed Martin Corp.                               9,660             358
   MBIA, Inc.                                         15,450             860
   McDonald's Corp.                                   19,600             530
   McGraw-Hill Cos., Inc.                              6,000             397
   Mellon Financial Corp.                             18,060             831
   Merrill Lynch & Co.                                10,900             646
   Metlife, Inc.                                      15,100             468
   Motorola, Inc.                                     23,500             389
   NCR Corp.                                          19,190(a)          902
   New York Times Co., Class A                        13,000             546
   Northrop Grumman Corp.                              7,600             609
   Pharmacia Corp.                                    21,031             966
   Philip Morris Cos., Inc.                           33,940           1,722
   Qwest Communications International, Inc.            5,600             179
   Sabre Group Holdings, Inc.                          6,300(a)          315
   SBC Communications, Inc.                           29,950           1,200
   Sears Roebuck & Co.                                17,980             761
   St. Paul Cos., Inc.                                 6,600             335
   Tupperware Corp.                                   21,180             496
   US Bancorp                                         18,237             416
   Verizon Communications, Inc.                       26,295           1,407
   Viacom, Inc.                                       10,800(a)          559
-----------------------------------------------------------------------------
                                                                      30,215
=============================================================================
TOTAL COMMON STOCKS (COST $66,195)                                    66,987
=============================================================================

                                                       FACE
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.5%)
REPURCHASE AGREEMENT (4.5%)
   J.P. Morgan Securities Inc., 3.70%,
     dated 6/29/01, due 7/02/01
     (COST $3,143)                          $          3,143(c)      3,143
===========================================================================
FOREIGN CURRENCY (0.1%)
   British Pound                          GBP             12            16
   Canadian Dollar                        CAD             11             8
   Japanese Yen                           JPY            926             7
   Singapore Dollar                       SGD             17             9
   Swiss Franc                            CHF             28            16
---------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $56)                                       56
===========================================================================

                                                      AMOUNT         VALUE
                                                       (000)         (000)
---------------------------------------------------------------------------

TOTAL INVESTMENTS (100.7%) (Cost $69,394)                         $ 70,186
===========================================================================
OTHER ASSETS (1.5%)
   Receivable for Portfolio Shares Sold           $      609
   Net Unrealized Gain on Foreign
     Currency Exchange Contracts                         146
   Receivable for Investments Sold                       145
   Dividends Receivable                                  130
   Foreign Withholding Tax Reclaim
     Receivable                                           30         1,060
---------------------------------------------------------------------------
LIABILITIES (-2.2%)
   Payable for Investments Purchased                  (1,295)
   Investment Advisory Fees Payable                      (99)
   Shareholder Reporting Expense
     Payable                                             (56)
   Payable for Portfolio Shares
     Redeemed                                            (32)
   Custodian Fees Payable                                (23)
   Administrative Fees Payable                           (18)
   Professional Fees Payable                             (16)       (1,539)
===========================================================================
NET ASSETS (100%)                                                 $ 69,707
===========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 5,423,240 outstanding $0.001
   par value shares (authorized 500,000,000
   shares)                                                        $  12.85
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $ 67,999
Undistributed Net Investment Income                                    429
Accumulated Net Realized Gain                                          327
Unrealized Appreciation on Investments                                 952
---------------------------------------------------------------------------
NET ASSETS                                                        $ 69,707
===========================================================================

(a) - Non-income producing security
(b) - 144A security -- certain conditions for public sale may exist.
(c) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds

GDR - Global Depositary Reciept

============================================================================
JUNE 30, 2001 EXCHANGE RATES:
----------------------------------------------------------------------------
 GBP British Pound                                   0.7066= U.S.     $1.00
 CAD Canadian Dollar                                 1.5143= U.S.     $1.00
 JPY Japanese Yen                                  124.6500= U.S.     $1.00
 SGD Singapore Dollar                                1.8226= U.S.     $1.00
 SEK Swedish Krona                                  10.8486= U.S.     $1.00
 CHF Swiss Franc                                     1.7921= U.S.     $1.00
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                                    IN                     NET
      TO                                    EXCHANGE              UNREALIZED
   DELIVER        VALUE      SETTLEMENT        FOR       VALUE   GAIN (LOSS)
    (000)         (000)         DATE          (000)      (000)      (000)
================================================================================
U.S.$    196      $  196       7/02/01     JPY 24,438   $  196       $ --
U.S.$     70          70       7/03/01     JPY  8,636       70         --
U.S.$    160         160       7/02/01     SEK  1,723      159         (1)
U.S.$     22          22       7/02/01     GBP     15       22         --
JPY  490,000       3,959       9/10/01    U.S.$ 4,106    4,106        147
                 --------                              --------     ------
                  $4,407                                $4,553       $146
                 ========                              ========     ======
================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2001

                                                                   PERCENT
                                                   VALUE            OF NET
INDUSTRY                                           (000)            ASSETS
---------------------------------------------------------------------------
Air Freight & Couriers                              $551               0.8%
Aerospace & Defense                                3,502               5.0
Auto Components                                      311               0.4
Banks                                              3,387               4.9
Beverages                                          2,785               4.0
Chemicals                                          2,375               3.4
Commercial Services & Supplies                     1,439               2.1
Communications Equipment                           1,027               1.5
Computers & Peripherals                            1,080               1.5
Construction Materials                               942               1.4
Diversified Financials                             3,053               4.4
Diversified Telecommunication
   Services                                        5,128               7.4
Electric Utilities                                 1,689               2.4
Electrical Equipment                                 337               0.5
Electronic Equipment & Instruments                   796               1.1
Food & Drug Retailing                              2,052               2.9
Food Products                                      3,831               5.5
Gas Utilities                                        650               0.9
Hotels Restaurants & Leisure                         530               0.8
Household Durables                                 1,613               2.3
Household Products                                 1,382               2.0
Insurance                                          2,375               3.4
Internet & Catalog Retail                            429               0.6
Leisure Equipment & Products                         388               0.6
Machinery                                            382               0.5
Media                                              3,834               5.5
Metals & Mining                                      908               1.3
Multiline Retail                                   1,798               2.6
Office Electronics                                   848               1.2
Oil & Gas                                          3,942               5.7
Paper & Forest Products                            1,482               2.1
Pharmaceuticals                                    5,658               8.1
Real Estate                                          599               0.9
Semiconductor Equipment &
   Products                                          169               0.2
Software                                             901               1.3
Textiles & Apparel                                   576               0.8
Tobacco                                            2,311               3.3
Trade Companies & Distributors                       390               0.6
Transportation Infrastructure                        338               0.5
Wireless Telecommunication
   Services                                        1,199               1.7
Other                                              3,199               4.6
---------------------------------------------------------------------------
                                                 $70,186             100.7%
===========================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS

                                                                                                             SIX MONTHS ENDED
                                                                                                              JUNE 30, 2001
STATEMENT OF OPERATIONS                                                                                        (UNAUDITED)
                                                                                                                  (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends (net of $58 foreign taxes withheld)                                                                   $     685
   Interest                                                                                                              108
-----------------------------------------------------------------------------------------------------------------------------
     Total Income                                                                                                        793
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                                                              252
   Less: Fees Waived                                                                                                     (53)
                                                                                                                        -----
   Net Investment Advisory Fees                                                                                          199
   Administrative Fees                                                                                                    84
   Shareholder Reporting                                                                                                  35
   Custodian Fees                                                                                                         24
   Professional Fees                                                                                                      18
   Interest Expense                                                                                                        2
   Other                                                                                                                   2
-----------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                                        364
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                    429
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
   Investments Sold                                                                                                      463
   Foreign Currency Transactions                                                                                         133
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                                                   596
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                                        (2,796)
   Foreign Currency Translations                                                                                         140
-----------------------------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation                                                                   (2,656)
-----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                               (2,060)
-----------------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             (1,631)
=============================================================================================================================

                                                                                 SIX MONTHS ENDED
                                                                                  JUNE 30, 2001                YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                 (UNAUDITED)             DECEMBER 31, 2000
                                                                                      (000)                      (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

   Net Investment Income                                                                 $   429                     $   670
   Net Realized Gain                                                                         596                       3,043
   Change in Unrealized Appreciation/Depreciation                                         (2,656)                      1,885
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                        (1,631)                      5,598
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income                                                                      --                      (1,089)
   Net Realized Gain                                                                          --                      (3,222)
   In Excess of Net Realized Gain                                                             --                        (269)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                        --                      (4,580)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscriptions                                                                          23,003                      25,907
   Distributions Reinvested                                                                   --                       4,580
   Redemptions                                                                            (9,329)                    (22,732)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions                   13,674                       7,755
-----------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                           12,043                       8,773

NET ASSETS:
   Beginning of Period                                                                    57,664                      48,891
-----------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income of $429 in 2001)         $69,707                     $57,664
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                      1,783                       1,985
    Shares Issued on Distributions Reinvested                                                 --                         348
    Shares Redeemed                                                                         (733)                     (1,757)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                             1,050                         576
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                       SIX MONTHS               YEAR ENDED DECEMBER 31,
                                                       ENDED              ---------------------------------           PERIOD FROM
                                                       JUNE 30, 2001                                              JANUARY 2, 1997*
                                                       (UNAUDITED)             2000        1999        1998  TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 13.19           $ 12.88     $ 13.14     $ 11.74          $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                     0.08              0.18        0.14        0.10              0.08
   Net Realized and Unrealized Gain (Loss)                  (0.42)             1.27        0.38        1.48              1.92
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      (0.34)             1.45        0.52        1.58              2.00
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                       --             (0.27)      (0.14)      (0.09)            (0.08)
   In Excess of Net Investment Income                          --                --       (0.02)         --                --
   Net Realized Gain                                           --             (0.80)      (0.62)      (0.09)            (0.18)
   In Excess of Net Realized Gain                              --             (0.07)         --          --                --
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                       --             (1.14)      (0.78)      (0.18)            (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 12.85           $ 13.19     $ 12.88     $ 13.14          $  11.74
===================================================================================================================================
TOTAL RETURN                                                (2.58)%           11.46%       4.10%      13.47%            20.04%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                         $69,707           $57,664     $48,891     $43,553          $ 14,707
Ratio of Expenses to Average Net Assets                      1.15%**           1.15%       1.15%       1.15%           1.15%**
Ratio of Net Investment Income to Average Net Assets         1.36%**           1.35%       1.10%       1.03%           1.24%**
Portfolio Turnover Rate                                        18%               58%         40%         22%               20%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
Period:
   Per Share Benefit to Net Investment Income             $  0.01           $  0.04     $  0.04     $  0.04          $   0.09
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                            1.32%**           1.43%       1.48%       1.63%           2.43%**
   Net Investment Income (Loss) to Average Net Assets        1.19%**           1.07%       0.77%       0.56%         (0.04)%**
-----------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
GLOBAL VALUE EQUITY PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

    Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counter-party.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                          FROM
                                              FIRST       $500
                                              $500     MILLION TO    MORE THAN
PORTFOLIO                                    MILLION   $1 BILLION    $1 BILLION
---------                                    -------   ----------    ----------
Global Value Equity                            0.80%       0.75%        0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J. P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                      NET
 COST      APPRECIATION       DEPRECIATION       APPRECIATION
 (000)        (000)              (000)               (000)
 ----      ------------       ------------       ------------
$69,338       $5,457            $(4,665)             $792

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,950,000 and $10,858,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001. During the six months ended June 30, 2001, the portfolio incurred $2,062 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $51,000.

At June 30, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT WWW.MORGANSTANLEY.COM/IM.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

INTERNATIONAL MAGNUM PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

United Kingdom             25.0%
Japan                      21.8
France                      8.4
Switzerland                 6.6
Netherlands                 6.1
Other                      32.1

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                     COUNTRY                   NET ASSETS
--------                     -------                   -----------
Aventis S.A.                 France                       2.6%
GlaxoSmithKline plc          United Kingdom               2.5
Vodafone Group plc           United Kingdom               2.3
Nestle S.A.                  Switzerland                  2.2
Cadbury Schweppes plc        United Kingdom               1.5

TOP FIVE INDUSTRIES

                                       VALUE           PERCENT OF
INDUSTRY                               (000)           NET ASSETS
--------                               ------          -----------
Banks                                  $5,602             9.0%
Pharmaceuticals                         5,246             8.5
Food Products                           3,303             5.3
Oil & Gas                               3,170             5.1
Chemicals                               2,928             4.7

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX


                                        TOTAL RETURNS(2)
                        -----------------------------------------------
                                        ONE            AVERAGE ANNUAL
                          YTD           YEAR          SINCE INCEPTION(3)
                        -------        -------       ------------------
PORTFOLIO               -11.72%        -20.18%              2.79%
INDEX(1)                -14.61         -23.60               3.12

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on January 2, 1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -11.72% compared to -14.61% for the Index. For the one year period ended June 30, 2001, the Portfolio had a total return of -20.18% compared to -23.60% for the Index. From inception on January 2, 1997 through June 30, 2001, the Portfolio had an average annual total return of 2.79% compared to 3.12% for the Index.

MARKET REVIEW

The first six months of the year were a difficult environment for international equity investors as markets continued to post losses on news of deteriorating economic fundamentals and corporate profit and earnings declines. Despite brief rebounds in January and April, international markets experienced challenging conditions for most of the period. Investors turned bearish about both market and economic prospects in Europe as it became increasingly likely that profits and earnings would take a larger hit than at first anticipated. Despite six interest rate cuts by the U.S. Fed to help stimulate the U.S. economy and markets, Europe's markets languished, in part due to the continued poor performance of the euro which depreciated almost 10% versus the U.S. dollar. Sectors seeing the greatest losses during the period were the cyclically sensitive information technology and telecommunication services, which fell 28.6% and 24.6%, respectively. From a regional standpoint, Europe was the relative underperformer in both U.S. dollar and local currency terms, falling 17.5% and 9.7%, respectively. Japan saw higher local currency returns of 0.1%, but due to currency depreciation fell 8.3% in U.S. dollars, while Asia ex-Japan was in negative territory in both U.S. dollars (-7.7%) as well as local currency (-3.0%).

Over the course of the period we retained our underweight to Europe while remaining market weight in Japan and slightly underweight in Asia ex-Japan. In January, we implemented a 10% hedge to our yen exposure to protect the U.S. dollar value of investments in Japan against a depreciating yen. We increased this hedge to 15% in February, which served the Portfolio well as the yen depreciated over 9% during the course of six months. The Portfolio's outperformance was driven primarily by stock and sector selection in Europe, particularly our underweight to information technology and stock and sector selection in consumer staples. Regional allocation also contributed to returns thanks to our underweight to underperforming Europe.

MARKET OUTLOOK

The earnings downturn which was thought at the beginning of the year to affect primarily the U.S. has spread to Europe and Asia. Although expectations for earnings have been revised downward significantly in Europe, we believe that these revisions are to a large extent being reflected in stock prices and valuations. Our outlook for Japan is one of cautious optimism, as Prime Minister Koizumi seems poised to institute aggressive reforms in Japan's financial system. Although these much needed reforms may be painful in the short-term, the market reaction in the long-term is expected to be positive. We anticipate remaining underweight to Europe, particularly in the Euro-zone, and market weight in Japan and Asia. We expect to continue to remain defensive in our sector and industry allocations as we believe that the less cyclical sectors will continue to provide a measure of safety in this volatile environment.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                     SHARES       (000)
-----------------------------------------------------------------------
COMMON STOCKS(85.6%)
AUSTRALIA(2.0%)
  AMP Ltd.                                             3,550     $   40
  BHP Billiton Ltd.                                    8,350         44
  BHP Billiton Ltd. (Bonus Shares)                     8,894(a)      48
  Brambles Industries Ltd.                             1,850         45
  Commonwealth Bank of Australia                       7,650        133
  CSL Ltd.                                             2,500         61
  ERG Ltd.                                            30,600         23
  Foster's Group Ltd.                                 30,200         84
  Lend Lease Corp., Ltd.                               4,400         28
  National Australia Bank Ltd.                         9,680        173
  News Corp., Ltd.                                    19,850        182
  Qantas Airways Ltd.                                 15,400         28
  Rio Tinto Ltd.                                       6,200        108
  Telstra Corp., Ltd.                                 26,700         73
  Westpac Banking Corp., Ltd.                         15,700        116
  WMC Ltd.                                            10,750         53
-----------------------------------------------------------------------
                                                                  1,239
=======================================================================
CHINA/HONG KONG (1.5%)
  Asia Satellite Telecom Holdings Ltd.                21,900         38
  Cathay Pacific Airways Ltd.                         27,800         38
  Cheung Kong Holdings Ltd.                            6,400         70
  China Mobile (Hong Kong) Ltd.                       25,600(a)     135
  CLP Holdings Ltd.                                    4,200         18
  Hang Seng Bank Ltd.                                  2,100         22
  Hong Kong & China Gas Co., Ltd.                     56,870         71
  Hong Kong Exchanges and Clearing Ltd.               12,000         21
  Hutchison Whampoa Ltd.                              21,870        221
  Li & Fung Ltd.                                      60,400         99
  SmarTone Telecommunications Holdings
  Ltd.                                                 1,800          2
  Sun Hung Kai Properties Ltd.                        11,300        102
  Swire Pacific Ltd., Class A                          4,700         24
  Television Broadcasts Ltd.                           5,800         24
  Wharf Holdings Ltd.                                  7,000         15
-----------------------------------------------------------------------
                                                                    900
=======================================================================
DENMARK (0.6%)
  Danisco A.S.                                          7,700       282
  TDC A.S.                                              3,088       111
-----------------------------------------------------------------------
                                                                    393
=======================================================================
FINLAND (1.6%)
  KCI Konecranes International plc                        31          1
  Metso Oyj                                           13,784        153
  Nokia Oyj                                           23,363        529
  Sampo Oyj, Class A                                  19,218        163
  Stora Enso Oyj                                      14,000        152
-----------------------------------------------------------------------
                                                                    998
=======================================================================
FRANCE (8.4%)
  Assurances Generales de France                       1,738         97
  Aventis S.A.                                        20,068      1,602
  Axa                                                 28,551        813
  BNP Paribas S.A.                                     3,958        344
  Carrefour S.A.                                       1,900        101
  Cie de Saint Gobain                                  1,033        140
  CNP Assurances                                       4,571        154
  Groupe Danone                                        2,863        393
  JC Decaux SA                                         5,700(a)      76
  Pernod-Ricard                                        1,770        124
  Sanofi-Synthelabo S.A.                               1,388         91
  Schneider Electric S.A.                              1,890        105
  STMicroelectronics N.V.                              7,283        253
  Thomson Multimedia                                   1,768(a)      57
  TotalFinaElf S.A., Class B                           5,284        740
  Vivendi Environnement                                3,447        145
-----------------------------------------------------------------------
                                                                  5,235
=======================================================================
GERMANY (3.1%)
  Bayer AG                                            13,918        542
  Bayerische Hypo- und Vereinsbank AG                  2,208        108
  Deutsche Bank AG                                     2,440        174
  Deutsche Post AG                                    25,267        400
  Deutsche Telekom AG                                 18,365        415
  Muenchener Rueckversicherungs AG
  (Registered)                                           919        258
-----------------------------------------------------------------------
                                                                  1,897
=======================================================================
GREECE (0.2%)
  National Bank of Greece S.A.                         5,070        150
=======================================================================
ITALY (3.4%)
  ENI S.p.A.                                          46,600        568
  IntesaBCI S.p.A                                    158,193        558
  Telecom Italia S.p.A.                               44,178        396
  TIM S.p.A.                                          26,586        136
  UniCredito Italiano S.p.A.                         105,052        451
-----------------------------------------------------------------------
                                                                  2,109
=======================================================================
JAPAN (21.8%)
  Aiwa Co., Ltd.                                       5,600         28
  Amada Co., Ltd.                                     36,000        182
  Canon, Inc.                                         11,000        444
  Casio Computer Co., Ltd.                            28,000        163
  Dai Nippon Printing Co., Ltd.                       17,000        207
  Daicel Chemical Industries Ltd.                     46,000        161
  Daifuku Co., Ltd.                                   38,000        188
  Daikin Industries Ltd.                              21,000        389
  Denki Kagaku Kogyo KK                               38,000        129
  FamilyMart Co., Ltd.                                 7,200        117
  Fuji Machine Manufacturing Co.                      10,400        191
  Fuji Photo Film Ltd.                                11,000        474
  Fujitec Co., Ltd.                                   16,000         75
  Fujitsu Ltd.                                        33,000        347
  Furukawa Electric Co.                               16,000        128
  Hitachi Capital Corp.                               15,500        372
  Hitachi Ltd.                                        43,000        422
  House Foods Corp.                                    6,000         66
  Kaneka Corp.                                        35,000        317
  Kurita Water Industries Ltd.                        19,000        261
  Kyocera Corp.                                        4,000        353
  Kyudenko Co., Ltd.                                  12,000         41
  Lintec Corp.                                        18,000        166
  Matsushita Electric Industrial Co., Ltd.            21,000        329
  Minebea Co., Ltd.                                   25,000        165
  Mitsubishi Chemical Corp.                           54,000        145
  Mitsubishi Corp.                                     8,000         64
  Mitsubishi Estate Co., Ltd.                         17,000        156

    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                     SHARES       (000)
-----------------------------------------------------------------------
JAPAN (CONT.)
  Mitsubishi Heavy Industries Ltd.                    63,000     $  287
  Mitsubishi Logistics Corp.                          13,000        118
  Mitsubishi Tokyo Finance Group, Inc.                     7(a)      58
  Mitsumi Electric Co., Ltd.                          15,000        280
  Nagase & Co., Ltd.                                   9,000         44
  NEC Corp.                                           26,000        351
  Nifco, Inc.                                         16,000        165
  Nintendo Corp., Ltd.                                 3,100        564
  Nippon Meat Packers, Inc.                           13,000        157
  Nippon Telegraph & Telephone Corp.                      59        307
  Nissan Motors Co., Ltd.                             59,000        407
  Nissei Sangyo Co., Ltd.                              7,000         93
  Nissha Printing Co., Ltd.                            8,000         57
  Ono Pharmaceutical Co., Ltd.                         9,000        286
  Ricoh Co., Ltd.                                     22,000        474
  Rinnai Corp.                                         7,900        154
  Rohm Co., Ltd.                                       1,300        202
  Ryosan Co., Ltd.                                     9,000        133
  Sangetsu Co., Ltd.                                   3,000         44
  Sankyo Co., Ltd.                                    15,000        271
  Sanwa Shutter Corp.                                 30,000         84
  Sekisui Chemical Co.                                36,000        149
  Sekisui House Co., Ltd.                             26,000        221
  Shin-Etsu Polymer Co., Ltd.                         26,000        125
  Sony Corp.                                           6,400        421
  Suzuki Motor Co., Ltd.                              23,000        306
  TDK Corp.                                            4,000        186
  Tokyo Electric Power Co., Inc.                       8,600        223
  Toshiba Corp.                                       61,000        322
  Toyota Motor Corp.                                  10,500        370
  Tsubakimoto Chain Co.                               40,000        129
  Yamaha Corp.                                        17,000        171
  Yamanouchi Pharmaceutical Co.                       10,000        281
-----------------------------------------------------------------------
                                                                 13,520
=======================================================================
NETHERLANDS (6.1%)
  Akzo Nobel N.V.                                      8,344        353
  ASML Holding N.V.                                    4,921(a)     110
  Buhrmann N.V.                                       10,617        100
  CSM                                                  5,828        122
  Fortis (NL) N.V.                                    11,662        284
  Gucci Group N.V.                                     2,901        239
  ING Groep N.V.                                      10,817        707
  Koninklijke (Royal) Philips Electronics N.V.        29,698        787
  Koninklijke Ahold N.V.                              19,540        612
  Royal Dutch Petroleum Co.                            6,257        360
  Vedior N.V.                                         12,971        118
-----------------------------------------------------------------------
                                                                  3,792
=======================================================================
NEW ZEALAND (0.0%)
  Telecom Corp. of New Zealand Ltd.                   11,800         27
=======================================================================
NORWAY (0.2%)
  Statoil ASA                                         18,500(a)     137
=======================================================================
PORTUGAL (0.4%)
  Banco Comercial Portugues S.A.                      26,099(a)      97
  Electricidade de Portugal S.A.                      42,946        103
  Portugal Telecom S.A.                                8,142(a)      57
-----------------------------------------------------------------------
                                                                    257
=======================================================================
SINGAPORE (1.2%)
  City Developments Ltd.                              6,000      $   23
  DBS Group Holdings Ltd.                             13,793        101
  Keppel Corp., Ltd.                                  12,000         24
  Neptune Orient Lines Ltd.                           31,000(a)      24
  Omni Industries Ltd.                                26,000         58
  Oversea-Chinese Banking Corp., Ltd.                 13,450         88
  Overseas Union Bank Ltd.                            18,420         95
  Sembcorp Logistics Ltd.                             40,000         51
  Singapore Airlines Ltd.                              7,000         48
  Singapore Press Holdings Ltd.                        6,000         66
  Singapore Telecommunications Ltd.                   17,000         18
  United Overseas Bank Ltd.                            9,504         60
  Venture Manufacturing Ltd.                           9,000         60
-----------------------------------------------------------------------
                                                                    716
=======================================================================
SPAIN (1.9%)
  Amadeus Global Travel Distribution S.A.             59,099        358
  Banco Popular Espanol S.A.                           5,031        176
  Endesa                                               7,454        119
  Repsol YPF S.A.                                      3,579         59
  Telefonica S.A.                                     37,129        457
-----------------------------------------------------------------------
                                                                  1,169
=======================================================================
SWEDEN (2.6%)
  Assa Abloy AB                                       20,079        287
  ForeningsSparbanken AB                              12,879        149
  Nordea AB                                          105,451        601
  Svenska Cellulosa AB, Class B                        3,690         78
  Svenska Handelsbanken, Class A                      27,521        394
  Swedish Match AB                                    15,440         72
-----------------------------------------------------------------------
                                                                  1,581
=======================================================================
SWITZERLAND (5.6%)
  Holcim Ltd., (Bearer)                                1,253        255
  Kaba Holdings AG                                       631        125
  Nestle S.A.                                          6,454      1,372
  Novartis                                            15,640        566
  Roche Holding AG                                     2,595        187
  Schindler Holding AG (Registered)                      118        131
  Swiss Re (Registered)                                   31         62
  Syngenta AG                                          8,615(a)     453
  UBS AG (Registered)                                  1,583        227
  Zurich Financial Services AG                           287         98
-----------------------------------------------------------------------
                                                                  3,476
=======================================================================
UNITED KINGDOM (25.0%)
  Allied Domecq plc                                  126,774        791
  Amvescap plc                                         7,863        137
  AstraZeneca plc (London Shares)                      3,578        167
  AstraZeneca plc (Stockholm Shares)                   4,243        196
  BAA plc                                             13,200        123
  BAE Systems plc                                     64,522        309
  Barclays plc                                        20,643        634
  Blue Circle Industries plc                          16,737        116
  BOC Group plc                                       19,172        281
  BP plc                                              62,731        516
  British American Tobacco plc                        38,243        291
  British Telecom plc                                 61,401        386

    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                     SHARES       (000)
-----------------------------------------------------------------------
UNITED KINGDOM (CONT.)
  Cadbury Schweppes plc                              135,043    $   912
  Centrica plc                                        42,823        137
  Compass Group plc                                   11,216(a)      89
  Diageo plc                                          58,392        641
  Egg plc                                             38,118(a)      85
  GKN plc                                             16,769        161
  GlaxoSmithKline plc                                 54,649      1,539
  Great Universal Stores plc                          53,299        457
  HSBC Holdings plc                                   13,100        155
  Imperial Tobacco Group plc                          29,908        352
  Innogy Holdings plc                                    200          1
  Lattice Group plc                                  128,740        288
  Lloyds TSB Group plc                                53,564        537
  Prudential plc                                      25,154        305
  Reckitt Benckiser plc                               20,696        299
  Reed International plc                              46,397        412
  Rentokil Initial plc                               224,015        760
  Rolls-Royce plc                                     72,799        240
  Sainsbury (J) plc                                   46,700        291
  Scottish & Southern Energy plc                      27,956        264
  Shell Transport & Trading Co. plc                   94,839        789
  Smiths Group plc                                    18,645        217
  SSL International plc                               37,399        263
  Tesco plc                                           59,348        214
  Vodafone Group plc                                 642,527      1,425
  Wolseley plc                                        16,923        127
  WPP Group plc                                       58,584        578
-----------------------------------------------------------------------
                                                                 15,485
=======================================================================
TOTAL COMMON STOCKS(COST $56,159)                                53,081
=======================================================================
PREFERRED STOCKS (0.9%)
GERMANY (0.9%)
  Fresenius AG                                         3,408        321
  Henkel KGaA                                          4,428        257
-----------------------------------------------------------------------
 TOTAL PREFERRED STOCKS(COST $578)                                 578
=======================================================================
                                                      NO. OF
                                                      RIGHTS
-----------------------------------------------------------------------
RIGHTS (0.0%)
JAPAN (0.0%)
  Aiwa Co., Ltd.
  (COST $12)                                           5,600(a)       5
=======================================================================
                                                      NO. OF
                                                      UNITS
-----------------------------------------------------------------------
UNIT TRUST (1.0%)
SWITZERLAND (1.0%)
  Compagnie Financiere Richemont AG,
  Class A
  (COST $487)                                             230        589
========================================================================
                                                       FACE
                                                      AMOUNT      VALUE
                                                       (000)      (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.3%)
REPURCHASE AGREEMENT (10.3%)
  J.P. Morgan Securities Inc., 3.70%,
     dated 6/29/01, due 7/02/01
  (COST $6,419)                                      $ 6,419(b) $ 6,419
=======================================================================
FOREIGN CURRENCY (0.2%)
  Australian Dollar                               AUD     20         10
  British Pound                                   GBP      6          9
  Euro                                            EUR     15         13
  Hong Kong Dollar                                HKD    145         19
  Japanese Yen                                    JPY  7,708         62
  New Zealand Dollar                              NZD      3          1
  Singapore Dollar                                SGD     24         13
  Swiss Franc                                     CHF      4          2
-----------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $130)                                  129
=======================================================================
TOTAL INVESTMENTS (98.0%) (Cost $63,785)                         60,801
=======================================================================

                                                      AMOUNT
                                                       (000)
-----------------------------------------------------------------------
OTHER ASSETS (2.7%)
  Cash                                               $   119
  Due from Broker                                        946
  Receivable for Investments Sold                        301
  Receivable for Portfolio Shares Sold                   160
  Dividends Receivable                                   108
  Net Unrealized Gain on Foreign
   Currency Exchange Contracts                            24
  Interest Receivable                                      1
  Other                                                    1      1,660
=======================================================================
LIABILITIES(-0.7%)
  Payable for Investments Purchased                     (150)
  Investment Advisory Fees Payable                       (91)
  Shareholder Reporting Expense Payable                  (73)
  Custodian Fees Payable                                 (41)
  Payable for Portfolio Shares Redeemed                  (29)
  Administrative Fees Payable                            (20)
  Professional Fees Payable                              (16)     (420)
-----------------------------------------------------------------------
NET ASSETS(100%)                                                $62,041
=======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 5,964,558 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                        $ 10.40
=======================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $67,897
Undistributed Net Investment Income                                 142
Accumulated Net Realized Loss                                   (2,877)
Unrealized Depreciation on Investments,
  Foreign Currency and Futures Contracts                        (3,121)
------------------------------------------------------------------------
NET ASSETS                                                      $62,041
========================================================================

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------
(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

========================================================================
JUNE 30, 2001 EXCHANGE RATES:
------------------------------------------------------------------------
 AUD      Australian Dollar                           1.954 = U.S.$1.00
 GBP      British Pound                               0.707 = U.S.$1.00
 EUR      Euro                                        1.178 = U.S.$1.00
 HKD      Hong Kong Dollar                            7.800 = U.S.$1.00
 JPY      Japanese Yen                              124.650 = U.S.$1.00
 NZD      New Zealand Dollar                          2.454 = U.S.$1.00
 SGD      Singapore Dollar                            1.823 = U.S.$1.00
 CHF      Swiss Franc                                 1.792 = U.S.$1.00

========================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                             NET
    CURRENCY                            IN               UNREALIZED
       TO                             EXCHANGE              GAIN
    DELIVER       VALUE  SETTLEMENT     FOR     VALUE      (LOSS)
     (000)        (000)     DATE       (000)    (000)      (000)
-------------------------------------------------------------------

EUR       871     $736    9/12/01  U.S.$     742 $   742     $  6
EUR       784      662    9/12/01  U.S.$     665     665        3
GBP       736    1,033    9/12/01  U.S.$   1,018   1,018      (15)
GBP       392      551    9/12/01  U.S.$     551     551       --
JPY    32,250      261    9/12/01  U.S.$     268     268        7
JPY   215,305    1,740    9/12/01  U.S.$   1,783   1,783       43
JPY    88,605      716    9/12/01  U.S.$     733     733       17
JPY   172,642    1,395    9/12/01  U.S.$   1,427   1,427       32
U.S.$   1,891    1,891    9/12/01  EUR     2,212   1,870      (21)
U.S.$     513      513    9/12/01  EUR       601     508       (5)
U.S.$   2,430    2,430    9/12/01  JPY   293,993   2,375      (55)
U.S.$   1,267    1,267    9/12/01  JPY   153,181   1,238      (29)
U.S.$   1,885    1,885    9/12/01  GBP     1,364   1,916       31
U.S.$     600      600    9/12/01  GBP       434     610       10
               -------                          -------     -----
               $15,680                          $15,704      $ 24
               =======                          =======     =====
===================================================================

===================================================================
FUTURES CONTRACTS:

  At June 30, 2001, the following futures contracts were open:

                                                               NET
                        NUMBER     NOTIONAL                UNREALIZED
                          OF        VALUE    EXPIRATION       LOSS
                       CONTRACTS    (000)       DATE          (000)
---------------------------------------------------------------------
LONG:
 CAC 40 Index
   (France)                7       $    311     Sep-01          $(3)
 DAX Index
   (Germany)               3            388     Sep-01           (6)
 FTSE 100 Index
   (United
   Kingdom)                9            716     Sep-01          (19)
 MIB 30 Index
   (Italy)                 1            159     Sep-01           (5)
 Topix Index
   (Japan)                12          1,247     Sep-01          (69)
                                                              ------
                                                              $(102)
                                                              ======
=====================================================================

    The accompanying notes are an integral part of the financial statements.

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2001

                                                               PERCENT
                                              VALUE             OF NET
INDUSTRY                                      (000)             ASSETS
-----------------------------------------------------------------------
Aerospace & Defense                            $550                0.9%
Air Freight & Couriers                          400                0.6
Airlines                                        114                0.2
Auto Components                                 326                0.5
Automobiles                                   1,083                1.8
Banks                                         5,602                9.0
Beverages                                     1,641                2.6
Building Products                               511                0.8
Chemicals                                     2,928                4.7
Commercial Services & Supplies                1,770                2.9
Communications Equipment                        529                0.9
Computers & Peripherals                       1,300                2.1
Construction & Engineering                      261                0.4
Construction Materials                          372                0.6
Distributors                                    192                0.3
Diversified Financials                        1,668                2.7
Diversified Telecommunication
 Services                                     2,250                3.6
Electric Utilities                              725                1.2
Electrical Equipment                            273                0.4
Electronic Equipment & Instruments            1,234                2.0
Food & Drug Retailing                         1,425                2.3
Food Products                                 3,303                5.3
Gas Utilities                                   496                0.8
Health Care Equipment & Supplies                263                0.4
Health Care Providers & Services                322                0.5
Household Durables                            2,921                4.7
Household Products                              299                0.5
Industrial Conglomerates                        438                0.7
Insurance                                     1,990                3.2
Internet & Catalog Retail                       457                0.8
Leisure Equipment & Products                    646                1.1
Machinery                                     1,891                3.1
Marine                                          142                0.2
Media                                         1,376                2.2
Metals & Mining                                 253                0.4
Multi-Utilities                                 145                0.2
Office Electronics                              919                1.5
Oil & Gas                                     3,170                5.1
Paper & Forest Products                         230                0.4
Pharmaceuticals                               5,246                8.5
Real Estate                                     379                0.6
Semiconductor Equipment &
 Products                                       565                0.9
Specialty Retail                                127                0.2
Textiles & Apparel                              828                1.3
Tobacco                                         715                1.2
Trade Companies & Distributors                  108                0.2
Transportation Infrastructure                   174                0.3
Wireless Telecommunication
 Services                                     1,696                2.7
Other                                         6,548               10.5
-----------------------------------------------------------------------
                                            $60,801               98.0%
=======================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO
FINANCIAL STATEMENTS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2001
                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS                                              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $94 foreign taxes withheld)                          $   788
  Interest                                                                   194
---------------------------------------------------------------------------------
    Total Income                                                             982
---------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                   262
  Less: Fees Waived                                                          (78)
                                                                         -------
  Net Investment Advisory Fees                                               184
  Administrative Fees                                                         84
  Custodian Fees                                                              48
  Shareholder Reporting                                                       41
  Professional Fees                                                           18
  Interest Expense                                                             3
  Other                                                                        3
--------------------------------------------------------------------------------
    Net Expenses                                                             381
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        601
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                        (1,034)
  Foreign Currency Transactions                                              123
  Futures Contracts                                                         (700)
---------------------------------------------------------------------------------
    Net Realized Loss                                                     (1,611)
---------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                             (6,271)
  Foreign Currency Translations                                             (199)
  Futures Contracts                                                           86
---------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                        (6,384)
---------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION    (7,995)
--------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(7,394)
================================================================================

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2001       YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                    (UNAUDITED)      DECEMBER 31, 2000
                                                                                         (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                    $     601           $     560
  Net Realized Loss                                                                           (1,611)               (521)
  Change in Unrealized Appreciation/Depreciation                                              (6,384)             (7,604)
-------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                                        (7,394)             (7,565)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                           --                 (63)
  In Excess of Net Investment Income                                                              --                (459)
  Net Realized Gain                                                                               --                (532)
  In Excess of Net Realized Gain                                                                  --              (1,266)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                             --              (2,320)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                              175,094             268,573
  Distributions Reinvested                                                                        --               2,320
  Redemptions                                                                               (173,247)           (256,752)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                         1,847              14,141
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                     (5,547)              4,256

NET ASSETS:
  Beginning of Period                                                                         67,588              63,332
-------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment
    income of $142 and $(459), respectively)                                               $  62,041           $  67,588
=========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                         16,134              21,120
    Shares Issued on Distributions Reinvested                                                     --                 190
    Shares Redeemed                                                                          (15,907)            (20,130)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                   227               1,180
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS



                                                                                 YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------
                                                    SIX MONTHS ENDED                                                     PERIOD FROM
                                                    JUNE 30, 2001                                                   JANUARY 2, 1997*
                                                     (UNAUDITED)        2000        1999         1998           TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 11.78      $ 13.89      $ 11.23      $ 10.38                $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                    0.10         0.10         0.12         0.12                   0.13
  Net Realized and Unrealized Gain (Loss)                 (1.48)       (1.81)        2.70         0.81                   0.59
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (1.38)       (1.71)        2.82         0.93                   0.72
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      --        (0.01)       (0.07)       (0.04)                 (0.32)
  In Excess of Net Investment Income                         --        (0.08)       (0.03)          --                     --
  Net Realized Gain                                          --        (0.08)       (0.06)       (0.04)                 (0.02)
  In Excess of Net Realized Gain                             --        (0.23)          --           --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                     --        (0.40)       (0.16)       (0.08)                 (0.34)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 10.40      $ 11.78      $ 13.89      $ 11.23                $ 10.38
====================================================================================================================================
TOTAL RETURN                                             (11.72)%     (12.45)%      25.19%        8.97%                  7.31%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                       $62,041      $67,588      $63,332      $44,062                $18,855
Ratio of Expenses to Average Net Assets                    1.16%**      1.18%        1.16%        1.15%                  1.16%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                         1.15%**      1.15%        1.15%         N/A                   1.15%**
Ratio of Net Investment Income to Average Net
  Assets                                                   1.83%**      0.80%        1.10%        1.22%                  1.43%**
Portfolio Turnover Rate                                      23%          52%          59%          36%                    41%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income            $  0.01      $  0.04      $  0.05      $  0.06                $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                           1.40%**      1.48%        1.67%        1.80%                  2.78%**
  Net Investment Income (Loss) to Average Net
    Assets                                                 1.59%**      0.50%        0.59%        0.58%                 (0.19)%**
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
INTERNATIONAL MAGNUM PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

    Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

    Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counter-party.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                                 FROM
                                    FIRST        $500
                                    $500       MILLION TO      MORE THAN
PORTFOLIO                          MILLION    $1 BILLION      $1 BILLION
---------                          -------    -----------     -----------
International Magnum                0.80%        0.75%            0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                  NET
    COST      APPRECIATION    DEPRECIATION    DEPRECIATION
    (000)        (000)           (000)           (000)
    ----      ------------    ------------    ------------
  $63,655       $4,505          $(7,488)        $(2,983)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,252,000, and $12,957,000 respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $1,137,000.

At June 30, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

U.S. REAL ESTATE PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

-----------------------------------------
Office                               27.4%
Residential Apartments               25.1
Retail Regional Malls                 8.4
Lodging/Resorts                       6.7
Mixed                                 5.8
Other                                26.6
-----------------------------------------

TOP FIVE HOLDINGS

                                                  PERCENT OF
SECURITY                           INDUSTRY       NET ASSETS
--------                           --------       ----------
Equity Office Properties Trust
  REIT                             Office            7.1%
Avalonbay Communities, Inc.        Residential
  REIT                               Apartments      6.5
Public Storage, Inc. REIT          Self Storage      4.7
Equity Residential Properties      Residential
  Trust REIT                         Apartments      4.6
Spieker Properties, Inc. REIT      Mixed             4.5

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                               Total Returns(2)
                    -------------------------------------------
                                    ONE      AVERAGE ANNUAL
                      YTD           YEAR     SINCE INCEPTION(3)
                     -----        --------   ------------------
PORTFOLIO            8.08%         20.99%         8.92%
INDEX(1)             11.44         24.42          6.64

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on March 3, 1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the six months ended June 30, 2001, the Portfolio had a total return of 8.08% compared to 11.44% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 20.99% compared to 24.42% for the Index. For the period from inception on March 3, 1997 through June 30, 2001, the Portfolio had an average annual total return of 8.92% compared to 6.64% for the Index.

MARKET REVIEW

REITs experienced a reversal of fortune throughout the first half of the year, as last year's losers outperformed last year's winners. Perhaps of greater significance was the strong relationship between dividend yield and stock performance. Clearly, investors favored higher dividend stocks in the first half of the year; we continued to stress fundamentals and believe the current focus on income will run its course. Aside from attracting investors for its dividend yield and defensive nature, the sector gained interest over the potential S&P index inclusion of REITs.

After a flat first quarter of 2001, REITs provided a strong second quarter. The sector is up 11.4% on a year-to-date basis as measured by the Index. The S&P 500 Index and the Dow Jones Index gained 5.5% and 6.3%, respectively in the second quarter. Even with these gains, neither of these indexes is positive year-to-date. The second quarter marked the fifth consecutive quarter in which REITs outperformed the broader equity markets.

Investors remained wary of apartment companies with high concentrations in Northern California, particularly given emerging data on rental and occupancy declines in markets where technology-led demand has cooled. As a result, stock selection suffered among those companies we owned for high-barrier-to-entry qualities. We note that these markets have had limited new supply and home affordability is among the lowest in the country.

We continue to shape the Portfolio with companies we believe offer attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio reflect a more defensive stance given weakening economic fundamentals. We increased our overweighting to apartments, which we believe will likely experience favorable demand in a slowing economy as it is a necessity and should compete favorably with the alternative of purchasing a home. We reduced our overweighting to the office sector over continued concerns of reduced demand, a lack of abatement to the supply pipeline and potential new sub-lease space. We were poised to reduce our weighting to hotels, the most economically sensitive sector, but the supply pipeline has materially improved and stocks appeared to reflect much of the negative news.

MARKET OUTLOOK

The private real estate markets appear balanced based upon a rational level of new supply and below equilibrium vacancy rates. We are encouraged that the development pipelines either peaked or are in the process of peaking for the vast majority of property types. The slowdown in the economy in 2001 will create a more challenging environment. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared than in previous periods for an economic slowdown. Based on the current valuation and the sector's defensive characteristics, we believe the sector should be able to produce returns modestly below its historical average returns. Investors may find it attractive given the recent performance and volatility in the equity markets.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
U.S. REAL ESTATE PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS
                                                                     VALUE
                                                 SHARES              (000)
--------------------------------------------------------------------------
COMMON STOCKS (95.0%)
DIVERSIFIED (4.7%)
  FrontLine Capital Group                      414,300(a)        $     622
  Pacific Gulf Properties, Inc. REIT           128,300                 627
  Rouse Co.(The)REIT                           134,000               3,839
  Vornado Realty Trust REIT                    162,800               6,356
  Wellsford Real Properties, Inc. REIT         208,574(a)            4,036
--------------------------------------------------------------------------
                                                                    15,480
==========================================================================
INDUSTRIAL (5.5%)
  AMB Property Corp. REIT                      246,200               6,342
  Cabot Industrial Trust REIT                  163,800               3,440
  Prime Group Realty Trust REIT                160,300               2,164
  ProLogis Trust REIT                          258,300               5,869
--------------------------------------------------------------------------
                                                                    17,815
==========================================================================
LODGING/RESORTS (6.2%)
  Candlewood Hotel Co., Inc.                    70,800(a)              163
  Hilton Hotels Corp.                           17,100                 198
  Host Marriott Corp. REIT                     467,100               5,848
  Interstate Hotels Corp.                       13,588(a)               38
  La Quinta Properties, Inc.
    Paired Stock REIT                           18,900(a)               98
  Starwood Hotels & Resorts Worldwide, Inc.    339,644              12,662
  Wyndham International, Inc., Class A         471,663(a)            1,179
--------------------------------------------------------------------------
                                                                    20,186
==========================================================================
MIXED (5.8%)
  PS Business Parks, Inc. REIT                 122,720               3,436
  Reckson Associates Realty Corp. REIT          27,300                 628
  Spieker Properties, Inc. REIT                246,200              14,760
--------------------------------------------------------------------------
                                                                    18,824
==========================================================================
OFFICE (27.4%)
  Arden Realty Group, Inc. REIT                485,600              12,966
  Beacon Capital Partners, Inc. REIT           271,300               2,331
  Boston Properties, Inc. REIT                 290,600              11,886
  Brookfield Properties Corp.                  671,317              12,822
  CarrAmerica Realty Corp. REIT                228,900               6,981
  Equity Office Properties Trust REIT          731,078              23,124
  Great Lakes, Inc. REIT                       315,975               5,754
  Kilroy Realty Corp. REIT                      20,400                 594
  Koger Equity REIT                             36,000                 594
  Mack-Cali Realty Corp. REIT                  131,400               3,742
  Trizec Hahn Corp.                            472,300               8,591
--------------------------------------------------------------------------
                                                                    89,385
==========================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.              261,572(a)               --@
  Internap Common Voting Trust, Inc.               745(a,b)              2
  Internap Network Services Corp.               14,174(a)               38
--------------------------------------------------------------------------
                                                                        40
==========================================================================
RESIDENTIAL APARTMENTS (25.1%)
  Amli Residential Properties Trust REIT       134,500               3,309
  Apartment Investment & Management
    Co. REIT                                    96,200               4,637
  Archstone Communities Trust REIT             423,329              10,913
  Avalonbay Communities, Inc. REIT             450,200           $  21,047
  BRE Properties, Inc., Class A REIT            52,000               1,576
  Equity Residential Properties Trust REIT     267,703              15,138
  Essex Property Trust, Inc. REIT              231,500              11,471
  Post Properties, Inc. REIT                    49,400               1,870
  Smith (Charles E.) Residential
    Realty, Inc. REIT                          196,300               9,844
  Summit Properties, Inc. REIT                  72,200               1,937
--------------------------------------------------------------------------
                                                                    81,742
==========================================================================
RESIDENTIAL MANUFACTURED HOMES (3.0%)
  Chateau Communities, Inc. REIT               181,338               5,694
  Manufactured Home
    Communities, Inc. REIT                     145,200               4,080
  Sun Communities, Inc. REIT                       400                  14
--------------------------------------------------------------------------
                                                                     9,788
==========================================================================
RETAIL REGIONAL MALLS (8.4%)
  General Growth Properties REIT                27,100               1,067
  Macerich Co. (The) REIT                      151,900               3,767
  Simon Property Group, Inc. Paired Stock      399,700              11,979
  Tauban Centers, Inc. REIT                    750,542              10,507
--------------------------------------------------------------------------
                                                                    27,320
==========================================================================
RETAIL STRIP CENTERS (3.1%)
  Acadia Realty Trust REIT                      22,500                 157
  Burnham Pacific Property Trust REIT          681,382               3,339
  Federal Realty Investment Trust REIT         322,900               6,697
  Ramco-Gershenson Properties
    Trust REIT                                   2,100                  36
--------------------------------------------------------------------------
                                                                    10,229
==========================================================================
SELF STORAGE (5.8%)
  Public Storage, Inc. REIT                    512,970              15,209
  Shurgard Storage Centers, Inc.,
    Series A REIT                              114,100               3,566
--------------------------------------------------------------------------
                                                                    18,775
==========================================================================
TOTAL COMMON STOCKS (COST $276,526)                                309,584
==========================================================================

PREFERRED STOCKS (0.5%)
Lodging/Resorts (0.5%)
  Beacon Capital Partners, Inc.,
    Series B REIT                               13,574(a)            1,115
  Wyndham International, Inc.                    7,773(a)              669
--------------------------------------------------------------------------
                                                                     1,784
==========================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.              138,471(a)               --@
==========================================================================
TOTAL PREFERRED STOCKS (COST $3,273)                                 1,784
==========================================================================

                                              NO. OF
                                              RIGHTS
--------------------------------------------------------------------------

RIGHTS (0.0%)
OTHER (0.0%)
  Cyprus Voting Rights (COST $204)            48,385(a,b)               15
==========================================================================

    The accompanying notes are an integral part of the financial statements.

                                                   NO. OF            VALUE
                                                 WARRANTS            (000)
--------------------------------------------------------------------------
WARRANTS (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp., Class A,
    expiring 6/24/04                             76,230(a,b)      $     --@
  Atlantic Gulf Communities Corp., Class B,
    expiring 6/23/04                            114,262(a,b)            --@
  Atlantic Gulf Communities Corp., Class C,
    expiring 6/23/04                            114,262(a,b)            --@
==========================================================================
TOTAL WARRANTS (COST $10)                                               --@
==========================================================================
                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.7%)
REPURCHASE AGREEMENT (4.7%)
  J.P. Morgan Securities Inc., 3.70%,
    dated 6/29/01, due 07/02/01
    (COST $15,287)                               15,287(c)          15,287
==========================================================================
                                                     AMOUNT        VALUE
                                                      (000)        (000)
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $295,300)                       $ 326,670
--------------------------------------------------------------------------
OTHER ASSETS (1.5%)
  Cash                                             $    282
  Receivable for Portfolio Shares Sold                2,547
  Dividends Receivable                                1,980
  Receivable for Investments Sold                        28
  Interest Receivable                                     5
  Other                                                   2          4,844
==========================================================================
LIABILITIES (-1.7%)
  Payable for Investments Purchased                 (4,079)
  Payable for Portfolio Shares Redeemed               (742)
  Investment Advisory Fees Payable                    (517)
  Administrative Fees Payable                          (71)
  Professional Fees Payable                            (32)
  Shareholder Reporting Fees Payable                   (17)
  Custodian Fees Payable                               (14)        (5,472)
==========================================================================
NET ASSETS (100%)                                                $ 326,042
==========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 26,211,412 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)                   $   12.44
==========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                  $ 285,846
Undistributed Net Investment Income                                  5,270
Accumulated Net Realized Gain                                        3,556
Unrealized Appreciation on Investments                              31,370
--------------------------------------------------------------------------
NET ASSETS                                                       $ 326,042
==========================================================================

(a) -- Non-income producing security
(b) -- Securities valued at fair value-see note A-1 to the financial statements.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500
REIT-- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
U.S. REAL ESTATE PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS                                                                         SIX MONTHS ENDED
                                                                                                  JUNE 30, 2001
                                                                                                   (UNAUDITED)
                                                                                                       (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $17 foreign taxes withheld)                                                         $ 6,450
  Interest                                                                                                  249
----------------------------------------------------------------------------------------------------------------
    Total Income                                                                                          6,699
----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                1,088
  Less: Fees Waived                                                                                        (100)
                                                                                                         -------
  Net Investment Advisory Fees                                                                              988
  Administrative Fees                                                                                       362
  Professional Fees                                                                                          51
  Shareholder Reporting                                                                                      25
  Custodian Fees                                                                                             21
  Directors' Fees and Expenses                                                                                3
  Other                                                                                                      54
----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                          1,504
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     5,195
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
  Investments Sold                                                                                        2,343
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                            14,456
----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                   16,799
----------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $21,994
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS                                       SIX MONTHS ENDED
                                                                           JUNE 30, 2001          YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 2000
                                                                               (000)                 (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                          $  5,195              $  4,271
  Net Realized Gain                                                                 2,343                 4,844
  Change in Unrealized Appreciation/Depreciation                                   14,456                18,961
----------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                             21,994                28,076
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                --                (4,343)
  Net Realized Gain                                                                    --                (1,342)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                  --                (5,685)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                   144,145               119,403
  Shares Issued on Portfolio Merger                                                    --               206,094
  Distributions Reinvested                                                             --                 5,685
  Redemptions                                                                    (113,012)              (96,624)
----------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions             31,133               234,558
----------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                     53,127               256,949
NET ASSETS:
  Beginning of Period                                                             272,915                15,966
----------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $5,270
  and $75, respectively)                                                         $326,042              $272,915
================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                              12,273                12,031
    Shares Issued on Portfolio Merger                                                  --                18,206
    Shares Issued on Distributions Reinvested                                          --                   492
    Shares Redeemed                                                                (9,771)               (8,772)
----------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                      2,502                21,957
================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
U.S. REAL ESTATE PORTFOLIO
FINANCIAL HIGHLIGHTS

STATEMENT PER SHARE DATA AND RATIOS

                                                                            YEAR ENDED DECEMBER 31,
                                                                         ------------------------------
                                                      SIX MONTHS ENDED                                            PERIOD FROM
                                                      JUNE 30, 2001                                          MARCH 3, 1997(*)
                                                      (UNAUDITED)           2000       1999      1998       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  11.51        $   9.11    $  9.80    $ 11.41              $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.20            0.14       0.43       0.40                 0.17
  Net Realized and Unrealized Gain (Loss)                   0.73            2.53      (0.59)     (1.63)                1.61
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        0.93            2.67      (0.16)     (1.23)                1.78
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                    --              (0.21)     (0.53)     (0.29)               (0.17)
  Net Realized Gain                                        --              (0.06)        --      (0.09)               (0.20)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    --              (0.27)     (0.53)     (0.38)               (0.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  12.44        $  11.51    $  9.11    $  9.80              $ 11.41
=================================================================================================================================
TOTAL RETURN                                                8.08%          29.27%     (1.47)%   (10.86)%              17.99%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                       $326,042        $272,915    $15,966    $15,134              $13,055
Ratio of Expenses to Average Net Assets                     1.10%           1.10%      1.10%      1.10%                1.10%(**)
Ratio of Net Investment Income to Average Net               3.84%           5.15%      5.03%      4.14%                3.14%(**)
Assets
Portfolio Turnover Rate                                       14%             34%        40%       100%                 114%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income               $0.00(+)     $   0.00(+)   $0.07    $  0.06                $0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            1.19%           1.16%      1.90%      1.73%                2.32%(**)
  Net Investment Income to Average Net Assets               3.75%           5.08%      4.23%      3.51%                1.92%(**)
---------------------------------------------------------------------------------------------------------------------------------
(*)   Commencement of operations
(**)  Annualized
(+)   Amount is less than $0.01

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
U.S. REAL ESTATE PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio.The Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                 FROM
                                     FIRST       $500
                                     $500     MILLION TO    MORE THAN
PORTFOLIO                            MILLION   $1 BILLION   $1 BILLION
---------                            -------  -----------   ----------
U.S. Real Estate                     0.80%         0.75%        0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                               NET
           COST        APPRECIATION     DEPRECIATION      APPRECIATION
          (000)           (000)            (000)             (000)
          -----        ------------     ------------      ------------
         $295,300        $45,461         $(14,091)          $31,370

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately

$72,115,000, and $36,495,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001. During the six months ended June 30, 2001, the Portfolio incurred $310 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $6,963,000 of which $2,407,000 will expire on December 31, 2005, $3,066,000 will expire on December 31, 2006 and $1,490,000 will expire on September 22, 2007. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & Co., INC.

Andrew Mcnally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, JR.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, Pa 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY
INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

FIXED INCOME PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

FIXED INCOME PORTFOLIO
COMPOSITION OF NET ASSETS
----------------------------------------------------
[CHART]

Agency Fixed Rate Mortgages                60.0%
Industrials                                14.0
Asset Backed Corporate                      9.8
Finance                                     9.6
Collateralized Mortgage
    Obligations-Agency
    Collateral Series                       6.8
Other                                      -0.2
----------------------------------------------------

TOP FIVE HOLDINGS

                                                     PERCENT OF
SECURITY                        TYPE                 NET ASSETS
--------                        ----                 ----------
Federal National Mortgage       Agency Fixed
  Association, 6.50%, 7/1/30      Rate Mortgages        7.6%
Federal National Mortgage
  Association, 8.50%,           Agency Fixed
  4/1/30 - 2/1/31                 Rate Mortgages        6.5
Government National
  Mortgage Association,         Agency Fixed
  6.50%, 7/1/30                   Rate Mortgages        6.0
Federal Home Loan
  Mortgage Corporation,         Agency Fixed
  7.00%, 7/1/29                   Rate Mortgages        6.0
Federal National Mortgage       Agency Fixed
  Association, 7.00%, 7/1/30      Rate Mortgages        5.0

PERFORMANCE COMPARED TO THE SALOMON BROAD
INVESTMENT GRADE INDEX

                                     TOTAL RETURNS(2)
                      ------------------------------------------------
                                        ONE       AVERAGE ANNUAL
                             YTD       YEAR      SINCE INCEPTION(3)
                             ---       ----      ------------------
PORTFOLIO                  4.38%      12.26%           6.96%
INDEX(1)                   3.61       11.25            7.31

(1) The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgages and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

(3) Commenced operations on January 2, 1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY
YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE
INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES,
THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND
ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE
REINVESTED.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

For the six months ended June 30, 2001, the Portfolio had a total return of 4.38% compared to 3.61% for the Salomon Broad Investment Grade Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 12.26% compared to 11.25% for the Index. For the period from inception on January 2, 1997 through June 30, 2001, the Portfolio had an average annual total return of 6.96% compared to 7.31% for the Index. The Portfolio's 30-day SEC yield at June 30, 2001, was 5.64%.

MARKET REVIEW

The Federal Reserve's string of rate reductions and investors' optimism regarding an eventual economic rebound generated a corporate bond rally. The Portfolio benefited as a result of its above-benchmark sensitivity to corporate yield spread changes, as well as continued superior security selection decisions within the corporate area. Investment-grade corporates currently remain very attractive relative to underlying measures of creditworthiness, and we currently maintain an above-benchmark exposure to corporates.

Agency debt securities outperformed Treasuries by a small margin in the first half of the year. We believe the recent power shift within the U.S. Senate should reduce some of the agencies' political risk in the near term. We trimmed agency debt holdings to take advantage of superior values in other non-Treasury sectors.

Mortgages also outperformed Treasuries during the first half. Slower-than -expected prepayments helped the performance of higher-coupons, while a steep yield curve helped stimulate CMO production while suppressing mortgage refinancing activity. The Portfolio's mortgage strategy emphasizes fixed-rate coupons in the 6.5% through 8.0% range; we continue to hold some short-duration premium mortgages as high-quality, highly-liquid cash surrogates.

We entered 2001 with an interest-rate sensitivity (IRS) position 0.25 years below the benchmark, as our term structure model suggested that long-term yields already priced-in a series of Fed easing moves. An ensuing rise in long-term Treasury yields validated our view, and we eliminated this position at higher yield levels in mid-May. A subsequent rally took yields back down to levels that again appeared optimistic in terms of expected Fed easing and inflation trends. In response, we reinstated a modest below-benchmark IRS position in late June.

Our opportunistic non-dollar strategy had a small unfavorable impact on relative performance as the euro lost ground versus the dollar. European real rates remained competitive with those in the U.S. We maintain a small, opportunistic non-dollar allocation on a currency-exposed basis.

MARKET OUTLOOK

As the effects of lower short-term interest rates and federal income tax rebates filter through the system, economic growth has the potential to be better than expected by late 2001 and into 2002. With inflation currently under control, the outlook for bond investors, especially those in the corporate and mortgage sectors, remains favorable. We believe that the high-quality non-Treasury sectors will likely continue to represent excellent relative value, thereby justifying a continued emphasis on these areas within the Portfolio.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                 FACE
                                               AMOUNT                VALUE
                                                (000)                (000)
--------------------------------------------------------------------------
FIXED INCOME SECURITIES (114.2%)
AGENCY FIXED RATE MORTGAGES (60.0%)
  BA Mortgage Securities, Inc.,
   Series 97-1 (Floating Rate)
   4.305%, 7/25/26                             $     16           $     16
  Federal Home Loan Mortgage Corporation
   Conventional Pools
   4.45%, 6/15/20                                    58                 58
   7.00%, 7/1/29                                  6,250              6,286
   8.00%, 1/1/30                                    574                593
   10.00%, 10/1/10 - 12/1/19                        102                112
   10.50%, 1/1/10 - 5/1/19                           23                 26
   11.50%, 10/1/15 - 5/1/19                         119                135
  Federal Home Loan Mortgage Corporation
   Gold Pools
   8.00%, 11/1/29 - 4/1/31                        2,792              2,883
   8.50%, 1/1/29 - 8/1/30                         1,233              1,294
   9.50%, 12/1/22                                    74                 81
   10.00%, 6/1/17                                    67                 73
  Federal Home Loan Mortgage Corporation
   Structured Pass-Through Security
   5.938%, 6/25/15                                  266                267
  Federal National Mortgage Association
   Conventional Pools
   4.544%, 7/18/20                                    9                  9
   8.00%,  2/1/03                                   584                603
   8.50%, 4/1/30 - 2/1/31                         6,532              6,877
   9.50%, 11/1/21 - 11/1/30                         723                778
   10.00%, 9/1/10 - 5/1/22                          182                199
   10.50%, 1/1/16                                     8                  8
   11.00%, 3/1/19 - 11/1/20                         569                639
   11.50%, 11/1/19                                   25                 29
   12.00%, 11/1/11                                   13                 14
   13.00%, 10/1/15                                   12                 14
  Federal Home Loan Mortgage
   Corporation Gold TBA
   6.50%, 7/1/30                                  3,150              3,103
   8.00%, 7/1/31                                  1,750              1,810
  Federal National Mortgage Association TBA
   6.00%, 7/1/29                                  5,300              5,087
   6.50%, 7/1/30                                  8,100              7,970
   7.00%, 7/1/30                                  5,225              5,248
   7.00%, 8/1/30                                    750                752
   7.50%, 6/1/30                                  2,050              2,092
   7.50%, 8/1/30                                  2,000              2,037
   8.00%, 7/25/09                                 3,900              4,029
  Government National Mortgage
   Association TBA
   7.00%, 7/1/30                                  6,300              6,355
  Government National Mortgage Association
   (Floating Rate)
   7.375%, 6/20/25                                   69                 70
   7.625%, 12/20/25                                 118                120
  Government National Mortgage Association
   Various Pools
   6.00%, 8/20/27                                   176                179
   6.375%, 3/20/25                                   52                 53
   6.875%, 4/20/25 - 6/20/25                        233                236
   7.00%, 3/20/25 - 7/20/25                         240                244
   7.625%, 10/20/27 - 11/20/27                      111                114
   7.75%, 7/20/27 - 9/20/27                         215                219
   9.00%, 11/15/17 - 1/15/25                        242                262
   9.50%, 10/15/16 - 11/15/17                       686                746
   10.00%, 11/15/09 - 8/15/21                       888                974
   10.50%, 9/15/17 - 6/15/22                        205                226
   11.00%, 12/15/09 - 4/15/20                       135                152
   11.50%, 2/15/13 - 9/15/15                         24                 28
   12.00%, 12/15/12 - 12/15/14                       40                 46
---------------------------------------------------------------------------
                                                                    63,146
===========================================================================
ASSET BACKED CORPORATE (9.8%)
  Arcadia Automobile Receivables Trust, Series 97-D
   6.20%, 5/15/03                                    13                 13
  Associates Automobile Receivables Trust, Series 00-1
   7.15%, 6/15/03                                   400                402
  Banc One Home Equity Trust, Series 99-1
   6.06%, 1/25/12                                    23                 23
  BMW Vehicle Lease Trust
   6.65%, 2/25/03                                   573                580
  Centex Home Equity, Series 99-2
   5.91%, 4/25/19                                    19                 19
  Chevy Chase Auto Receivables Trust, Series 97-4
   6.25%, 6/15/04                                     8                  8
  Citibank Credit Card Issuance Trust
   6.875%, 11/15/09                                 880                911
  Connecticut L&P
   6.21%, 12/30/11                                  650                640
  Conseco Finance Securitizations Corp., Series 00-1
   6.84%, 5/1/31                                    291                292
  Conseco Finance Securitizations Corp., Series 00-B
   6.94%, 11/15/14                                  128                129
  Daimler Chrysler Auto Trust, Series 00-E
   6.21%, 12/8/03                                   498                505
  Daimler Chrysler Auto Trust, Series 98-A
   5.16%, 12/20/07                                  105                105
  Detroit Edison
   5.875%, 3/1/10                                   295                292
   6.42%, 3/1/15                                    345                338
  EQCC Home Equity Loan Trust, Series 99-1
   5.77%, 3/20/29                                     7                  7
  EQCC Home Equity Loan Trust, Series 99-2
   6.05%, 1/25/10                                    12                 12
  EQCC Home Equity Loan Trust, Series 99-3
   6.548%, 4/25/10                                   76                 76
  First Security Auto Grantor Trust, Series 98-A
   5.97%, 4/15/04                                    29                 29
  First Security Auto Owner Trust, Series 00-2
   6.80%, 8/15/03                                   404                409
  First Security Auto Owner Trust, Series 00-A2
   7.20%, 5/15/03                                   261                263
  Ford Credit Auto Owner Trust, Series 99-D
   6.20%, 4/15/02                                    35                 35
  Ford Credit Auto Owner Trust, Series 00-A
   6.82%, 6/17/02                                   186                186
  Ford Credit Auto Owner Trust, Series 03-A
   5.35%, 7/15/03                                   590                595

    The accompanying notes are an integral part of the financial statements.

                                                   FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
------------------------------------------------------------------------
ASSET BACKED CORPORATE (CONT.)
  Green Tree Financial Corp.
   5.60%, 3/1/30                               $     35       $      35
  Harley-Davidson Eaglemark Motorcycle Trust
   5.25%, 7/15/03                                    12              12
   6.22%, 2/15/04                                    83              84
  Honda Auto Receivables Owner Trust, Series 00-1
   6.65%, 12/16/02                                  500             505
  Household Home Equity Loan
   6.83%, 12/20/16                                   57              57
  MBNA Master Credit Card Trust, Series 99-B
   5.90%, 8/15/11                                   400             392
  MBNA Master Credit Card Trust, Series 00-E
   7.80%, 10/15/12                                  535             585
  Narot, Series 00-A
   6.73%, 5/15/02                                   146             146
  Narot, Series 00-C
   6.71%, 3/17/03                                   425             430
  Nissan Auto Receivables Grantor Trust
   5.45%, 4/15/04                                    87              87
   7.15%, 12/15/02                                  321             324
  Peco, Series 00-A
   7.625%, 3/1/10                                   600             642
  Peco, Series 01-A
   6.52%, 12/31/10                                  275             274
  PSE&G Transition, Series 01-A6
   6.61%, 6/15/15                                   285             284
  Residential Asset Securities Corp.
   7.205%, 8/25/16                                  341             345
  Toyota Automobile Receivables Trust
   5.38%, 12/15/03                                  270             272
-----------------------------------------------------------------------
                                                                 10,343
=======================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -
   AGENCY COLLATERAL SERIES (6.8%)
  Federal Home Loan Mortgage Corporation
   6.75%, 9/15/29                                 2,100           2,144
  Federal Home Loan Mortgage Corporation, IO
   7.00%, 4/1/30                                    900             209
   8.00%, 1/1/28                                    596             128
  Federal Home Loan Mortgage Corporation,
   IO Floating Rate Security
   4.57%, 10/15/29                                1,519              85
   10.094%, 10/15/07                                 51               9
  Federal National Mortgage Association
   6.50%, 8/15/04                                    95              99
   7.125%, 1/15/30                                1,765           1,881
   8.50%, 8/1/30                                    342             360
  Federal National Mortgage Association,
   Floating Rate Security
   3.955%, 10/25/24                                 567             567
  Federal National Mortgage Association, IO
   8.00%, 4/1/24 - 6/1/30                         2,787             518
   9.00%, 11/1/26                                   101              23
  Federal National Mortgage Association, IO
   Floating Rate Security
   3.58%, 2/17/31                                 1,699             107
   4.195%, 12/25/27                               1,998              81
   4.395%, 10/25/28                               1,843             107
  Federal National Mortgage Association, IO
   Inverse Floating Rate Security
   4.519%, 3/18/30                                1,861             106
  Federal National Mortgage Association, PO
   0.00%, 12/25/23                                    5               4
  Government National Mortgage Association, IO
   Floating Rate Security
   4.00%, 9/16/27                                 1,850             145
   4.03%, 11/16/29                                1,423              96
   4.58%, 12/16/29                                1,200              93
   4.63%, 8/16/29                                 2,293             168
   5.03%, 2/16/30                                 2,160             187
-----------------------------------------------------------------------
                                                                  7,117
=======================================================================
COMMERCIAL MORTGAGES (0.0%)
  American Southwest Financial Securities Corp.
   7.30%, 1/18/09                                    50              51
  Asset Securitization Corp., Floating Rate
   1.435%, 2/14/41                                  238              18
-----------------------------------------------------------------------
                                                                     69
=======================================================================
ENERGY (0.4%)
  CMS Energy Corp.
   7.50%, 1/15/09                                   245             227
  DTE Energy Co.
   7.05%, 6/1/11                                    150             150
-----------------------------------------------------------------------
                                                                    377
=======================================================================
FINANCE (9.6%)
  AIG SunAmerica Global Financing
   6.30%, 5/10/11                                   555(a)          547
  American General Corp.
   6.625%, 2/15/29                                  260             243
   7.50%, 8/11/10 - 7/15/25                         180             190
  Anthem Insurance Co., Inc.
   9.00%, 4/1/27                                    170(a)          158
   9.125%, 4/1/10                                   190(a)          198
  Bank of America Corp.
   7.40%, 1/15/11                                   335             348
  Bank One Corp.
   7.625%, 10/15/26                                 185             191
   8.00%, 4/29/27                                   235             253
  Citigroup, Inc.
   6.625%, 1/15/28                                  280             262
   7.25%, 10/1/10                                   375             390
  EOP Operating LP
   6.763%, 6/15/07                                  100              99
   7.50%, 4/19/29                                   330             303
  Equitable Cos., Inc.
   6.50%, 4/1/08                                     85              84
  Farmers Exchange Capital
   7.05%, 7/15/28                                   465(a)          414
  Ford Motor Credit Co.
   7.375%, 10/28/09                                 535             542
  General Electric Capital Corp.
   7.375%, 1/19/10                                  365             389
  Goldman Sachs Group
   6.875%, 1/15/11                                  495             492
  GS Escrow Corp.
   7.125%, 8/1/05                                   300             294

    The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------------
FINANCE (CONT.)
  Hartford Financial Services Group
   7.90%, 6/15/10                              $    125       $     134
  Hartford Life, Inc.
   7.65%, 6/15/27                                   155             161
  Household Finance Corp.
   5.875%, 2/1/09                                   280             262
   8.00%, 7/15/10                                   230             246
  J.P. Morgan Chase & Co.
   7.00%, 11/15/09                                  215             220
  John Hancock Surplus Note
   7.375%, 2/15/24                                  260(a)          255
  MBNA America Bank
   6.50%, 6/20/06                                   170             168
  Nationwide Mutual Life Insurance Co.
   7.50%, 2/15/24                                   150(a)          134
  New England Mutual
   7.875%, 2/15/24                                  280(a)          278
  Nisource Finance Corp. Series
   7.875%, 11/15/10                                 350             371
  Pemex Project
   9.125%, 10/13/10                                 145(a)          154
  Prime Property Funding, II
   7.00%, 8/15/04                                    95(a)           96
  Prudential Insurance Co.
   8.30%, 7/1/25                                    450(a)          479
  Qwest Capital Funding
   7.90%, 8/15/10                                   125(a)          129
  State Street Corp.
   7.65%, 6/15/10                                   170             182
  Suntrust Banks
   7.75%, 5/1/10                                    135             144
  Systems Asset Trust
   6.664%, 9/15/13                                  725             727
  Washington Mutual, Inc.
   6.875%, 6/15/11                                  125             124
   8.25%, 4/1/10                                    175             189
  World Financial Properties
   6.91%, 9/1/13                                    221(a)          223
-----------------------------------------------------------------------
                                                                 10,073
=======================================================================
FOREIGN (1.8%)
  Federal Home Loan Mortgage
   Corporation (Euro)
   5.75%, 9/15/10                       EUR       2,145           1,854
=======================================================================
INDUSTRIALS (14.0%)
  Adelphia Communications, Inc.
   7.875%, 5/1/09                              $    140             124
   9.375%, 11/15/09                                 185             177
  AETNA Inc.
   7.875%, 3/1/11                                   325             316
  Albertson's, Inc.
   7.45%, 8/1/29                                    410             386
  American Home Products, Inc.
   6.70%, 3/15/11                                   425(a)          425
  AOL Time Warner, Inc.
   7.625%, 4/15/31                                  415             417
  Centex Corp.
   7.875%, 2/1/11                                   210             209
  Charter Communications, Inc.
   0.00%, 1/15/11 - 5/15/11                         480(a,b)        293
  Clear Channel Communications
   7.65%, 9/15/10                                   150             155
  Conoco, Inc.
   6.95%, 4/15/29                                   540             519
  Continental Airlines, 97-1 A
   7.461%, 4/1/15                                    63              65
  Cox Communications Inc.
   7.75%, 11/1/10                                   210             219
  CSC Holdings, Inc.
   7.25%, 7/15/08                                   120             115
   7.875%, 12/15/07                                 160             160
   7.625%, 7/15/18                                  155             140
  DaimlerChrysler AG
   8.00%, 6/15/10                                   155             162
   8.50%, 1/18/31                                    80              84
  Delhaize America, Inc.
   9.00%, 4/15/31                                   340(a)          370
  Delphi Automotive Systems
   7.125%, 5/1/29                                    95              87
  DR Structured Finance
   6.66%, 8/15/10                                    63              55
  Federated Department Stores, Inc.
   6.90%, 4/1/29                                    235             213
   7.00%, 2/15/28                                   155             142
  Florida Windstorm
   7.125%, 2/25/19                                  445(a)          447
  Ford Motor Co.
   6.625%, 10/1/28                                  285             246
   7.45%, 7/16/31                                   230             221
  Fresenius Medical Capital Trust IV
   7.875%, 6/15/11                                   50              49
  Harrah's Operating Co.
   8.00%, 2/1/11                                    240(a)          244
  Hartford Life, Inc.
   7.375%, 3/1/31                                   105             105
  HCA-The Healthcare Co.
   7.19%, 11/15/15                                   80              73
   7.50%, 12/15/23                                   75              67
   7.69%, 6/15/25                                   190             172
   8.70%, 2/10/10                                    50              53
   9.00%, 12/15/14                                   25              27
  Health Net, Inc.
   8.375%, 4/15/11                                  245(a)          246
  Host Marriott L.P.
   8.375%, 2/15/06                                  100              98
  Intermedia Communications, Inc.
   12.50%, 5/15/06                                   20(b)           20
  International Flavors & Fragrances
   6.45%, 5/15/06                                   270(a)          270
  Kellogg Co.
   7.45%, 4/1/31                                    265(a)          265
  Kmart Funding Corp.
   8.80%, 7/1/10                                    238             225
  Kroger Co.
   7.50%, 4/1/31                                    140             138
   7.70%, 6/1/29                                     55              56
   8.00%, 9/15/29                                   290             303

    The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------------
INDUSTRIALS (CONT.)
  Lenfest Communications, Inc.
   7.625%, 2/15/08                             $    135       $     141
   8.375%, 11/1/05                                  155             166
  Lockheed Martin Co.
   8.50%, 12/1/29                                   250             277
  Lowe's Companies, Inc.
   6.50%, 3/15/29                                   175             156
   6.875%, 2/15/28                                  215             201
  Lucent Technologies, Inc.
   6.45%, 3/15/29                                   280             162
  May Department Stores Co.
   6.70%, 9/15/28                                   125             116
  News America, Inc.
   7.28%, 6/30/28                                   120             106
   7.30%, 4/30/28                                   115             102
   7.75%, 2/1/24                                    140             132
   8.875%, 4/26/23                                  200             211
  Nextel Communications, Inc.
   9.375%, 11/15/09                                 165             131
  Nortel Networks
   6.125%, 2/15/06                                  265             229
  Oxymar
   7.50%, 2/15/16                                   100(a)           81
  Pharmacia Corp.
   6.60%, 12/1/28                                   355             341
  Progress Energy, Inc.
   7.10%, 3/1/11                                    210             213
  Qwest Capital Funding
   7.75%, 2/15/31                                   235             230
  Raytheon Co.
   8.20%, 3/1/06                                    215             223
   8.30%, 3/1/10                                    155             162
  Safeway, Inc.
   6.50%, 3/1/11                                     55              54
   7.25%, 2/1/31                                    180             177
  Saks, Inc.
   7.375%, 2/15/19                                   75              54
  Station Casinos, Inc.
   8.375%, 2/15/08                                  115(a)          115
  Sun Microsystems, Inc.
   7.65%, 8/15/09                                   150             152
  Target Corp.
   7.50%, 8/15/10                                   265             283
  Telus Corp.
   8.00%, 6/1/11                                    180             184
  Time Warner, Inc.
   6.625%, 5/15/29                                  155             138
   7.57%, 2/1/24                                     45              45
  TRW, Inc.
   7.625%, 3/15/06                                  185             190
  United Tech Corp.
   7.125%, 11/15/10                                 145             151
  US Airways, Inc.
   7.076%, 3/20/21                                   45              44
   8.11%, 2/20/17                                   141             148
  USA Waste Services
   7.00%, 7/15/28                                   205             183
  Viacom Inc.
   6.625%, 5/15/11                                  340(a)          333
  Wal-Mart Stores
   6.875%, 8/10/09                                   70              73
   7.55%, 2/15/30                                   380             414
  Waste Management, Inc.
   7.375%, 5/15/29                                   90              84
  Williams Cos.
   7.50%, 1/15/31                                   215(a)          201
  Worldcom, Inc.
   8.25%, 5/15/31                                   245             240
-----------------------------------------------------------------------
                                                                 14,801
=======================================================================
TELEPHONES (1.9%)
  AT&T Corp.
   6.50%, 3/15/29                                   165             141
  AT&T Wireless Group
   8.75%, 3/1/31                                    290(a)          301
  BellSouth Telecommunications
   6.375%, 6/1/28                                   410             370
  GTE Corp.
   6.94%, 4/15/28                                   280             262
  Intermedia Communications, Inc.
   8.50%, 1/15/08                                   100              98
  Nextel Communications, Inc.
   0.00%, 9/15/07                                   240(b)          169
  US West Capital Funding, Inc.
   6.875%, 8/15/01                                  240             241
  Worldcom, Inc.
   6.95%, 8/15/28                                   495             421
-----------------------------------------------------------------------
                                                                  2,003
=======================================================================
TRANSPORTATION (0.2%)
  Continental Airlines
   6.648%, 9/15/17                                  116             113
   6.545%, 8/2/20                                   108             104
-----------------------------------------------------------------------
                                                                    217
=======================================================================
U.S. TREASURY SECURITIES (4.8%)
  U.S. Treasury Note
   6.25%, 1/31/02                                 1,000           1,014
   7.50%, 2/15/05                                 3,750           4,081
-----------------------------------------------------------------------
                                                                  5,095
=======================================================================
UTILITIES (0.6%)
  American Electric Power
   6.125%, 5/15/06                                   85              84
  Calpine Corp.
   8.50%, 2/15/11                                   335             323
  EXELON Corp.
   6.75%, 5/1/11                                     50              49
  PSEG Energy Holdings
   9.125%, 2/10/04                                  160             166
  Williams Cos.
   7.75%, 6/15/31                                    50              49
-----------------------------------------------------------------------
                                                                    671
=======================================================================

    The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------------
YANKEE (4.3%)
  Ahold Finance USA, Inc.
   6.875%, 5/1/29                              $    200       $     182
   8.25%, 7/15/10                                    70              76
  British Telecom plc
   8.625%, 12/15/30                                 315             344
  Deutsche Telekom International Finance
   8.25%, 6/15/30                                   390             401
  Fresenius Medical Capital Trust II
   7.875%, 2/1/08                                    70              69
  Glencore Nickel Property Ltd.
   9.00%, 12/1/14                                   180             139
  Global Crossing Holding Ltd.
   8.70%, 8/1/07                                     70(a)           53
   9.125%, 11/15/06                                 320             252
  Hutchison Whampoa Financial
   7.45%, 8/1/17                                    315(a)          304
  Hyundai Semiconductor
   8.625%, 5/15/07                                  110(a)           80
  Multicanal S.A.
   10.50%, 4/15/18                                   50              24
  Oil Purchase Co. II
   10.73%, 1/31/04                                  117(a)          115
  Petrozuata Finance, Inc.
   8.22%, 4/1/17                                    115(a)           95
  Quebec Province
   6.125%, 1/22/11                                  305             294
  Ras Laffan Liquefied Natural Gas Co.
   8.294%, 3/15/14                                  290(a)          294
  Republic of Brazil
   8.00%, 4/15/14                                   191             141
  Republic of Colombia
   11.75%, 2/25/20                                  265             253
  TYCO International Group
   6.75%, 2/15/11                                   275             272
   6.875%, 9/5/02                                   145             148
   7.00%, 6/15/28                                    35              33
  Unilever Capital Corp.
   7.125%, 11/1/10                                  250             260
  United Mexican States
   0.00%, 6/30/03                                   476              -- @
   8.125%, 12/30/19                                 220             208
  Vodafone Group plc
   7.75%, 2/15/10                                    85              89
   7.875%, 2/15/30                                  375             394
-----------------------------------------------------------------------
                                                                  4,520
=======================================================================
TOTAL FIXED INCOME SECURITIES (COST $119,828)                   120,286
=======================================================================

SHORT-TERM INVESTMENTS (26.7%)
REPURCHASE AGREEMENT (26.5%)
   J.P. Morgan Securities Inc., 3.55%,
    dated 6/29/01, due 7/02/01                 $ 27,883(c)      $27,883
-----------------------------------------------------------------------
TREASURY BILL (0.2%)
   US Treasury Bill, 11/15/01                       170             168
=======================================================================
   TOTAL SHORT-TERM INVESTMENTS (COST $28,051)                   28,051
=======================================================================
FOREIGN CURRENCY (0.0%)
   British Pound (Cost $9) GBP                        6               9
-----------------------------------------------------------------------
   TOTAL INVESTMENTS (140.9%) (Cost $147,888)                   148,346
-----------------------------------------------------------------------
                                                 AMOUNT
                                                  (000)
-----------------------------------------------------------------------
OTHER ASSETS (4.7%)
  Cash                                       $       10
  Receivable for Investments Sold                 3,180
  Interest Receivable                             1,319
  Receivable for Portfolio Shares
   Sold                                             213
  Unrealized Gain on Swap
   Agreements                                       150
  Due from Broker                                    98
  Other                                               1           4,971
=======================================================================
LIABILITIES (-45.6%)
  Payable for Investments
   Purchased                                    (47,782)
  Investment Advisory Fees Payable                  (76)
  Shareholder Reporting Expense
   Payable                                          (66)
  Administrative Fees Payable                       (26)
  Professional Fees Payable                         (11)
  Payable for Portfolio Shares
   Redeemed                                          (7)
  Custodian Fees Payable                             (7)
  Other Liabilities                                 (30)        (48,005)
=======================================================================
NET ASSETS (100%)                                              $105,312
=======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 9,598,493 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                $  10.97
=======================================================================
NET ASSETS CONSIST OF:
  Paid-in Capital                                              $101,276
  Undistributed Net Investment Income                             2,799
  Accumulated Net Realized Gain                                     702
  Unrealized Appreciation on
   Investments, Futures Contracts and
   Swaps                                                            535
=======================================================================
NET ASSETS                                                     $105,312
=======================================================================

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------
A portion of the Portfolio's securities have been segregated on the Portfolio's records to secure the Portfolio's obligation for securities purchased on a forward basis (TBAs).

(a)   --144A Security-- certain conditions for public sale may exist.
(b) --Step Bond-- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity date disclosed is the ultimate maturity date.
(c) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@     --Value is less than $500.
IO    --Interest Only
PO    --Principal Only
TBA   --Security is subject to delayed delivery.
Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on June 30, 2001.

------------------------------------------------------------------
FUTURES CONTRACTS:
  At June 30, 2001, the following futures contracts were open:

                                                          NET
                                NOTIONAL               UNREALIZED
                  NUMBER OF      VALUE     EXPIRATION  GAIN (LOSS)
                  CONTRACTS      (000)        DATE       (000)
------------------------------------------------------------------
LONG:
 10 Year U.S
  Treasury Note       8      $    824       Sept-01        $7
SHORT:
 Gilt                 2           319       Sept-01         2
 5 Year U.S
  Treasury Note      70         7,234       Sept-01         4
 20 Year U.S
  Treasury Bond      89         8,928       Sept-01       (86)
------------------------------------------------------------------
                                                         $(73)
==================================================================

-----------------------------------------------------------------------
SWAP AGREEMENTS:
At June 30, 2001, swap agreements were open with the following counterparties:

          NOTIONAL                                          UNREALIZED
           VALUE                                           APPRECIATION
           (000)      MATURITY        PAY       RECEIVE       (000)
           -----      --------        ---        -------      -----
BANK OF AMERICA:
           $ 400      9/17/2001   3-mo. LIBOR     0.00%       $ 1 +
             1,415    7/15/2001   3-mo. LIBOR     3.62         11 +
             115      8/15/2001   3-mo. LIBOR     4.24         -- +
CS FIRST BOSTON:
             425      8/31/2001   3-mo. LIBOR     4.70          6 +
LEHMAN BROTHERS:
             250      7/31/2001   3-mo. LIBOR     3.66         -- +
SALOMON BROTHERS:
             1,500    2/10/2030   3-mo. LIBOR     7.26        132
                                                              ---
                                                            $ 150
                                                              ===

+    --These swaps are total return swaps. Unrealized appreciation is comprised of the total return on a pool of commercial mortgages, which the Portfolio is to receive, net of interest owed by the Portfolio at the rate of 3-month LIBOR.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS

                                                                                                             SIX MONTHS ENDED
                                                                                                               JUNE 30, 2001
STATEMENT OF OPERATIONS                                                                                          (UNAUDITED)
                                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                                                                           $3,144
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees                                                                                              197
    Less: Fees Waived                                                                                                     (37)
-----------------------------------------------------------------------------------------------------------------------------
    Net Investment Advisory Fees                                                                                          160
    Administrative Fees                                                                                                   137
    Professional Fees                                                                                                      19
    Shareholder Reporting                                                                                                  18
    Custodian Fees                                                                                                          7
    Directors' Fees and Expenses                                                                                            1
    Other                                                                                                                   3
-----------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                                        345
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   2,799
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
    Investments Sold                                                                                                    1,477
    Futures                                                                                                              (180)
    Swaps                                                                                                                 907
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain                                                                                                 2,204
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
    Investments                                                                                                          (757)
    Futures                                                                                                               641
    Swaps                                                                                                                (739)
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation                                                                     (855)
-----------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                1,349
-----------------------------------------------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $4,148
-----------------------------------------------------------------------------------------------------------------------------


                                                                                         SIX MONTHS ENDED
                                                                                          JUNE 30, 2001        YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                         (UNAUDITED)      DECEMBER 31, 2000
                                                                                              (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                                                        $  2,799             $ 5,251
    Net Realized Gain (Loss)                                                                        2,204                (147)
    Change in Unrealized Appreciation/Depreciation                                                   (855)              3,634
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                                            4,148               8,738
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                              --              (5,331)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
    Subscriptions                                                                                  29,377              21,464
    Distributions Reinvested                                                                           --               5,331
    Redemptions                                                                                   (19,556)             (8,724)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions                            9,821              18,071
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                                                   13,969              21,478
NET ASSETS:
    Beginning of Period                                                                            91,343              69,865
-----------------------------------------------------------------------------------------------------------------------------
    End of Period (including undistributed net investment income of $2,799 in 2001)              $105,312             $91,343
-----------------------------------------------------------------------------------------------------------------------------
(1)   CAPITAL SHARE TRANSACTIONS:
      Shares Subscribed                                                                             2,708               2,079
      Shares Issued on Distributions Reinvested                                                        --                 507
      Shares Redeemed                                                                              (1,803)               (841)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                        905               1,745
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                        SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,               PERIOD FROM
                                                         JUNE 30, 2001        -----------------------            JANUARY 2, 1997*
                                                         (UNAUDITED)                                        TO DECEMBER 31, 1997
                                                                            2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.51       $ 10.05    $  10.70$      10.41       $   10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
          Net Investment Income                               0.29          0.64        0.50        0.37            0.46
          Net Realized and Unrealized Gain (Loss)             0.17          0.47       (0.67)       0.45            0.53
--------------------------------------------------------------------------------------------------------------------------------
             Total from Investment Operations                 0.46          1.11       (0.17)       0.82            0.99
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
          Net Investment Income                                 --         (0.65)      (0.48)      (0.36)          (0.45)
          In Excess of Net Investment Income                    --            --          --       (0.01)             --
          Net Realized Gain                                     --            --          --       (0.11)          (0.13)
          In Excess of Net Realized Gain                        --            --       (0.00)+     (0.05)             --

--------------------------------------------------------------------------------------------------------------------------------
             Total Distributions                                --         (0.65)      (0.48)      (0.53)          (0.58)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    10.97       $ 10.51    $  10.05     $ 10.70       $   10.41
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  4.38%        11.08%      (1.63)%      7.90%           9.93%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                         $105,312       $91,343    $ 69,865     $43,356       $  12,760
Ratio of Expenses to Average Net Assets                       0.70%**       0.70%       0.70%       0.70%           0.70%**
Ratio of Net Investment Income to Average Net Assets          5.70%**       6.52%       6.06%       5.37%           5.66%**
Portfolio Turnover Rate                                         36%           73%        100%        117%            185%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
          Period:
          Per Share Benefit to Net Investment Income    $    0.00+       $  0.02    $   0.02     $  0.02       $    0.08
Ratios Before Expense Limitation:
          Expenses to Average Net Assets                     0.77%**        0.89%       0.96%       1.04%           1.71%**

          Net Investment Income to Average Net Assets        5.63%**        6.33%       5.80%       5.03%           4.65%**
--------------------------------------------------------------------------------------------------------------------------------

*      Commencement of operations
**     Annualized
+      Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIXED INCOME PORTFOLIO
June 30, 2001 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. The Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

     Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterpar-ties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM
                                     FIRST     $500
                                     $500   MILLION TO    MORE THAN
PORTFOLIO                           MILLION $1 BILLION    $1 BILLION
---------                           ------- ----------    ----------
Fixed Income. . . . . . . . . . .    0.40%     0.35%        0.30%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Asset Management the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                    NET
COST             APPRECIATION   DEPRECIATION    APPRECIATION
(000)               (000)          (000)           (000)
-----               -----          -----           -----
$147,879           $1,609         $(1,151)         $ 458

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $62,833,000 and $39,264,000, respectively.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,325,000 of which $1,298,000 will expire on December 31, 2007 and $27,000 will expire on December 31, 2008. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $6,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW


INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899


DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103


INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

TECHNOLOGY PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

COMPOSITION OF NET ASSETS

[CHART]

--------------------------------------------------
Computers (Software/Services)                25.4%
Electronics (Semiconductors)                 17.4
Communications Equipment                     12.6
Biotechnology                                 6.8
Computers (Hardware)                          5.6
Other                                        32.2
--------------------------------------------------

TOP FIVE HOLDINGS

                                                    PERCENT OF
SECURITY                 INDUSTRY                   NET ASSETS
--------                 --------                   ----------
Microsoft Corp.          Computers (Software/
                          Services)                    4.7%
Cisco Systems, Inc.      Computers (Networking)        4.2
Intel Corp.              Electronics
                          (Semiconductors)             3.0
QLogic Corp.             Electronics
                          (Semiconductors)             2.1
Celestica, Inc.          Electronics
                          (Semiconductors)             1.8

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)


                                         Total Returns(2)
                         -----------------------------------------------
                                         One         Average Annual
                              YTD        Year       Since Inception(3)
                         -----------------------------------------------
PORTFOLIO                   -35.80%      -57.83%        -26.82%
NASDAQ INDEX                -12.51       -45.50         -23.99
S&P 500 INDEX                -6.69       -14.83          -6.58

(1)The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq stock market. The S & P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.
(2)Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3)Commenced operations on November 30, 1999.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers.

For the six months ended June 30, 2001, the Portfolio had a total return of -35.80% compared to -12.51% for the Nasdaq Composite Index (the "Index") and -6.69% for the S&P 500 Index. For the one year period ended June 30, 2001, the Portfolio had a total return of -57.83% compared to -45.50% for the Index and -14.83% for the S&P 500 Index. For the period from inception on November 30, 1999 through June 30, 2001, the Portfolio had an average annual total return of -26.82% compared to -23.99% for the Index and -6.58% for the S&P 500 Index.

MARKET REVIEW

The last six months have been challenging for all investors, but in particular for technology investors. The NASDAQ, which is the market proxy for technology, lost about 13% and had been down as much as 35%. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest rate cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased. Since the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negatives around employment are a concern.

During the first quarter, 420 stocks in the Index lost over 50% of their market value. New orders declined sharply in all segments of the technology sector as capital expenditures were sharply reduced, leading to a climate of great uncertainty about near-term business visibility. We were underweight many of the large cap names that dominate the Index and performed relatively well, as we believed there was no catalyst on the horizon to start a new product cycle in personal computers, for either the consumer or business segments. We were underweight P.C. related software names as a result. In February, there was a sharp rebound in the semi-conductor names, which we did not fully participate in as we felt high valuations did not reflect the fundamental weakness underlying many of these businesses. We were invested in storage companies as well as software, particularly software companies with web-enabling B2B applications, as these companies appeared more recession proof than commodity type businesses such as semi-conductor chips. These stocks fell sharply in March, then led the April rally. Many higher beta names in software and storage recovered in the second quarter. After the April rally, we took advantage of the recovery, selling some of these names and putting the proceeds into stocks we felt had less downside risk. Biotech was weak in the first quarter but benefited from a rotation into the sector as investors began to anticipate recovery. We began cutting back biotech on strength. The Portfolio was underweight semiconductors, however stock selection was strong. The outsourcing companies rebounded strongly off lows reached in the first quarter on hopes for order stabilization and decreasing cancellations. Among the top ten holdings, Microsoft, AOL Time Warner and Oracle, which announced it would make lowered expectations, also contributed positively.

MARKET OUTLOOK

It is now clear that the June quarter will not be the trough for technology sector earnings. We do not know at this point whether September will be better or worse than June, although we believe the lows in prices have already been made for this year. From an industry/sector perspective we favor storage, storage networking, Internet-enabling software, and companies involved with the build out of 2.5 and 3G wireless. While the build out of wireless networks is taking longer than originally expected, we believe that the introduction of new applications and technologies will occur. We continue to own a balance of cyclical and stable growth names, although our recent purchases have been tilted toward well-positioned higher growth names.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                 VALUE
                                                  SHARES         (000)
------------------------------------------------------------------------
COMMON STOCKS (96.7%)
BASIC MATERIALS (0.4%)
CHEMICALS (SPECIALITY) (0.4%)
  Diversa Corp.                                    9,550(a)$       194
========================================================================
CAPITAL GOODS (4.5%)
ELECTRICAL EQUIPMENT (1.5%)
  DDI Corp.                                       11,400(a)        228
  Sanmina Corp.                                   17,850(a)        418
------------------------------------------------------------------------
                                                                   646
========================================================================
ENGINEERING & CONSTRUCTION (0.6%)
  SBA Communications Corp.                        10,350(a)        256
========================================================================
MANUFACTURING (DIVERSIFIED) (1.4%)
  Tyco International Ltd.                         10,750           586
========================================================================
MANUFACTURING (SPECIALIZED) (1.0%)
  Jabil Circuit, Inc.                             14,300(a)        441
========================================================================
TOTAL CAPITAL GOODS                                              1,929
========================================================================
COMMUNICATION SERVICES (2.0%)
TELEPHONE (0.8%)
  Qwest Communications International, Inc.        10,450           333
========================================================================
TELEPHONE (LONG DISTANCE) (1.2%)
  FLAG Telecom Holdings Ltd.                      62,350(a)        317
  Time Warner Telecom, Inc., Class A               5,950(a)        199
------------------------------------------------------------------------
                                                                   516
========================================================================
TOTAL COMMUNICATION SERVICES                                       849
========================================================================
CONSUMER CYCLICALS (3.2%)
SERVICES (ADVERTISING/MARKETING) (0.4%)
  DoubleClick, Inc.                               11,100(a)        155
========================================================================
SERVICES (COMMERCIAL & CONSUMER) (2.8%)
  Corporate Executive Board Co.                    8,200(a)        344
  Crown Castle International Corp.                16,200(a)        266
  Gemstar-TV Guide International, Inc.            13,888(a)        592
------------------------------------------------------------------------
                                                                 1,202
========================================================================
TOTAL CONSUMER CYCLICALS                                         1,357
========================================================================
CONSUMER STAPLES (2.2%)
BROADCASTING (TV - RADIO & CABLE) (0.4%)
  Pegasus Communications Corp.                     8,500(a)        191
========================================================================
ENTERTAINMENT (1.8%)
  AOL Time Warner, Inc.                           14,300(a)        758
========================================================================
TOTAL CONSUMER STAPLES                                             949
========================================================================
HEALTH CARE (13.3%)
BIOTECHNOLOGY (6.8%)
  Amgen, Inc.                                     6,450(a)         391
  Corixa Corp.                                   13,100(a)         224
  Gilead Sciences, Inc.                          10,900(a)         634
  Harvard Bioscience, Inc.                       12,300(a)         136
  Idec Pharmaceuticals Corp.                      6,100(a)         413
  Invitrogen Corp.                                7,450(a)         535
  NPS Pharmaceuticals, Inc.                      11,750(a)         472
  Third Wave Technologies, Inc.                  12,000(a)         124
------------------------------------------------------------------------
                                                                 2,929
========================================================================
HEALTH CARE (DRUGS/PHARMACEUTICALS) (1.1%)
  Genentech, Inc.                                  3,600(a)        198
  Tularik, Inc.                                   11,400(a)        295
------------------------------------------------------------------------
                                                                   493
========================================================================
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (1.1%)
  Applied Biosystems Group - Applera Corp.        8,550   $        228
  Medtronic, Inc.                                 5,650            260
------------------------------------------------------------------------
                                                                   488
========================================================================
HEALTH CARE (SPECIAL SERVICES) (4.3%)
  CuraGen Corp.                                    9,250(a)        337
  Exelixis, Inc.                                  33,900(a)        643
  Genaissance Pharmaceuticals                     26,900(a)        378
  Specialty Laboratories, Inc.                    12,450(a)        471
------------------------------------------------------------------------
                                                                 1,829
========================================================================
TOTAL HEALTH CARE                                                5,739
========================================================================
TECHNOLOGY (71.1%)
COMMUNICATIONS EQUIPMENT (12.6%)
  ADC Telecommunications, Inc.                    66,600(a)        440
  American Tower Corp., Class A                   16,850(a)        348
  CIENA Corp.                                      4,200(a)        160
  Ericsson AB ADR                                 32,850           178
  JDS Uniphase Corp.                              37,700(a)        471
  Lucent Technologies, Inc.                       80,100           497
  Motorola, Inc.                                  30,500           505
  Nokia Oyj ADR                                   24,100           531
  Nortel Networks Corp.                           25,100           228
  Oni Systems Corp.                               20,000(a)        558
  Proxim, Inc.                                    23,400(a)        330
  QUALCOMM, Inc.                                  12,800(a)        749
  Research In Motion Ltd.                         12,200(a)        393
------------------------------------------------------------------------
                                                                 5,388
========================================================================
COMPUTERS (HARDWARE) (5.0%)
  Brocade Communications Systems, Inc.            15,550(a)        684
  Dell Computer Corp.                              6,000(a)        157
  Emulex Corp.                                    13,000(a)        525
  Extreme Networks, Inc.                           9,650(a)        285
  International Business Machines Corp.            2,900           328
  McData Corp.                                     9,373(a)        164
------------------------------------------------------------------------
                                                                 2,143
========================================================================
COMPUTERS (NETWORKING) (4.2%)
  Cisco Systems, Inc.                             97,900(a)      1,782
========================================================================
COMPUTERS (PERIPHERALS) (2.7%)
  Cacheflow, Inc.                                 19,700(a)         97
  EMC Corp.                                       15,450(a)        449
  Finisar Corp.                                   27,650(a)        517
  Storage Technology Corp.                         6,350(a)         87
------------------------------------------------------------------------
                                                                 1,150
========================================================================
COMPUTERS (SOFTWARE/SERVICES) (25.4%)
  Adobe Systems, Inc.                              7,300           343
  Art Technology Group, Inc.                      20,100(a)        117
  BEA Systems, Inc.                               17,650(a)        542
  Celera Genomics Group - Applera Corp.            7,400(a)        293
  Check Point Software Technologies Ltd.           3,350(a)        169
  Citrix Systems, Inc.                            13,400(a)        468
  Documentum, Inc.                                 7,500(a)         97
  Foundry Networks, Inc.                          13,200(a)        264
  Interwoven, Inc.                                10,500(a)        177
  Intuit, Inc.                                     7,700(a)        308
  Mercury Interactive Corp.                        7,200(a)        431

    The accompanying notes are an integral part of the financial statements.

                                                                 VALUE
                                                  SHARES         (000)
------------------------------------------------------------------------
TECHNOLOGY (CONT.)
COMPUTERS (SOFTWARE/SERVICES) (CONT.)
  Micromuse, Inc.                                  8,200(a)$       230
  Microsoft Corp.                                 27,500(a)      2,007
  Netegrity, Inc.                                  3,025(a)         91
  Oracle Corp.                                    34,600(a)        657
  PeopleSoft, Inc.                                10,600(a)        522
  Portal Software, Inc.                           53,300(a)        220
  Priceline.com, Inc.                              3,100(a)         28
  Quest Software, Inc.                            10,500(a)        396
  Rational Software Corp.                          6,300(a)        177
  Redback Networks, Inc.                          21,350(a)        190
  Siebel Systems, Inc.                             7,700(a)        361
  Sonus Networks, Inc.                            11,500(a)        269
  StorageNetworks, Inc.                           31,600(a)        537
  TIBCO Software, Inc.                            10,500(a)        134
  VeriSign, Inc.                                   6,711(a)        403
  VERITAS Software Corp.                           7,325(a)        487
  Vignette Corp.                                  63,350(a)        562
  Vitria Technology, Inc.                         68,200(a)        235
  Yahoo!, Inc.                                     8,300(a)        166
------------------------------------------------------------------------
                                                                10,881
========================================================================
ELECTRONICS (COMPONENTS) (0.7%)
  Agere Systems, Inc.                             37,700(a)        283
========================================================================
ELECTRONICS (INSTRUMENTS) (0.8%)
  Bruker Daltonics, Inc.                          16,950(a)        255
  Newport Corp.                                    3,300            88
------------------------------------------------------------------------
                                                                   343
========================================================================
ELECTRONICS (SEMICONDUCTORS) (17.4%)
  Altera Corp.                                    17,600(a)        510
  Applied Micro Circuits Corp.                    17,300(a)        298
  Broadcom Corp., Class A                         11,050(a)        472
  C-Mac Industries, Inc.                           1,700(a)         45
  Celestica, Inc.                                 14,850(a)        765
  Conexant Systems, Inc.                          28,700(a)        257
  hi/fn, Inc.                                      4,800(a)         73
  Integrated Device Technology, Inc.               6,200(a)        196
  Intel Corp.                                     43,300         1,267
  Kopin Corp.                                     22,500(a)        273
  Micrel, Inc.                                     9,100(a)        300
  Micron Technology, Inc.                          7,600(a)        312
  Optical Communication Products, Inc.            14,350(a)        153
  QLogic Corp.                                    14,050(a)        906
  RF Micro Devices, Inc.                          19,900(a)        537
  Texas Instruments, Inc.                         12,800           403
  TriQuint Semiconductor, Inc.                    14,800(a)        333
  Xilinx, Inc.                                     9,100(a)        375
------------------------------------------------------------------------
                                                                 7,475
========================================================================
EQUIPMENT (SEMICONDUCTORS) (2.3%)
  KLA-Tencor Corp.                                 6,900(a)        403
  Novellus Systems, Inc.                           7,400(a)        420
  Veeco Instruments, Inc.                          4,540(a)        181
------------------------------------------------------------------------
                                                                 1,004
========================================================================
TOTAL TECHNOLOGY                                                30,449
========================================================================
  TOTAL COMMON STOCKS (COST $55,313)                            41,466
========================================================================
                                                       NO. OF           VALUE
                                                     WARRANTS           (000)
-----------------------------------------------------------------------------
WARRANTS (0.0%)
Technology (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
 Zi Corp. (COST $--@)                                   3,300 (a)$         --@
=============================================================================
                                                       SHARES
-----------------------------------------------------------------------------
PREFERRED STOCKS (0.6%)
TECHNOLOGY (0.6%)
COMPUTERS (HARDWARE) (0.6%)
  Warp Solutions, Inc.                                  8,000 (a)          20
  Warp Solutions, Inc., Series B                      103,900 (a,b)       260
=============================================================================
TOTAL PREFERRED STOCKS (COST $543)                                        280
=============================================================================
                                                         FACE
                                                       AMOUNT
                                                         (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.8%)
REPURCHASE AGREEMENT (1.8%)
 J.P. Morgan Securities Inc., 3.70%, dated
 6/29/01, due 7/02/01 (COST $760)                  $      760 (c)          760
==============================================================================
TOTAL INVESTMENTS (99.1%) (Cost $56,616)                                42,506
==============================================================================
                                                       AMOUNT
                                                        (000)
------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
 Cash                                                       1
 Receivable for Investments Sold                          606
 Receivable for Portfolio Shares Sold                      22
 Dividends Receivable                                       2
 Other                                                      1              632
==============================================================================
LIABILITIES (-0.6%)
 Payable for Investments Purchased                       (96)
 Investment Advisory Fees Payable                        (60)
 Shareholder Reporting Expenses Payable                  (41)
 Professional Fees Payable                               (13)
 Administrative Fees Payable                             (11)
 Custodian Fees Payable                                  (11)
 Payable for Portfolio Shares Redeemed                    (5)             (237)
------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $42,901
==============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
 Applicable to 7,053,286 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)                                 $ 6.08
==============================================================================
NET ASSETS CONSIST OF:
 Paid-in Capital                                                       $94,821
 Accumulated Net Investment Loss                                          (206)
 Accumulated Net Realized Loss                                         (37,604)
 Unrealized Depreciation on Investments                                (14,110)
------------------------------------------------------------------------------
NET ASSETS                                                             $42,901
==============================================================================

(a)  -- Non-income producing security
(b)  -- Security valued at fair value -- see note A-1 to financial statements.
(c) -- The repurchase agreement is fully colltateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    -- Value is less than $500.
ADR  -- American Depositary Receipt

   The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2001
                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                            (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                                            $     43
 Dividends                                                                                 16
----------------------------------------------------------------------------------------------
   Total Income                                                                            59
----------------------------------------------------------------------------------------------
EXPENSES:
 Investment Advisory Fees                                                                 185
 Less: Fees Waived                                                                        (41)
                                                                                         -----
 Net Investment Advisory Fees                                                             144
 Administrative Fees                                                                       62
 Shareholder Reporting                                                                     25
 Custodian Fees                                                                            15
 Professional Fees                                                                         15
 Directors' Fees and Expenses                                                               1
 Other                                                                                      3
----------------------------------------------------------------------------------------------
   Net Expenses                                                                           265
----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                      (206)
----------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
   Investments Sold                                                                   (23,932)
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                          2,779
----------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION               (21,153)
----------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $(21,359)
==============================================================================================


                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 2001             YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                      (UNAUDITED)          DECEMBER 31, 2000
                                                                           (000)                   (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss                                                         $   (206)               $   (447)
 Net Realized Loss                                                            (23,932)                (13,670)
 Change in Unrealized Appreciation/Depreciation                                 2,779                 (17,380)
---------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                         (21,359)                (31,497)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 In Excess of Net Realized Gain                                                    --                     (13)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
 Subscriptions                                                                 31,401                 108,251
 Distributions Reinvested                                                          --                      12
 Redemptions                                                                  (24,495)                (23,054)
---------------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Capital Share Transactions           6,906                  85,209
---------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease) in Net Assets                                      (14,453)                 53,699
NET ASSETS:
 Beginning of Period                                                           57,354                   3,655
---------------------------------------------------------------------------------------------------------------
 End of Period (including accumulated net investment loss of $206 in 2001)    $42,901                $ 57,354
===============================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                           4,510                   7,444
    Shares Issued on Distributions Reinvested                                      --                       1
    Shares Redeemed                                                            (3,516)                 (1,681)
---------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                    994                   5,764
===============================================================================================================

   The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS


                                                     SIX MONTHS ENDED                                    PERIOD FROM
                                                     JUNE 30, 2001            YEAR ENDED            NOVEMBER 30, 1999*
                                                     (UNAUDITED)          DECEMBER 31, 2000      TO DECEMBER 31, 1999++
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.47               $ 12.38                $10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss                                         (0.03)               (0.07)                (0.00)+
 Net Realized and Unrealized Gain (Loss)                     (3.36)               (2.84)                 2.41
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (3.39)               (2.91)                 2.41
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                          --                   --                 (0.03)
 Net Realized Gain                                              --                (0.00)+                  --
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          --                (0.00)+               (0.03)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  6.08              $  9.47                $12.38
===========================================================================================================================
TOTAL RETURN                                                (35.80)%             (23.49)%               24.16%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                          $42,901              $57,354                $3,655
Ratio of Expenses to Average Net Assets                       1.15%**              1.15%                 1.15%**
Ratio of Net Investment Loss to Average Net Assets           (0.90)%**            (0.85)%               (0.39)%**
Portfolio Turnover Rate                                         70%                 139%                    6%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
 Per Share Benefit to Net Investment Income                $  0.01              $  0.02                $ 0.05
Ratios Before Expense Limitation:
 Expenses to Average Net Assets                               1.33%**              1.36%                12.57%**
 Net Investment Loss to Average Net Assets                   (1.08)%**            (1.06)%              (11.82)%**
---------------------------------------------------------------------------------------------------------------------------
 *  Commencement of operations
 ** Annualized
 +  Amount is less than $0.01 per share
 ++ Per share amounts are based on average shares outstanding

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities that the investment adviser expects will benefit from their involvement in technology and technology-related industries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM
                                    FIRST      $500
                                     $500   MILLION TO   MORE THAN
PORTFOLIO                          MILLION  $1 BILLION  $1 BILLION
---------                          -------  ----------   ----------
Technology                           0.80%     0.75%        0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. Other: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                       NET
       COST      APPRECIATION    DEPRECIATION      DEPRECIATION
      (000)          (000)          (000)             (000)
      -----          -----          -----             -----
    $56,616         $2,075        $(16,185)         $(14,110)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $37,336,000 and $31,985,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

During the six months ended June 30, 2001, the Portfolio incurred $210 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2008 of approximately $8,971,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $3,370,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
 MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken,
PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The  Chase  Manhattan  Bank
3 Chase  MetroTech  Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

MID CAP GROWTH PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

MID CAP GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

-Health Services                                       10.0%
-Software & Services                                    9.8
-Business Services                                      7.0
-Electronics                                            5.4
-Publishing & Broadcast                                 5.2
-Other                                                 62.6

TOP FIVE HOLDINGS

                                                      PERCENT OF
SECURITY                     INDUSTRY                 NET ASSETS
--------                     --------                 ----------
Electronics Arts, Inc.       Entertainment &               2.2%
                                Leisure
Lincare Holdings, Inc.       Health Services               2.1
Precision Castparts Corp.    Aerospace                     2.0
QLogic Corp.                 Computers & Office            1.9
                                Equipment
Fiserv, Inc.                 Business Services             1.9

PERFORMANCE COMPARED TO THE S&P MID CAP 400 INDEX


                                          TOTAL RETURNS(2)
                        -----------------------------------------------
                                         ONE           AVERAGE ANNUAL
                           YTD           YEAR        SINCE INCEPTION(3)
                           ---           ----        ------------------
PORTFOLIO                 -17.09%      -27.26%             3.68%
INDEX(1)                    0.98         8.88             23.47

(1) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3)  Commenced operations on October 18, 1999.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2001, the Portfolio had a total return of -17.09% compared to 0.98% for the S&P Mid Cap 400 Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -27.26% compared to 8.88% for the Index. For the period from inception on October 18, 1999 through June 30, 2001, the Portfolio had an average annual total return of 3.68% compared to 23.47% for the Index.

MARKET REVIEW

The first quarter of 2001 saw a continued decline in small and mid cap stocks, as investors became increasingly concerned about a rapidly slowing economy and the outlook for corporate earnings. This market decline, which originally was limited largely to technology, telecommunications and media, became pervasive during the first quarter, with few sectors showing positive returns. Although markets rebounded during the second quarter, partly as a result of aggressive easing action by the Federal Reserve, investors remained uncertain about how quickly a sustained economic recovery would manifest.

Most of the Portfolio's year-to-date underperformance versus its benchmark occurred in the first quarter. During that period, the three worst performing sectors were health care, technology, and heavy industry, and the Portfolio had significant exposure to all of these sectors. In addition, stock selection within technology and heavy industry detracted from performance, due to a large number of earnings warnings or misses. Within these sectors, there were few identifiable areas that were not susceptible to lowered expectations based on very limited visibility for the future. Second quarter underperformance, which was much less pronounced than in the first quarter, was attributable to stock selection, primarily within health care, retail, and telephone services.

The Portfolio began the year divided about evenly between stable growers and aggressive growers. During the first quarter, we migrated to a Portfolio that tilted towards more stable growth. This shift was apparent both across and within sectors. As fears of a hard landing in the technology sector became more apparent, we reduced our exposure to the sector and increased weightings in stable growth sectors such as health care, finance, utilities, consumer, and aerospace. Within sectors, we also emphasized the more stable growth areas. For example, within technology, we reduced the more cyclical subsectors such as telecommunications equipment and focused instead on more stable sub-sectors such as software and services.

MARKET OUTLOOK

We remained somewhat cautious throughout the second quarter, despite the strong run-up we saw in the equity markets in April. Although we did some selective buying in the more aggressive areas, the Portfolio ended the period still holding a good number of stable growers. Looking ahead, we are expecting choppy equity markets over the next several months, as investors' concerns about earnings visibility remain high. However, we are constructive on the markets over the longer term. We have been seeing some positive developments in a few select companies, and as the news continues to improve, we plan to do more buying and become more aggressively positioned over the next several months.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP GROWTH PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                  SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS (94.5%)
Basic Resources (0.8%)
SPECIALTY CHEMICALS (0.8%)
   Sigma-Aldrich Corp.                            5,100        $   197
============================================================================
Consumer Services (12.6%)
ENTERTAINMENT & LEISURE (3.4%)
   Electronic Arts, Inc.                          9,300(a)         538
   International Game Technology                  5,000(a)         314
----------------------------------------------------------------------------
                                                                   852
============================================================================
LODGING & CATERING (0.9%)
   MGM Mirage, Inc.                               7,000(a)         210
============================================================================
OTHER - CONSUMER SERVICES (3.1%)
   Apollo Group, Inc., Class A                    7,900(a)         335
   HomeStore.com, Inc.                            6,800(a)         238
   Service Corp. International                   31,900(a)         203
----------------------------------------------------------------------------
                                                                   776
============================================================================
PUBLISHING & BROADCAST (5.2%)
   Cablevision Systems Corp.-Rainbow
      Media Group, Class A                        5,250(a)         135
   Lamar Advertising Co., Class A                10,000(a)         440
   McGraw-Hill Cos., Inc.                         2,700            179
   USA Networks, Inc.                            11,000(a)         308
   Westwood One, Inc.                             5,900(a)         217
----------------------------------------------------------------------------
                                                                 1,279
============================================================================
TOTAL CONSUMER SERVICES                                          3,117
============================================================================
Energy (4.2%)
NATURAL GAS (0.7%)
   Hanover Compressor Co.                         5,400(a)         179
============================================================================
OIL - OFFSHORE DRILLING (2.4%)
   ENSCO International, Inc.                      5,700            133
   Global Marine, Inc.                            7,900(a)         147
   Nabors Industries, Inc.                        3,700(a)         138
   Santa Fe International Corp.                   6,000            174
----------------------------------------------------------------------------
                                                                   592
============================================================================
OIL - WELL EQUIPMENT & SERVICES (1.1%)
   BJ Services Co.                                7,800(a)         221
   Tidewater, Inc.                                1,500             57
----------------------------------------------------------------------------
                                                                   278
============================================================================
TOTAL ENERGY                                                     1,049
============================================================================
Financial Services (6.8%)
CREDIT & FINANCE (2.6%)
   Concord EFS, Inc.                              8,400(a)         437
   USA Education, Inc.                            2,900            211
----------------------------------------------------------------------------
                                                                   648
============================================================================
INSURANCE (2.5%)
   Everest Re Group Ltd.                          5,300            397
   MGIC Investment Corp.                          3,100            225
----------------------------------------------------------------------------
                                                                   622
============================================================================
INVESTMENT COMPANIES (1.7%)
   Instinet Group, Inc.                          10,800(a)         201
   SEI Investments Co.                            4,400            209
----------------------------------------------------------------------------
                                                                   410
============================================================================
TOTAL FINANCIAL SERVICES                                         1,680
============================================================================
Food & Tobacco (1.2%)
TOBACCO (1.2%)
   R.J. Reynolds Tobacco Holdings, Inc.           5,300        $   290
============================================================================
HEALTH CARE (19.1%)
DRUGS (5.0%)
   Allergan, Inc.                                 2,300            197
   Biovail Corp.                                  9,300(a)         404
   Forest Laboratories, Inc., Class A             3,600(a)         256
   Genzyme Corp.                                  6,200(a)         378
   IDEC Pharmaceuticals Corp.                       100(a)           7
----------------------------------------------------------------------------
                                                                 1,242
============================================================================
Health Services (10.0%)
   Caremark Rx, Inc.                             16,800(a)         276
   Express Scripts, Inc.                          8,100(a)         446
   Health Management Associates, Inc.,
      Class A                                    15,200(a)         320
   Lincare Holdings, Inc.                        17,500(a)         525
   Quest Diagnostics, Inc.                        4,900(a)         367
   Quintiles Transnational Corp.                  7,700(a)         194
   Tenet Healthcare Corp.                         7,000(a)         361
----------------------------------------------------------------------------
                                                                 2,489
============================================================================
HEALTH TECHNOLOGY (4.1%)
   Human Genome Sciences, Inc.                      100(a)           6
   Mettler-Toledo International, Inc.             5,300(a)         229
   PerkinElmer, Inc.                             10,500            289
   St. Jude Medical, Inc.                         4,400(a)         264
   Stryker Corp.                                  4,100            225
----------------------------------------------------------------------------
                                                                 1,013
============================================================================
Total Health Care                                                4,744
============================================================================
Heavy Industry/Transport (13.6%)
AEROSPACE (3.3%)
   Empresa Bras de Aeronautica, ADR               4,200            164
   L-3 Communications Holdings, Inc.              2,120(a)         162
   Precision Castparts Corp.                     13,100            490
   Viasat, Inc.                                     400(a)          10
----------------------------------------------------------------------------
                                                                   826
============================================================================
BUSINESS SERVICES (7.0%)
   Allied Waste Industries, Inc.                 13,200(a)         246
   Celestica, Inc.                                8,500(a)         438
   Fiserv, Inc.                                   7,200(a)         461
   Flextronics International Ltd.                 4,600(a)         120
   Quanta Services, Inc.                         10,500(a)         231
   SCI Systems, Inc.                              9,400(a)         240
----------------------------------------------------------------------------
                                                                 1,736
============================================================================
MISCELLANEOUS INDUSTRIALS (3.3%)
   Canadian Pacific Ltd.                         10,300            399
   Fluor Corp.                                    4,400            199
   Shaw Group, Inc. (The)                         5,700(a)         228
----------------------------------------------------------------------------
                                                                   826
============================================================================
Total Heavy Industry/Transport                                   3,388
============================================================================
Retail (3.9%)
DEPARTMENT STORES (1.2%)
   Penney (J.C.) Co., Inc.                       11,200            295
============================================================================
DISCOUNTERS (1.1%)
   BJ's Wholesale Club, Inc.                      4,900(a)         261
============================================================================

The accompanying notes are an integral part of the financial statements.

                                       3

                                                                  VALUE
                                                  SHARES          (000)
---------------------------------------------------------------------------
Retail (Cont.)
FOOD & DRUG RETAILERS (0.0%)
   CVS Corp.                                        100        $     4
===========================================================================
SPECIALTY SHOPS (1.6%)
   Bed Bath & Beyond, Inc.                       12,700(a)         396
===========================================================================
TOTAL RETAIL                                                       956
===========================================================================
Technology (24.7%)
COMPUTERS & OFFICE EQUIPMENT (4.5%)
   Extreme Networks, Inc.                         9,400(a)         277
   McData Corp., Class B                         10,600(a)         232
   QLogic Corp.                                   7,400(a)         477
   Symbol Technologies, Inc.                      5,650            125
---------------------------------------------------------------------------
                                                                 1,111
===========================================================================
ELECTRONICS (5.4%)
   Cabot Microelectronics Corp.                   2,900(a)         180
   Fairchild Semiconductor International, Inc.    3,300(a)          76
   KLA-Tencor Corp.                               4,100(a)         240
   Lam Research Corp.                             7,400(a)         219
   MIPS Technologies, Inc., Class B              10,900(a)         141
   Novellus Systems, Inc.                         4,300(a)         244
   Nvidia Corp.                                   2,500(a)         232
----------------------------------------------------------------------------
                                                                 1,332
============================================================================
SOFTWARE & SERVICES (9.8%)
   BMC Software, Inc.                            20,000(a)         451
   Cadence Design Systems, Inc.                   3,000(a)          56
   Exodus Communications, Inc.                   49,900(a)         103
   Internet Security Systems, Inc.                4,800(a)         233
   Openwave Systems, Inc.                        10,800(a)         375
   Peregrine Systems, Inc.                       12,900(a)         374
   Rational Software Corp.                       11,100(a)         311
   SunGuard Data Systems, Inc.                   13,000(a)         390
   Synopsys, Inc.                                 3,000(a)         145
----------------------------------------------------------------------------
                                                                 2,438
============================================================================
TELECOM EQUIPMENT (5.0%)
   ADC Telecommunications, Inc.                  27,000(a)         178
   Andrew Corp.                                   7,500(a)         138
   Comverse Technology, Inc.                      3,100(a)         177
   Finisar Corp.                                 13,400(a)         250
   Polycom, Inc.                                 13,100(a)         303
   Scientific-Atlanta, Inc.                       4,900            199
----------------------------------------------------------------------------
                                                                 1,245
============================================================================
TOTAL TECHNOLOGY                                                 6,126
============================================================================
Utilities (7.6%)
ELECTRIC POWER (2.8%)
   Allegheny Energy, Inc.                         3,365            162
   Mirant Corp.                                   9,000(a)         310
   Orion Power Holdings, Inc.                     6,300(a)         150
   Reliant Resources, Inc.                        3,000(a)          74
----------------------------------------------------------------------------
                                                                   696
============================================================================
NATURAL GAS PIPELINES (0.5%)
   Kinder Morgan, Inc.                            2,600(a)         131
============================================================================
TELEPHONE SERVICES (4.3%)
   McLeodUSA, Inc., Class A                      40,300(a)         185
   TeleCorp PCS, Inc., Class A                   13,900(a)         269
   Time Warner Telecom, Inc., Class A             5,300(a)         178
   Western Wireless Corp., Class A                9,700(a)     $   417
----------------------------------------------------------------------------
                                                                 1,049
============================================================================
TOTAL UTILITIES                                                  1,876
============================================================================
   TOTAL COMMON STOCKS (COST $22,964)                           23,423
============================================================================
                                                FACE AMOUNT
                                                   (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.3%)
Repurchase Agreement (6.3%)
   J.P. Morgan Securities Inc., 3.55%, dated
      6/29/01, due 7/02/01 (COST $1,559)         $1,559(b)       1,559
============================================================================
TOTAL INVESTMENTS (100.8%) (COST $24,523)                       24,982
============================================================================
                                                   AMOUNT
                                                    (000)
----------------------------------------------------------------------------
OTHER ASSETS (1.3%)
   Cash                                               1
   Receivable for Investments Sold                  262
   Receivable for Portfolio Shares Sold              60
   Dividends Receivable                               6
   Receivable from Investment Adviser                 2
   Interest Receivable                                1
   Other                                              1            333
============================================================================
LIABILITIES (-2.1%)
   Payable for Investments Purchased               (468)
   Shareholder Reporting Expense Payable            (28)
   Custodian Fees Payable                           (23)
   Professional Fees Payable                         (9)
   Administration Fees Payable                       (6)
   Payable for Portfolio Shares Redeemed             (2)          (536)
============================================================================
NET ASSETS (100%)                                              $24,779
============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 2,419,835 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                $ 10.24
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                $29,828
Accumulated Net Investment Loss                                    (56)
Accumulated Net Realized Loss                                   (5,452)
Unrealized Appreciation on Investments                             459
----------------------------------------------------------------------------
NET ASSETS                                                     $24,779
============================================================================

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP GROWTH PORTFOLIO
FINANCIAL STATEMENTS


                                                                                                  SIX MONTHS ENDED
                                                                                                    JUNE 30, 2001
                                                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                                                        $        26
   Dividends                                                                                                23
-------------------------------------------------------------------------------------------------------------------
      Total Income                                                                                          49
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                                                 75
   Less: Fees Waived                                                                                       (59)
                                                                                                         ------
   Net Investment Advisory Fees                                                                             16
   Custodian Fees                                                                                           40
   Administrative Fees                                                                                      27
   Professional Fees                                                                                        10
   Shareholder Reporting                                                                                     9
   Other                                                                                                     3
-------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                         105
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                        (56)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
   Investments Sold                                                                                     (4,173)
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                             784
-------------------------------------------------------------------------------------------------------------------
   NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                 (3,389)
-------------------------------------------------------------------------------------------------------------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $    (3,445)
===================================================================================================================

                                                                               SIX MONTHS ENDED
                                                                                JUNE 30, 2001         YEAR ENDED
                                                                                 (UNAUDITED)       DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                  (000)                (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:

   Net Investment Loss                                                           $      (56)           $     (41)
   Net Realized Loss                                                                 (4,173)              (1,240)
   Change in Unrealized Appreciation/Depreciation                                       784                 (906)
--------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations                              (3,445)              (2,187)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
      In Excess of Net Realized Gain                                                     --                 (195)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscriptions                                                                     22,411               23,942
   Distributions Reinvested                                                              --                   89
   Redemptions                                                                      (11,573)              (7,122)
--------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions              10,838               16,909
--------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                       7,393               14,527

NET ASSETS:
   Beginning of Period                                                               17,386                2,859
--------------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss of $56 in 2001)      $   24,779            $  17,386
====================================================================================================================
(1)   CAPITAL SHARE TRANSACTIONS:
      Shares Subscribed                                                               2,088                1,709
      Shares Issued on Distributions Reinvested                                          --                    6
      Shares Redeemed                                                                (1,075)                (514)
--------------------------------------------------------------------------------------------------------------------
      Net Increase in Capital Shares Outstanding                                      1,013                1,201
====================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTI0NAL FUNDS, INC.
MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                             SIX MONTHS ENDED     YEAR ENDED        PERIOD FROM
                                                              JUNE 30, 2001      DECEMBER 31,    OCTOBER 18, 1999*
                                                               (UNAUDITED)           2000      TO DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 12.35        $ 13.84            $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss                                              (0.02)         (0.03)            (0.01)
   Net Realized and Unrealized Gain (Loss)                          (2.09)         (0.93)             3.85
--------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                              (2.11)         (0.96)             3.84
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   In Excess of Net Realized Gain                                      --          (0.53)               --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 10.24        $ 12.35            $13.84
====================================================================================================================
TOTAL RETURN                                                       (17.09)%        (7.33)%           38.40%
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                 $24,779        $17,386            $2,859
Ratio of Expenses to Average Net Assets                              1.05%**        1.05%             1.05%**
Ratio of Net Investment Loss to Average Net Assets                  (0.56)%**      (0.52)%           (0.61)%**
Portfolio Turnover Rate                                                93%           171%               52%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                     $  0.03        $  0.07            $ 0.15
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                    1.65%**        2.29%             8.06%**
   Net Investment Loss to Average Net Assets                        (1.16)%**      (1.76)%           (7.62)%**
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTI0NAL FUNDS, INC.
MID CAP GROWTH PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2.INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3.REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM
                                     FIRST      $500
                                     $500    MILLION TO    MORE THAN
 PORTFOLIO                          MILLION  $1 BILLION    $1 BILLION
 ---------                          -------  ----------    ----------
Mid Cap Growth                       0.75%     0.70%         0.65%
-----------------------------------------------------------------------

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                      NET
   COST        APPRECIATION     DEPRECIATION      APPRECIATION
   (000)          (000)             (000)            (000)
   ----        ------------     ------------      ------------
  $24,523         $2,590          $(2,131)            $459
----------------------------------------------------------------

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,480,000 and $17,947,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $887,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTI0NAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS                                                             OFFICERS

Barton M. Biggs                                                       Ronald E. Robison
CHAIRMAN OF THE BOARD                                                 PRESIDENT
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;                     Stefanie V. Chang
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED                  VICE PRESIDENT

John D. Barrett II                                                    James A. Gallo
CHAIRMAN AND DIRECTOR,                                                VICE PRESIDENT
BARRETT ASSOCIATES, INC.
                                                                      Arthur J. Lev
Gerard E. Jones                                                       VICE PRESIDENT
PARTNER, RICHARDS & O'NEIL, LLP
                                                                      Richard J. Shoch
Graham E. Jones                                                       VICE PRESIDENT
SENIOR VICE PRESIDENT,
BGK PROPERTIES                                                        Joseph P. Stadler
                                                                      VICE PRESIDENT
John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,                                 Mary E. Mullin
JOHN A. LEVIN & CO., INC.                                             SECRETARY

Andrew McNally IV                                                     Belinda A. Brady
MANAGING DIRECTOR,                                                    TREASURER
HAMMOND KENNEDY WHITNEY
                                                                      Robin L. Conkey
William G. Morton, Jr.                                                ASSISTANT TREASURER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE
                                                                      CUSTODIAN
Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,                                 The Chase Manhattan Bank
LUMELITE PLASTICS CORPORATION                                         3 Chase MetroTech Center
                                                                      Brooklyn, New York 11245
Frederick O. Robertshaw
ATTORNEY AT LAW
                                                                      LEGAL COUNSEL
INVESTMENT ADVISER AND ADMINISTRATOR                                  Morgan, Lewis & Bockius LLP
                                                                      1701 Market Street
Morgan Stanley Asset Management                                       Philadelphia, Pennsylvania 19103
1221 Avenue of the Americas
New York, New York 10020
                                                                      INDEPENDENT AUDITORS
Morgan Stanley Investments LP
One Tower Bridge                                                      Ernst & Young LLP
West Conshohocken, PA 19428-2899                                      200 Clarendon Street
                                                                      Boston, Massachusetts 02116-5072
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT WWW.MORGANSTANLEY.COM/IM.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

MID CAP VALUE PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

MID CAP VALUE PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS]

------------------------------- --------
Software & Services                8.0%
Banks                              7.9
Drugs                              7.1
Electronics                        7.1
Publishing & Broadcast             6.8
Other                             63.1
------------------------------- --------

TOP FIVE HOLDINGS

                                                    PERCENT OF
SECURITY                        INDUSTRY            NET ASSETS
--------                        --------            ----------
Valassis                        Publishing &             2.4%
  Communications, Inc.             Broadcast
Bally Total Fitness             Entertainment &          1.7%
  Holding Corp.                   Leisure
Cephalon, Inc.                  Drugs                    1.4
Titan Corp. (The)               Aerospace                1.4
Mellon Financial Corp.          Banks                    1.3

PERFORMANCE COMPARED TO THE S&P MID CAP 400 INDEX

                                           TOTAL RETURNS(2)
                                           ----------------
                                                      AVERAGE ANNUAL
                                YTD      ONE YEAR    SINCE INCEPTION(3)
                               -------  ----------  ------------------
PORTFOLIO                       0.93%      5.44%          19.10%
INDEX(1)                        0.98       8.88           18.87

(1) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on January 2, 1997.



PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2001, the Portfolio had a total return of 0.93% compared to 0.98% for the S&P Mid Cap 400 Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of 5.44% compared to 8.88% for the Index. For the period from inception on January 2, 1997 through June 30, 2001, the Portfolio had an average annual total return of 19.10% compared to 18.87% for the Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

MARKET REVIEW

The equity markets experienced extreme volatility during the past six months as technology stocks underperformed during the first few months of the year, then produced solid results during the second quarter. Mid-cap stocks have outperformed large caps by over 7% and the smallest stocks, based on market capitalization, continued their strong performance. Energy stocks have been the worst performers during the period and are down over 13%. Although growth stocks outperformed value stocks during the second quarter, value stocks remain ahead for the year-to-date.

During the period, stock selection has been favorable while sector allocations have mildly detracted from results. Within financial services, Concord EFS, a transaction processing company which was attractive due to stability and good growth prospects, performed well during the period, as did SEI Investments Co. Also, Dime Bancorp, a New York based thrift that will be acquired by Washington Mutual, produced solid results. Titan Corp., a diversified defense company which continues to create technologies that benefit consumers (Sure Beam and E-tennea) performed well. Within technology, Network Associates, which specializes in Internet security, advanced dramatically. An overweight position in power-generation companies such as NRG Energy and El Paso Corp. dampened Portfolio results as these stocks underperformed due to concerns over rebates owed to the State of California. Finally, McLeodUSA, Inc. sold off in sympathy with other telephone service companies due to concerns over future financing. Less-than-Index exposure to energy had a favorable impact on performance while the underweight in retail detracted from results.

During the past six months, we modestly increased the Portfolio's exposure to technology although the position remained less than the Index. We increased the Portfolio's exposure to utilities by adding power-generation companies that have attractive growth prospects. We increased the Portfolio's exposure to consumer services by selectively adding to publishing and broadcasting companies such as Lamar Advertising Co. and Clear Channel Communications, Inc. We maintained the underweight in retail due to a slow-down in consumer spending.

MARKET OUTLOOK

We continue to cautiously position the Portfolio due to a slowing U.S. economy. The consumer has held up relatively well in this uncertain environment but it is our view that above average debt levels and rising unemployment should negatively impact personal consumption.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP VALUE PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                 SHARES           (000)
--------------------------------------------------------------------------
COMMON STOCKS (89.6%)
BASIC RESOURCES (2.8%)
BASIC CHEMICALS (0.7%)
   Air Products & Chemicals, Inc.                17,100      $     782
   Olin Corp.                                     5,400             92
--------------------------------------------------------------------------
                                                                   874
==========================================================================

CONTAINERS (1.0%)
   Packaging Corp. of America                     2,800 (a)         43
   Temple-Inland, Inc.                           23,900          1,274
--------------------------------------------------------------------------
                                                                 1,317
==========================================================================
PAPER (0.2%)
   Gaylord Container Corp., Class A              20,100 (a)         21
   Longview Fibre Co.                            10,800            133
   Louisiana-Pacific Corp.                        6,500             76
   Stora Enso Oyj, ADR                            6,550             70
--------------------------------------------------------------------------
                                                                   300
==========================================================================
SPECIALTY CHEMICALS (0.7%)
   AMETEK, Inc.                                   2,000             61
   Millipore Corp.                                2,100            130
   Rohm & Haas Co.                               21,800            717
   W.R. Grace & Co.                              27,100 (a)         48
--------------------------------------------------------------------------
                                                                   956
==========================================================================
STEEL (0.2%)
   AK Steel Holding Corp.                        21,800            273
==========================================================================
TOTAL BASIC RESOURCES                                            3,720
==========================================================================
BEVERAGES & PERSONAL PRODUCTS (0.5%)
BEVERAGES (0.1%)
   Dean Foods Co.                                 4,100            165
==========================================================================
PERSONAL PRODUCTS (0.4%)
   Fortune Brands, Inc.                           8,800            338
   Sappi Ltd.                                    22,400            200
--------------------------------------------------------------------------
                                                                   538
==========================================================================
TOTAL BEVERAGES & PERSONAL PRODUCTS                                703
==========================================================================
CONSUMER DURABLES (3.3%)
AUTOMOTIVE RELATED (2.3%)
   Lear Corp.                                    31,500 (a)      1,099
   SPX Corp.                                      8,000 (a)      1,002
   Tower Automotive, Inc.                        76,600 (a)        785
--------------------------------------------------------------------------
                                                                 2,886
==========================================================================
BUILDING & HOUSING (0.7%)
   American Standard Cos., Inc.                   9,100 (a)        547
   Centex Corp.                                   8,000            326
--------------------------------------------------------------------------
                                                                   873
==========================================================================
RECREATION & TOYS (0.3%)
   Hasbro, Inc.                                  25,200            364
==========================================================================
TOTAL CONSUMER DURABLES                                          4,123
==========================================================================
CONSUMER SERVICES (10.6%)
ENTERTAINMENT & LEISURE (3.5%)
   Bally Total Fitness Holding Corp.             73,800 (a)      2,185
   Electronic Arts, Inc.                          1,900 (a)        110
   Metro-Goldwyn-Mayer, Inc.                      1,100 (a)         25
   Park Place Entertainment Corp.                52,800 (a)        639
   Royal Carribean Cruises Ltd.                  67,300          1,488
--------------------------------------------------------------------------
                                                                 4,447
==========================================================================
OTHER - CONSUMER SERVICES (0.3%)
   Convergys Corp.                               13,800 (a)        417
--------------------------------------------------------------------------
PUBLISHING & BROADCAST (6.8%)
   24/7 Media, Inc.                               8,000 (a)          3
   Adelphia Communications Corp.                  7,600 (a)        312
   Chris Craft Industries, Inc.                   2,300 (a)        164
   Clear Channel Communications, Inc.            10,700 (a)        671
   EchoStar Communications Corp., Class A         9,600 (a)        311
   Emmis Communications Corp.                    13,500 (a)        415
   Havas Advertising ADR                            686              8
   Houghton Mifflin Co.                           3,700            222
   Interpublic Group of Cos., Inc.               27,200            798
   Lamar Advertising Co., Class A                 9,600 (a)        422
   Mediacom Communications Corp.                 29,100 (a)        514
   News Corp. Ltd. ADR                           32,500          1,053
   Readers Digest Association, Inc., Class A
      (The)                                      24,100            693
   Valassis Communications, Inc.                 85,700 (a)      3,068
--------------------------------------------------------------------------
                                                                 8,654
--------------------------------------------------------------------------
TOTAL CONSUMER SERVICES                                         13,518
--------------------------------------------------------------------------
ENERGY (4.6%)
NATURAL GAS (1.0%)
   Aquila, Inc.                                   5,600            138
   Mitchell Energy & Development Corp.           23,300          1,078
--------------------------------------------------------------------------
                                                                 1,216
--------------------------------------------------------------------------
OIL - DOMESTIC & CRUDE (0.5%)
   Ocean Energy, Inc.                            12,300            214
   XTO Energy, Inc.                              29,750            427
--------------------------------------------------------------------------
                                                                   641
--------------------------------------------------------------------------
OIL - OFFSHORE DRILLING (2.2%)
   ENSCO International, Inc.                      5,300            124
   Global Marine, Inc.                           24,800 (a)        462
   Grant Prideco, Inc.                           25,900 (a)        453
   Noble Drilling Corp.                          12,600 (a)        413
   Precision Drilling Corp.                      36,800 (a)      1,150
   Rowan Cos., Inc.                               6,900 (a)        152
--------------------------------------------------------------------------
                                                                 2,754
--------------------------------------------------------------------------
OIL - WELL EQUIPMENT & SERVICES (0.9%)
   Baker Hughs, Inc.                              3,500            117
   BJ Services Co.                               23,800 (a)        676
   National-Oilwell, Inc.                         8,000 (a)        214
   Smith International, Inc.                      2,200 (a)        132
-------------------------------------------------------------- -----------
                                                                 1,139
--------------------------------------------------------------------------
TOTAL ENERGY                                                     5,750
--------------------------------------------------------------------------
FINANCIAL SERVICES (13.6%)
BANKS (7.9%)
   Astoria Financial Corp.                        3,000            165
   Charter One Financial, Inc.                   14,009            447
   Compass Bancshares, Inc.                       7,600            201
   Cullen/Frost Bankers, Inc.                    22,300            755
   Dime Bancorp, Inc.                            19,400            723
   First Tennessee National Corp.                10,000            347
   Golden State Bancorp, Inc.                    33,300          1,026


    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                 SHARES           (000)
--------------------------------------------------------------------------
FINANCIAL SERVICES (CONT.)
BANKS (CONT.)
   Greenpoint Financial Corp.                    10,800       $    415
   Hibernia Corp., Class A                       38,600            687
   Key Corp.                                      5,100            133
   Marshall & Ilsley Corp.                        3,800            205
   Mellon Financial Corp.                        36,800          1,693
   Mercantile Bankshares Corp.                    6,600            258
   National Commerce Financial Corp.             11,100            271
   North Fork Bancorp., Inc.                     14,500            449
   Pacific Century Financial Corp.               13,100            338
   Sovereign Bancorp, Inc.                       47,500            617
   UnionBanCal Corp.                              4,500            152
   Washington Mutual, Inc.                       29,200          1,096
   Wells Fargo & Co.                              2,755            128
--------------------------------------------------------------------------
                                                                10,106
==========================================================================
CREDIT & FINANCE (0.6%)
   PMI Group, Inc. (The)                          2,800            203
   Radian Group, Inc.                            11,000            445
   USA Education, Inc.                            1,200             88
--------------------------------------------------------------------------
                                                                   736
==========================================================================
INSURANCE (3.0%)
   Ace Ltd.                                      25,200            985
   Allmerica Financial Corp.                     14,000            805
   Everest Re Group Ltd.                          1,000             75
   John Hancock Financial Services, Inc.          4,900            197
   MBIA, Inc.                                     8,600            479
   PartnerRe Ltd.                                14,600            809
   SAFECO Corp.                                  14,100            416
   Willis Group Holdings Ltd                      4,700 (a)         83
--------------------------------------------------------------------------
                                                                 3,849
==========================================================================
INVESTMENT COMPANIES (2.1%)
   Bear Stearns Cos., Inc.                       12,800            755
   E*Trade Group, Inc.                           10,700 (a)         69
   Franklin Resources, Inc.                      14,900            682
   Instinet Group, Inc.                           6,100 (a)        114
   Knight Trading Group, Inc.                     3,700 (a)         39
   SEI Investments Co.                           17,700            839
   Waddell & Reed Financial, Inc.                 3,900            124
--------------------------------------------------------------------------
                                                                 2,622
==========================================================================
TOTAL FINANCIAL SERVICES                                        17,313
==========================================================================
FOOD & TOBACCO (1.3%)
FOOD PRODUCTS (1.0%)
   Earthgrains Co. (The)                         11,100            288
   Flowers Foods, Inc.                            3,440 (a)        108
   Fresh Del Monte Produce, Inc.                 23,500 (a)        259
   IBP, Inc.                                      8,700            220
   Sara Lee Corp.                                19,400            367
--------------------------------------------------------------------------
                                                                 1,242
==========================================================================
TOBACCO (0.3%)
   R.J. Reynolds Tobacco Holdings, Inc.           7,500            410
--------------------------------------------------------------------------
TOTAL FOOD & TOBACCO                                             1,652
==========================================================================
HEALTH CARE (13.4%)
DRUGS (7.1%)
   Alpharma, Inc., Class A                       19,400            529
   Cephalon, Inc.                                25,100 (a)      1,770
   COR Therapeutics, Inc.                        20,100 (a)        613
   Genzyme Corp.                                 12,600 (a)        769
   Gilead Sciences, Inc.                         10,500 (a)        611
   Idec Pharmaceuticals Corp.                    14,200 (a)        961
   InterMune, Inc.                                3,300 (a)        117
   IVAX Corp.                                    38,975 (a)      1,520
   Medimmune, Inc.                               24,200 (a)      1,142
   Protein Design Labs, Inc.                      2,400 (a)        208
   Sepracor, Inc.                                21,800 (a)        868
--------------------------------------------------------------------------
                                                                 9,108
==========================================================================
HEALTH SERVICES (3.6%)
   Caremark Rx, Inc.                             70,300 (a)      1,156
   Health Management Associates, Inc.,
   Class A                                       30,400 (a)        640
   Health Net, Inc.                              33,100 (a)        576
   Oxford Health Plans, Inc.                      3,200 (a)         91
   Quest Diagnostics, Inc.                       16,000 (a)      1,198
   Tenet Healthcare Corp.                        11,100 (a)        573
   Trigon Healthcare, Inc.                        5,100 (a)        331
--------------------------------------------------------------------------
                                                                 4,565
==========================================================================
HEALTH TECHNOLOGY (2.5%)
   St. Jude Medical, Inc.                        21,100 (a)      1,266
   Vertex Pharmaceuticals, Inc.                  22,000 (a)      1,089
   Waters Corp.                                  30,000 (a)        828
--------------------------------------------------------------------------
                                                                 3,183
==========================================================================
HOSPITAL SUPPLIES (0.2%)
Bergen Brunswig Corp., Class A                   12,300            236
--------------------------------------------------------------------------
TOTAL HEALTH CARE                                               17,092
==========================================================================
HEAVY INDUSTRY/TRANSPORTATION (8.7%)
AEROSPACE (2.7%)
   Goodrich Co.                                  35,600          1,352
   Lockheed Martin Corp.                              1             --@
   Northrop Grumman Corp.                         4,300            345
   Titan Corp. (The)                             76,000 (a)      1,740
--------------------------------------------------------------------------
                                                                 3,437
==========================================================================
AIR TRANSPORT (0.3%)
   Atlas Air Worldwide Holdings, Inc.            8,300             117
   Canadian National Railway Co.                 7,600             308
--------------------------------------------------------------------------
                                                                   425
==========================================================================
BUSINESS SERVICES (3.2%)
   Allied Waste Industries, Inc.                  8,200 (a)        153
   Celestica, Inc.                                9,200 (a)        474
   Comdisco, Inc.                                 3,800              5
   Dycom Industries, Inc.                        20,400 (a)        468
   Maximus, Inc.                                  8,700 (a)        349
   Miller (Herman), Inc.                          1,300             31
   Quanta Services, Inc.                         25,700 (a)        566
   Republic Services, Inc., Class A              72,700 (a)      1,443
   SCI Systems, Inc.                              9,800 (a)        250
   Spherion Corp.                                 8,900 (a)         80
   United Rentals, Inc.                          12,400 (a)        322
--------------------------------------------------------------------------
                                                                 4,141
==========================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                 SHARES           (000)
--------------------------------------------------------------------------

HEAVY INDUSTRY/TRANSPORTATION (CONT.)
MACHINERY (0.9%)
   Navistar International Corp.                  17,500 (a)  $     492
   Parker-Hannifin Corp.                         15,700            667
--------------------------------------------------------------------------
                                                                 1,159
==========================================================================
MISCELLANEOUS INDUSTRIALS (1.4%)
   ITT Industries, Inc.                          20,000            885
   Martin Marietta Materials, Inc.               17,200            851
--------------------------------------------------------------------------
                                                                 1,736
==========================================================================
SHIPPING & FREIGHT (0.2%)
   CNF, Inc.                                     6,300             178
   Teekay Shipping Corp.                         2,400              96
--------------------------------------------------------------------------
                                                                   274
==========================================================================
TOTAL HEAVY INDUSTRY/TRANSPORTATION                             11,172
==========================================================================
RETAIL (2.2%)
APPAREL (0.2%)
   Jones Apparel Group, Inc.                     4,600  (a)        198
==========================================================================
DEPARTMENT STORES (0.3%)
   Dollar Tree Stores, Inc.                      14,800            412
==========================================================================
DISCOUNTERS (1.4%)
   Costco Wholesale Corp.                        17,000 (a)        698
   Dollar General Corp.                          34,200            667
   Family Dollar Stores, Inc.                    17,000            436
   Shopko Stores, Inc.                            4,100 (a)         30
--------------------------------------------------------------------------
                                                                 1,831
==========================================================================
RESTAURANTS (0.1%)
   Brinker International, Inc.                    6,800 (a)        176
==========================================================================
SPECIALTY SHOPS (0.2%)
   Gap, Inc. (The)                                7,900            229
==========================================================================
TOTAL RETAIL                                                     2,846
==========================================================================
TECHNOLOGY (18.1%)
COMPUTERS & OFFICE EQUIPMENT (1.5%)
   Extreme Networks, Inc.                        13,900 (a)        410
   Gateway, Inc.                                 30,400 (a)        500
   Quantum Corp. - DLT & Storage Systems         16,400 (a)        166
   Sycamore Networks, Inc.                       35,100 (a)        327
   Symbol Technologies, Inc.                     14,600            324
   Terayon Communication Systems, Inc.           28,500 (a)        174
   Western Digital Corp.                         18,700 (a)         75
--------------------------------------------------------------------------
                                                                 1,976
==========================================================================
ELECTRONICS (7.1%)
   Agilent Technologies, Inc.                    47,800          1,554
   Analog Devices, Inc.                           6,400 (a)        277
   Atmel Corp.                                   10,500 (a)        142
   Avnet, Inc.                                   18,100            406
   Conexant Systems, Inc.                       134,400 (a)      1,203
   Credence Systems Corp.                         9,700 (a)        235
   Cypress Semiconductor Corp.                    1,200 (a)         29
   Integrated Circuit Systems, Inc.              16,600 (a)        319
   LSI Logic Corp.                               58,000 (a)      1,090
   Micrel, Inc.                                   5,100 (a)        168
   Microchip Technology, Inc.                    19,550 (a)        654
   MIPS Technologies, Inc.                          400 (a)          5
   Power-One, Inc.                               21,000 (a)        349
   PRI Automation, Inc.                          16,000 (a)        296
   RF Micro Devices, Inc.                        44,100 (a)      1,189
   Teradyne, Inc.                                20,600 (a)        682
   Transwitch Corp.                              16,700 (a)        184
   Triquint Semiconductor, Inc.                  13,700 (a)        308
--------------------------------------------------------------------------
                                                                 9,090
==========================================================================
SOFTWARE & SERVICES (8.0%)
   Affiliated Computer Services, Inc., Class  A  14,100 (a)      1,014
   Brio Technology, Inc.                          7,500 (a)         55
   Cadence Design Systems, Inc.                   8,200 (a)        153
   Ceridian Corp.                                12,700 (a)        244
   Checkfree Corp.                                5,800 (a)        203
   Computer Associations International, Inc.     45,700          1,645
   DST Systems, Inc.                             24,200 (a)      1,275
   Exodus Communications, Inc.                   10,600 (a)         22
   I2 Technologies, Inc.                         63,800 (a)      1,263
   J. D. Edwards & Co.                           14,300 (a)        202
   Macromedia, Inc.                               4,700 (a)         85
   MarchFirst, Inc.                              67,677 (a)         --@
   Network Associates, Inc.                     103,000 (a)      1,282
   NOVA Corp.                                     7,300 (a)        230
   Peregrine Systems, Inc.                       21,400 (a)        621
   Portal Software, Inc.                         13,400 (a)         55
   PSINet, Inc.                                  18,700 (a)          1
   SunGard Data Systems, Inc.                    24,700 (a)        741
   Sybase, Inc.                                  19,600 (a)        323
   Synopsys, Inc.                                 8,000 (a)        387
   Vignette Corp.                                16,600 (a)        147
   Wind River Systems, Inc.                      13,800 (a)        241
--------------------------------------------------------------------------
                                                                10,189
==========================================================================
TELECOM EQUIPMENT (1.5%)
   DMC Stratex Networks, Inc.                     2,800 (a)         28
   Polycom, Inc.                                 30,500 (a)        704
   Powerwave Technologies, Inc.                  84,500 (a)      1,225
--------------------------------------------------------------------------
                                                                 1,957
==========================================================================
TOTAL TECHNOLOGY                                                23,212
==========================================================================
UTILITIES (10.5%)
ELECTRIC POWER (6.3%)
   Allegheny Energy, Inc.                        11,720            566
   Allete, Inc.                                   2,800             63
   Black Hills Corp.                              2,550            103
   DTE Energy Co.                                 3,084            143
   Duke Energy Corp.                             14,700            573
   Energy East Corp.                              8,500            178
   Exelon Corp.                                   3,800            244
   GPU, Inc.                                      6,000            211
   Kansas City Power & Light Co.                  2,200             54
   Mirant Corp.                                  15,703 (a)        540
   NiSource, Inc.                                12,000            328
   NRG Energy, Inc.                              64,400 (a)      1,422
   Orion Power Holdings, Inc.                    28,100 (a)        669
   PG&E Corp.                                    15,200            170
   Pinnacle West Capital Corp.                    3,300            156
   Potomac Electric Power Co.                    17,100            358
   PPL Corp., Inc.                                6,200            341
   Public Service Co. of New Mexico               4,300            138
   Public Service Enterprise Group, Inc.         10,700            523
   Reliant Resources, Inc.                       49,600 (a)      1,225
--------------------------------------------------------------------------
                                                                 8,005
==========================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                 VALUE
                                                   SHARES        (000)
--------------------------------------------------------------------------
UTILITIES (CONT.)
NATURAL GAS PIPELINES (2.6%)
   El Paso Corp.                                 19,989      $   1,050
   Energen Corp.                                  1,300 (a)         36
   Kinder Morgan, Inc.                           16,800            844
   Kinder Morgan Management LLC                  17,100 (a)      1,171
   Sempra Energy                                  8,100            222
--------------------------------------------------------------------------
                                                                 3,323
==========================================================================
TELEPHONE SERVICES (1.6%)
   Flag Telecom Holdings Ltd.                     3,100 (a)         16
   McLeodUSA, Inc., Class A                     201,700 (a)        926
   Nextel Communications, Inc., Class A          52,800 (a)        924
   Pinnacle Holdings, Inc.                       26,000 (a)        156
--------------------------------------------------------------------------
                                                                 2,022
==========================================================================
TOTAL UTILITIES                                                 13,350
==========================================================================
   TOTAL COMMON STOCKS (COST $108,269)                         114,451
==========================================================================
                                                  NO. OF
                                                  UNITS
--------------------------------------------------------------------------
UNITS (2.8%)
   Mid Cap SPDR Unit Trust
   (COST $3,485)                                 37,000          3,524
==========================================================================
                                                  FACE
                                                 AMOUNT
                                                 (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.0%)
REPURCHASE AGREEMENT (7.0%)
   J.P. Morgan Securities Inc., 3.55%,
      dated 6/29/01, due 7/02/01
   (COST $8,967)                                 $  8,967 (b)    8,967
==========================================================================
                                                 AMOUNT          VALUE
                                                  (000)          (000)
--------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (COST $120,721)                    $ 126,942
==========================================================================
OTHER ASSETS (2.1%)
   Cash                                          $    1
   Receivable for Investments Sold                1,669
   Receivable for Portfolio Shares Sold             992
   Dividends Receivable                              59
   Interest Receivable                                3          2,724
==========================================================================
LIABILITIES (-1.5%)
   Payable for Investments Purchased             (1,572)
   Investment Advisory Fees Payable                (186)
   Shareholder Reporting Expense Payable            (43)
   Administration Fees Payable                      (29)
   Custodian Fees Payable                           (20)
   Professional Fees Payable                        (13)
   Payable for Portfolio Shares Redeemed             (6)        (1,869)
==========================================================================
NET ASSETS (100%)                                            $ 127,797
==========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 8,410,865 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)              $   15.19
==========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                              $ 124,196
Undistributed Net Investment Income                                 37
Accumulated Net Realized Loss                                   (2,657)
Unrealized Appreciation on Investments                           6,221
--------------------------------------------------------------------------
NET ASSETS                                                   $ 127,797
==========================================================================

(a) --Non-income producing security.
(b) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated fudns.
@   --Value is less than $500.
ADR --American Depositary Recepit

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP VALUE PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS                                         SIX MONTHS ENDED
                                                                  JUNE 30, 2001
                                                                    (UNAUDITED)
                                                                       (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                             $   364
   Interest                                                                  201
--------------------------------------------------------------------------------
      Total Income                                                           565
--------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                  378
   Less: Fees Waived                                                         (39)
                                                                            ----
   Net Investment Advisory Fees                                              339
   Administrative Fees                                                       136
   Professional Fees                                                          20
   Custodian Fees                                                             16
   Shareholder Reporting                                                      11
   Directors' Fees and Expenses                                                1
   Other                                                                       5
--------------------------------------------------------------------------------
      Net Expenses                                                           528
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         37
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
   Investments Sold                                                       (1,157)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                             3,145
--------------------------------------------------------------------------------
   NET REALIZED LOSS AND CHANGE IN UNREALIZED
        APPRECIATION/DEPRECIATION                                          1,988
--------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 2,025
================================================================================



STATEMENT OF CHANGES IN NET ASSETS                                                           SIX MONTHS ENDED
                                                                                              JUNE 30, 2001       YEAR ENDED
                                                                                               (UNAUDITED)       DECEMBER 31, 2000
                                                                                                  (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net Investment Income                                                                        $       37         $      99
   Net Realized Gain (Loss)                                                                         (1,157)            8,395
   Change in Unrealized Appreciation/Depreciation                                                    3,145            (1,872)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                              2,025             6,622
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                                                --              (107)
   Net Realized Gain                                                                                    --            (9,220)
   In Excess of Net Realized Gain                                                                       --            (1,500)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                                  --           (10,827)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscriptions                                                                                    59,428            45,958
   Distributions Reinvested                                                                             --            10,828
   Redemptions                                                                                     (19,889)          (20,455)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions                             39,539            36,331
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                                     41.564            32,126

NET ASSETS:
   Beginning of Period                                                                              86,233            54,107
------------------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income of $37 in 2001)                 $  127,797         $  86,233
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                                4,021             2,787
    Shares Issued on Distributions Reinvested                                                           --               721
    Shares Redeemed                                                                                 (1,341)           (1,242)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Capital Shares Outstanding                                                        2,680             2,266
====================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                -----------------------------
                                                    SIX MONTHS ENDED                                                    PERIOD FROM
                                                    JUNE 30, 2001                                                   JANUARY 2, 1997*
                                                    (UNAUDITED)                 2000       1999         1998   TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  15.05              $  15.62   $  14.92     $  13.32     $  10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.00+                 0.02       0.03         0.04         0.02
   Net Realized and Unrealized Gain                        0.14                  1.62       2.81         2.04         4.05
------------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     0.14                  1.64       2.84         2.08         4.07
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     --                 (0.02)     (0.03)       (0.03)       (0.02)
   Net Realized Gain                                         --                 (1.83)     (2.11)       (0.45)       (0.73)
   In Excess of Net Realized Gain                            --                 (0.36)        --           --           --
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --                 (2.21)     (2.14)       (0.48)       (0.75)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  15.19              $  15.05   $  15.62     $  14.92     $  13.32
====================================================================================================================================
TOTAL RETURN                                               0.93%                10.75%     20.19%       15.85%       40.93%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                     $ 127,797             $  86,233   $ 54,107     $ 31,381     $ 11,461
Ratio of Expenses to Average Net Assets                    1.05%**               1.05%      1.05%        1.05%        1.05%**
Ratio of Net Investment Income to Average Net Assets       0.07%**               0.15%      0.21%        0.42%        0.19%**
Portfolio Turnover Rate                                      82%                  234%       248%         228%         141%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
   Period:
   Per Share Benefit to Net Investment Income         $    0.01             $    0.03   $   0.04     $   0.05     $   0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                          1.13%**               1.27%      1.37%        1.57%        2.13%**
   Net Investment Loss to Average Net Assets              (0.01)%**             (0.07)%    (0.11)%      (0.10)%      (0.89)%**
------------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MID CAP VALUE PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

 2.INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

 4.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Portfolio of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM
                           FIRST        $500
                           $500      MILLION TO   MORE THAN
PORTFOLIO                 MILLION    $1 BILLION   $1 BILLION
---------                 -------    ----------   ----------

Mid Cap Value              0.75%       0.70%        0.65%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
COST          APPRECIATION   DEPRECIATION     APPRECIATION
(000)            (000)           (000)           (000)
----------    ------------   ------------     ------------
$120,721        $14,865        $(8,644)          $6,221

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $114,297,000 and $79,461,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)



DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW


INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103


INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

VALUE PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

VALUE PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]
-----------------------------------------------------

Banks                           9.7
Machinery                       9.3
Insurance                       9.2
Health Services                 8.3
Software & Services             6.0
Other                          57.5
-----------------------------------------------------

TOP FIVE HOLDINGS

                                                     PERCENT OF
SECURITY                     INDUSTRY                NET ASSETS
--------                     --------                ----------
HEALTHSOUTH Corp.            Health Services             5.8%
Computer Associates
 International, Inc.         Software & Services         4.0
Washington Mutual, Inc.      Banks                       2.9
WorldCom, Inc. -
 WorldCom Group              Telephone Services          2.7
Parker-Hannifin Corp.        Machinery                   2.5

TOP FIVE INDUSTRIES

                                        VALUE        PERCENT OF
INDUSTRY                                (000)        NET ASSETS
--------                                -----        ----------
Banks                                  $4,189            9.7%
Machinery                               4,013            9.3
Insurance                               3,964            9.2
Health Services                         3,576            8.3
Software & Services                     2,580            6.0

PERFORMANCE COMPARED TO THE
S&P 500 INDEX

                                      TOTAL RETURNS(2)
                             --------------------------------------
                                        ONE        AVERAGE ANNUAL
                             YTD        YEAR      SINCE INCEPTION(3)
                             ---        ----      -----------------
PORTFOLIO                    4.49%       35.34%          9.73%
INDEX(1)                    -6.69       -14.83          13.54

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

(3) Commenced operations on January 2, 1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE ILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

For the six months ended June 30, 2001, the Portfolio had a total return of 4.49% compared to -6.69% for the S&P 500 Index (the "Index "). For the one year period ended June 30, 2001, the Portfolio had a total return of 35.34% compared to -14.83% for the Index. For the period from inception on January 2, 1997 through June 30, 2001, the Portfolio had an average annual total return of 9.73% compared to 13.54%for the Index.

MARKET REVIEW

Sector selection was most notably positive in the Portfolio's technology holdings, where the Portfolio is underweight relative to the Index. Our overweights in consume durables and basic resources also boosted results meaningfully. The only significant detractor from our results was the Portfolio's under weight in the consumer services sector.

Stock selection was very solid during the six months ended June 30,2001. Here, our individual holdings in technology had the most positive impact on our results, followed closely by individual positions in financial services, retail, and energy. Holdings in consumer durables and transportation stocks had a mildly negative impact.

The Portfolio has clearly benefited from the bursting of the technology "bubble" and from investors flocking to value stocks. Though over time the market's bias for value over growth will ebb and flow, our historical analysis suggests that low price-to-earnings (P/E) stocks may continue to remain in favor for the foreseeable future. Low P/E stocks have tended to perform well in periods of easier federal reserve policy and also have tended to perform well as economic activity strengthens.

MARKET OUTLOOK

We continue to be optimistic that our disciplined approach to selecting stocks should enable us to outperform the stock market over the long term - even after technology stocks and the rest of the market return to a more normal state. We will enjoy the preference for value while it lasts and continue to follow our disciplined approach to low P/E, value investing.

July 2001

THE UNIVERSITY INSTITUTIONAL FUNDS, INC.
VALUE PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                  SHARES          (000)
-----------------------------------------------------------------------
COMMON STOCKS (93.1%)
BASIC RESOURCES (7.4%)
BASIC CHEMICALS (2.9%)
   Air Products & Chemicals, Inc.                 10,200         $  467
   Dow Chemical Co.                                6,500            216
   IMC Global, Inc.                               16,400            167
   Praxair, Inc.                                   4,600            216
   Solutia, Inc.                                  13,700            175
-----------------------------------------------------------------------
                                                                  1,241
=======================================================================
PAPER (1.5%)
   International Paper Co.                         8,400            300
   Weyerhaeuser Co.                                6,500            357
-----------------------------------------------------------------------
                                                                    657
=======================================================================
SPECIALTY CHEMICALS (3.0%)
   Engelhard Corp.                                21,900            565
   Lubrizol Corp.                                 16,200            503
   Rohm & Haas Co.                                 6,400            210
-----------------------------------------------------------------------
                                                                  1,278
=======================================================================
TOTAL BASIC RESOURCES                                             3,176
=======================================================================
BEVERAGES & PERSONAL PRODUCTS (1.1%)
PERSONAL PRODUCTS (1.1%)
   Fortune Brands, Inc.                           12,400            476
=======================================================================
CONSUMER DURABLES (6.6%)
AUTOMOBILES (1.6%)
   Ford Motor Co.                                 27,939            686
=======================================================================
AUTOMOTIVE RELATED (0.6%)
   Dana Corp.                                     11,200            261
=======================================================================
BUILDING & HOUSING (1.2%)
   Masco Corp.                                    21,600            539
=======================================================================
FURNISHING & APPLIANCES (3.2%)
  Black & Decker Corp.                             8,600            339
  Maytag Corp.                                     8,800            258
  Whirlpool Corp.                                 12,400            775
-----------------------------------------------------------------------
                                                                  1,372
=======================================================================
TOTAL CONSUMER DURABLES                                           2,858
=======================================================================
ENERGY (6.5%)
OIL - DOMESTIC & CRUDE (3.5%)
   Amerada Hess Corp.                              3,700            299
   Conoco, Inc., Class B                           9,400            271
   Kerr McGee Corp.                                3,200            212
   Occidental Petroleum Corp.                     11,700            311
   USX-Marathon Group                             14,900            440
-----------------------------------------------------------------------
                                                                  1,533
=======================================================================
OIL - INTERNATIONAL (3.0%)
   BP plc, ADR                                     7,800            389
   Chevron Corp.                                   6,100            552
   Texaco, Inc.                                    5,500            366
-----------------------------------------------------------------------
                                                                  1,307
=======================================================================
TOTAL ENERGY                                                      2,840
=======================================================================
FINANCIAL SERVICES (22.2%)
BANKS (9.7%)
   Bank of America Corp.                           7,000            420
   First Union Corp.                              20,250            707
   FleetBoston Financial Corp.                    13,829            546
-----------------------------------------------------------------------
   J.P. Morgan Chase & Co.                        16,550            738
   PNC Financial Services Group, Inc.              8,100            533
   Washington Mutual, Inc.                        33,150          1,245
-----------------------------------------------------------------------
                                                                  4,189
=======================================================================
CREDIT & FINANCE (3.3%)
   Citigroup, Inc.                                12,727            672
   Fannie Mae                                      2,700            230
   Freddie Mac                                     3,500            245
   Household International, Inc.                   4,500            300
-----------------------------------------------------------------------
                                                                  1,447
=======================================================================
INSURANCE (9.2%)
   Ace Ltd.                                       14,800            579
   Allstate Corp.                                 12,900            567
   Everest Re Group Ltd.                           8,900            666
   Hartford Financial Services Group, Inc.         8,400            575
   MGIC Investment Corp.                           7,000            508
   St. Paul Cos., Inc.                            11,900            603
   UnumProvident Corp.                            14,500            466
-----------------------------------------------------------------------
                                                                  3,964
=======================================================================
TOTAL FINANCIAL SERVICES                                          9,600
=======================================================================
HEALTH CARE (9.2%)
HEALTH SERVICES (8.3%)
   Health Net, Inc.                               61,070(a)       1,062
   HEALTHSOUTH Corp.                             157,400(a)       2,514
-----------------------------------------------------------------------
                                                                  3,576
=======================================================================
HEALTH TECHNOLOGY (0.9%)
   Beckman Coulter, Inc.                           9,300            380
=======================================================================
TOTAL HEALTH CARE                                                 3,956
=======================================================================
HEAVY INDUSTRY/TRANSPORT (16.8%)
AEROSPACE (0.4%)
   Rockwell International Corp.                    4,800            183
=======================================================================
AIR TRANSPORT (1.8%)
   AMR Corp.                                      10,900(a)         394
   Delta Air Lines, Inc.                           8,800            388
-----------------------------------------------------------------------
                                                                    782
=======================================================================
BUSINESS SERVICES (0.9%)
   Waste Management, Inc.                         12,500            385
=======================================================================
ELECTRICAL EQUIPMENT (0.5%)
   Honeywell International, Inc.                   6,800            238
=======================================================================
MACHINERY (9.3%)
   Caterpillar, Inc.                               5,400            270
   Cooper Industries, Inc.                        13,900            550
   Cummins, Inc.                                  15,100            584
   Eaton Corp.                                     6,500            456
   Illinois Tool Works, Inc.                       3,500            222
   Ingersoll-Rand Co.                              5,200            214
   Navistar International Corp.                   11,000(a)         309
   Parker-Hannifin Corp.                          25,350          1,076
   Tecumseh Products Co., Class A                  6,700            332
-----------------------------------------------------------------------
                                                                  4,013
=======================================================================
MISCELLANEOUS INDUSTRIALS (3.0%)
   Dover Corp.                                     4,600            173
   Textron, Inc.                                   3,100            171
   TRW, Inc.                                       5,000            205

    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                  SHARES          (000)
-----------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORT (CONT.)
MISCELLANEOUS INDUSTRIALS (CONT.)
 Tyco International Ltd.                          13,900          $ 758
-----------------------------------------------------------------------
                                                                  1,307
=======================================================================
RAILROADS (0.4%)
 Burlington Northern Santa Fe, Inc.                5,700            172
=======================================================================
SHIPPING & FREIGHT (0.5%)
 CNF, Inc.                                         7,900            223
=======================================================================
TOTAL HEAVY INDUSTRY/TRANSPORT                                    7,303
=======================================================================
RETAIL (6.0%)
APPAREL (3.2%)
 Liz Claiborne, Inc.                              15,200            767
 V.F. Corp.                                       17,100            622
-----------------------------------------------------------------------
                                                                  1,389
=======================================================================
FOOD & DRUG RETAILERS (0.4%)
 Albertson's, Inc.                                 6,200            186
=======================================================================
RESTAURANTS (1.6%)
 Tricon Global Restaurants, Inc.                  15,600(a)         685
=======================================================================
SPECIALTY SHOPS (0.8%)
 Toys 'R' Us, Inc.                                13,700(a)         339
=======================================================================
TOTAL RETAIL                                                      2,599
=======================================================================
TECHNOLOGY (11.3%)
COMPUTERS & OFFICE EQUIPMENT (3.6%)
 Lexmark International, Inc., Class A             12,100(a)         814
 Quantum Corp.                                    71,700(a)         723
-----------------------------------------------------------------------
                                                                  1,537
=======================================================================
ELECTRONICS (1.7%)
 Arrow Electronics, Inc.                          12,800(a)         311
 Avnet, Inc.                                      14,700            330
 Axcelis Technologies, Inc.                        7,221(a)         107
-----------------------------------------------------------------------
                                                                    748
=======================================================================
SOFTWARE & SERVICES (6.0%)
 Computer Associates International, Inc.          48,700          1,753
 First Data Corp.                                 10,000            642
 Sabre Holdings Corp., Class A                     3,690(a)         185
-----------------------------------------------------------------------
                                                                  2,580
=======================================================================
TOTAL TECHNOLOGY                                                  4,865
=======================================================================
UTILITIES (6.0%)
ELECTRIC POWER (0.5%)
 Duke Energy Corp.                                 5,934            232
=======================================================================
TELEPHONE SERVICES (5.5%)
 AT&T Corp.                                        9,300            204
 SBC Communications, Inc.                         12,100            485
 Verizon Communications, Inc.                      8,864            474
 WorldCom, Inc. - MCI Group                        3,276(a)          53
 WorldCom, Inc. - WorldCom Group                  81,900(a)       1,163
-----------------------------------------------------------------------
                                                                  2,379
=======================================================================
TOTAL UTILITIES                                                   2,611
=======================================================================
TOTAL COMMON STOCKS (COST $32,071)                               40,284
=======================================================================

                                                     FACE
                                                   AMOUNT         VALUE
                                                    (000)         (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.7%)
REPURCHASE AGREEMENT (6.7%)
   J.P. Morgan Securities Inc., 3.55%, dated
   06/29/01, due 07/02/01
   (COST $2,925)                                 $ 2,925(b)      $2,925
=======================================================================
TOTAL INVESTMENTS (99.8%) (Cost $34,996)                         43,209
=======================================================================

                                                  AMOUNT
                                                   (000)
-----------------------------------------------------------------------
OTHER ASSETS (0.5%)
 Cash                                                  1
 Receivable for Investments Sold                     162
 Dividends Receivable                                 37
 Receivable for Portfolio Shares Sold                  3
 Interest Receivable                                   1
 Other                                                 1            205
=======================================================================
LIABILITIES (-0.3%)
 Investment Advisory Fees Payable                    (53)
 Shareholder Reporting Expense Payable               (26)
 Payable for Portfolio Shares Redeemed               (17)
 Professional Fees Payable                           (15)
 Administrative Fees Payable                         (11)
 Directors' Fees and Expenses Payable                 (5)
 Custodian Fees Payable                               (3)          (130)
=======================================================================
NET ASSETS (100%)                                               $43,284
=======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
 Applicable to 3,149,318 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)                          $13.74
=======================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $33,928
Undistributed Net Investment Income                                 254
Accumulated Net Realized Gain                                       889
Unrealized Appreciation on Investments                            8,213
-----------------------------------------------------------------------
NET ASSETS                                                      $43,284
=======================================================================

(a)   -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR   -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                                                          SIX MONTHS ENDED
                                                                                                           JUNE 30, 2001
STATEMENT OF OPERATIONS                                                                                     (UNAUDITED)
                                                                                                               (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                                                        $   392
   Interest                                                                                                              80
----------------------------------------------------------------------------------------------------------------------------
   Total Income                                                                                                         472
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                                                             144
   Less: Fees Waived                                                                                                    (26)
                                                                                                                    --------
   Net Investment Advisory Fees                                                                                         118
   Administrative Fees                                                                                                   72
   Shareholder Reporting                                                                                                 15
   Professional Fees                                                                                                      9
   Custodian Fees                                                                                                         4
   Directors' Fees and Expenses                                                                                           2
   Interest Expense                                                                                                       1
----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                        221
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   251
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
   Investments Sold                                                                                                     375
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                                        2,088
----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                               2,463
----------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $ 2,714
============================================================================================================================


                                                                                     SIX MONTHS ENDED
                                                                                       JUNE 30, 2001         YEAR ENDED
                                                                                        (UNAUDITED)      DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                         (000)               (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                                                                   $    251                 $   431
   Net Realized Gain                                                                            375                   1,388
   Change in Unrealized Appreciation/Depreciation                                             2,088                   8,019
----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                       2,714                   9,838
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                                         --                    (427)
   Net Realized Gain                                                                             --                    (659)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                           --                  (1,086)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscriptions                                                                             14,677                  10,917
   Distributions Reinvested                                                                      --                   1,086
   Redemptions                                                                              (24,038)                 (8,023)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions           (9,361)                  3,980
----------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                                   (6,647)                 12,732
NET ASSETS:
   Beginning of Period                                                                       49,931                  37,199
----------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income of $254 and $3,            $ 43,284                 $49,931
   respectively)
============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
     Shares Subscribed                                                                        1,104                     980
     Shares Issued on Distributions Reinvested                                                   --                      83
     Shares Redeemed                                                                         (1,752)                   (723)
----------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Capital Shares Outstanding                                     (648)                    340
============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS


                                             SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,                  PERIOD FROM
                                             JUNE 30, 2001                                           JANUARY 2, 1997*
                                             (UNAUDITED)         2000          1999    1998++   TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   13.15     $ 10.76     $  11.10    $ 11.78         $ 10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                              0.08        0.12         0.13      0.19            0.10
   Net Realized and Unrealized Gain (Loss)            0.51        2.57        (0.34)    (0.45)           1.99
---------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                 0.59        2.69        (0.21)    (0.26)           2.09
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                --       (0.12)       (0.13)    (0.16)          (0.10)
   In Excess of Net Investment Income                   --          --        (0.00)+   --              (0.00)+
   Net Realized Gain                                    --       (0.18)          --     (0.17)          (0.21)
   In Excess of Net Realized Gain                       --          --           --     (0.09)             --
---------------------------------------------------------------------------------------------------------------------
      Total Distributions                               --       (0.30)       (0.13)    (0.42)          (0.31)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   13.74     $ 13.15     $  10.76   $ 11.10         $ 11.78
=====================================================================================================================
TOTAL RETURN                                          4.49%      24.95%       (1.82)%   (2.13)%         20.98%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $  43,284     $49,931     $ 37,199   $26,090         $14,664
Ratio of Expenses to Average Net Assets               0.85%**     0.85%        0.85%     0.85%           0.85%**
Ratio of Net Investment Income to Average Net
   Assets                                             0.96%**     1.07%        1.26%     1.57%           1.70%**
Portfolio Turnover Rate                                 28%         50%          43%       45%             34%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the
   Period:
   Per Share Benefit to Net Investment Income    $    0.01     $  0.03     $   0.04   $  0.05         $  0.06
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                     0.95%**     1.09%        1.22%     1.32%           1.87%**
   Net Investment Income to Average Net               0.86%**     0.82%        0.89%     1.10%           0.68%**
   Assets
---------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VALUE PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc.(the "Fund ")is registered under the Investment Company Act of 1940,as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A.ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2.INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3.REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B.ADVISER: Morgan Stanley Investments LP (the "Adviser")(formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witte & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM
                                     FIRST     $500
                                     $500   MILLION TO    MORE THAN
PORTFOLIO                           MILLION $1 BILLION    $1 BILLION
---------                           ------- ----------    ----------
Value                                0.55%     0.50%        0.45%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
COST       APPRECIATION    DEPRECIATION      APPRECIATION
(000)           (000)          (000)             (000)
-----       ------------    ------------      ------------
$34,996         $9,113          $(900)            $8,213

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,163,000 and $25,509,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments
LP One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY
INVESTMENT MANAGEMENT LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS]

---------------------------------
United Kingdom           21.4%
Japan                    18.3
France                    8.3
Switzerland               6.5
Netherlands               5.3
Other                    40.2
---------------------------------

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                        COUNTRY                NET ASSETS
--------                        -------                ----------
GlaxoSmithKline plc             United Kingdom             3.5%
BP plc                          United Kingdom             3.4
Nestle S.A.                     Switzerland                2.7
Royal Dutch Petroleum Co.       Netherlands                1.9
Unilever                        Netherlands / United
                                Kingdom                    1.6

TOP FIVE INDUSTRIES

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
--------                                   -----       ----------
Pharmaceuticals                             $1,465        9.7%
Oil & Gas                                    1,253        8.3
Food Products                                  841        5.6
Banks                                          827        5.5
Diversified Telecommunication Services         523        3.5

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

                                        TOTAL RETURNS(2)
                          -------------------------------------------

                                         ONE        AVERAGE ANNUAL
                            YTD          YEAR     SINCE INCEPTION(3)
                          ------       --------   -------------------
PORTFOLIO                  -13.09%     -19.85%          -6.94%
INDEX(1)                   -14.61      -23.60           -8.56

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on September 20, 1999.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the six months ended June 30, 2001, the Portfolio had a total return of -13.09% compared to -14.61% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -19.85% compared to -23.60% for the Index. For the period from inception on September 20, 1999 through June 30, 2001, the Portfolio had an average annual total return of -6.94% compared to -8.56% for the Index.

MARKET REVIEW

The first six months of 2001 were highlighted by the start of a global monetary easing cycle while the economic news and corporate earnings became increasingly pessimistic and the overall tone of the markets eroded through the period.

The Portfolio's performance for the first half of 2001 is largely explained by our underweight to the technology, media and telecom (TMT) sectors and our overweight positions to the more defensive markets and sectors such as the U.K, consumer staples, health care and utilities. In Japan, our slight underweight hurt our performance in the first quarter of 2001 while our hedge out of the yen into U.S. dollars was positive. In the second quarter of 2001, we eliminated our underweight position in the Japanese banks which has been a contributor to returns. Detracting from relative returns were our below benchmark allocations to Australia and Ireland, as well as our overweight to Switzerland.

In Europe, the fundamentals and economic data continue to deteriorate. The latest news, following the European rebuff of the GE/Honeywell merger, was the defeat in the European Parliament of measures to ease cross-border takeovers and mergers. Although we expect the European Central Bank (ECB) to cut interest rates in the third quarter, these cuts will have a lagged impact. Longer-term we are impressed by the arguments that Europe will have a technology-aided productivity boost and a rising labor pool. However, we are less optimistic about the near-term, and in May we reduced the Portfolio's cyclical exposure by selling part of our holdings in European materials, capital goods and autos. European cyclical sectors had enjoyed a good run and we believe that the tight monetary policy of the ECB will extend the period of slow economic growth that is now evident in continental Europe.

In Japan, we see Koizumi's election as a step in the right direction. However, a recent poll cited by the G7 Daily Briefing noted that although 76% of those surveyed expressed their support for Prime Minister Koizumi's reforms, only 54% said that they would tolerate economic pain. Meanwhile, the economy is turning down again and the Bank of Japan is balking at further quantitative easing. As the Morgan Stanley Japan economist Robert Feldman has written, Koizumi faces a dual challenge: the first being the insiders who oppose reform, the second being the business cycle. Like any leader trying to affect massive change, Koizumi needs a little luck, and the sharply declining economic indicators increase the odds against him - at least in the short-term. We are underweight Japan for the time being and have hedged roughly 35% of our yen exposure back to U.S. dollars.

We continue to underweight Asia. Asia is suffering from the collapse of the Information Technology (IT) spending cycle. Andy Xie, the Morgan Stanley Asian economist, estimates that surging IT demand from the U.S. accounted for approximately 40% of non-Japan Asia's GDP growth in 2000. Another source of pressure has been the moribund Japanese economy and the weak yen. The upside is that Asian asset prices and growth expectations have already been lowered significantly; these economies will be geared to lower interest rates and any positive news on the global economy.

Although not in our investment universe, in the U.S., we continue to believe that sentiment is too complacent. The rally that began in April is back down to an important resistance level. We believe that both the recession and bear market are incomplete. The supposed "new economy" is looking like an old fashion bust and we do not think the TMT excesses have been purged in nine months. Admittedly, recent economic data in the U.S. and the U.K. have shown signs of an incipient recovery, but we think this is just an up-tick rather than a trend. Although equity market valuations are no longer at their previous extended levels, a number of economic excesses remain: a low (if not negative) personal savings rate, a high level of consumer debt, a capacity overhang, and a record current account deficit. It will be difficult for the Fed to manage a vigorous cyclical upswing in the face of these structural head winds.

MARKET OUTLOOK

In sum, we expect that the global economic slowdown will extend into at least the fourth quarter of 2001, and that earnings for 2002 will need to be revised down further. Although not exciting, we continue to favor defensive sectors, consistent with the current recessionary economic environment. Until more signs of sustainable recovery appear we will stay underweight telecommunications, technology and financials, with an above average cash position.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                   VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
COMMON STOCKS (75.7%)
AUSTRALIA (3.0%)
  Amcor Ltd.                                       1,554         $     5
  AMP Diversified Property Trust                     937               1
  AMP Ltd.                                         2,239              25
  Aristocrat Leisure Ltd.                            277(a)            1
  Australian Gas Light Co., Ltd.                     888               4
  BHP Billiton Ltd.                                3,431              18
  BHP Billiton Ltd. (Bonus Shares)                 3,654(a)           20
  Brambles Industries Ltd.                           522              13
  Coca-Cola Amatil Ltd.                            1,485               4
  Coles Myer Ltd.                                  2,141               7
  Commonwealth Bank of Australia                   2,379              41
  Computershare Ltd.                                 331(a)            1
  CSL Ltd.                                           253               6
  CSR Ltd.                                         2,442               9
  F.H. Faulding & Co., Ltd.                          130               1
  Foster's Group Ltd.                              4,223              12
  General Property Trust                           3,167               4
  Goodman Fielder Ltd.                             2,835               2
  Howard Smith Ltd.                                  472               3
  James Hardie Industries Ltd.                       273(a)            1
  Leighton Holdings Ltd.                             653               3
  Lend Lease Corp., Ltd.                             714               4
  M.I.M. Holdings Ltd.                             2,547               2
  Mayne Nickless Ltd.                                853               3
  Mirvac Group                                       716               1
  National Australia Bank Ltd.                     3,157              56
  News Corp., Ltd.                                 4,479              41
  Normandy Mining Ltd.                             4,620               3
  OneSteel Ltd.                                      277              -- @
  Orica Ltd.                                         691               2
  Pacific Dunlop Ltd.                              2,563               1
  PaperlinX Ltd.                                     155              -- @
  QBE Insurance Group Ltd.                           945               6
  Rio Tinto Ltd.                                     551              10
  Santos Ltd.                                      1,441               5
  Southcorp Ltd.                                   1,499               6
  Stockland Trust Group                              993               2
  Suncorp-Metway Ltd.                                756               6
  TABCORP Holdings Ltd.                              778               4
  Telstra Corp., Ltd.                             14,274              39
  Transurban Group                                   356(a)            1
  Wesfarmers Ltd.                                    445               6
  Westfield Trust                                  3,637(a)            6
  Westpac Banking Corp., Ltd.                      3,093              23
  WMC Ltd.                                         4,300              21
  Woolworths Ltd.                                  2,711              15
---------------------------------------------------------------------------
                                                                     444
===========================================================================
AUSTRIA (0.0%)
  Austria Tabakwerke AG                               27               2
---------------------------------------------------------------------------
BELGIUM (0.0%)
  KBC Bancassurance Holding N.V.                      55               2
  Solvay S.A.                                         27               1
  UCB S.A.                                            44               2
  Union Miniere S.A.                                   9              -- @
---------------------------------------------------------------------------
                                                                       5
============================================================================
CHINA/HONG KONG (1.4%)
  Bank of East Asia Ltd.                           2,648               6
  Cathay Pacific Airways Ltd.                      6,000               8
  CLP Holdings Ltd.                                4,200              17
  Hang Lung Development Co.                        1,000               1
  Hang Seng Bank Ltd.                              2,500              26
  Henderson Land Development Co., Ltd.             2,000               9
  Hong Kong & China Gas Co., Ltd.                 10,230              13
  Hutchison Whampoa Ltd.                           4,200              42
  Hysan Development Co., Ltd.                      1,040               1
  Johnson Electric Holdings Ltd.                   7,000              10
  Li & Fung Ltd.                                   5,000               8
  New World Development Co., Ltd.                  4,108               5
  Pacific Century CyberWorks Ltd.                 23,488(a)            7
  Sino Land Co.                                    6,281               3
  Sun Hung Kai Properties Ltd.                     4,000              36
  Swire Pacific Ltd., Class A                      1,500               8
  Wharf Holdings Ltd.                              4,000               8
---------------------------------------------------------------------------
                                                                     208
---------------------------------------------------------------------------
DENMARK (0.0%)
  Danisco A/S                                        100               3
  Danske Bank A/S                                    100               2
---------------------------------------------------------------------------
                                                                       5
---------------------------------------------------------------------------
FINLAND (0.6%)
  Hartwall Oyj Abp                                    71               1
  Instrumentarium Oyj                                121               3
  Kesko Oyj                                          121               1
  Metso Oyj                                          183               2
  Nokia Oyj                                        2,433              55
  Outokumpu Oyj                                      211               2
  Raisio Group plc                                   242              -- @
  Rautaruukki Oyj                                     11              -- @
  Sampo Oyj, Class A                                 605               5
  Sonera Oyj                                         768               6
  TietoEnator Oyj, Class B                            87               2
  UPM-Kymmene Oyj                                    233               7
  Wartsila Oyj, Class B                               78               1
---------------------------------------------------------------------------
                                                                      85
---------------------------------------------------------------------------
FRANCE (8.3%)
  Accor S.A.                                         313              13
  Alcatel S.A.                                       774              16
  Aventis S.A.                                     1,472             117
  Axa                                              1,440              41
  BNP Paribas S.A.                                   232              20
  Bouygues S.A.                                      789              27
  Cap Gemini S.A.                                     83               6
  Carrefour S.A.                                     961              51
  Casino Guichard-Perrachon S.A.                     146              12
  Cie de Saint Gobain                                101              14
  Coflexip S.A.                                       40               5
  Dassault Systemes S.A.                              27               1
  Eridania Beghin-Say S.A.                           106               9
  Essilor International S.A.                           2               1

    The accompanying notes are an integral part of the financial statements.


                                                                   VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
FRANCE (CONT.)
  France Telecom S.A.                                934         $    45
  Gecina S.A.                                         70               6
  Groupe Danone                                      638              88
  Imerys S.A.                                         10               1
  Klepierre                                           75               7
  L'Air Liquide S.A.                                  79              11
  L'Oreal S.A.                                     1,237              80
  Lafarge S.A.                                        93               8
  Lagardere S.C.A.                                   266              13
  LVMH Moet Hennessy Louis Vuitton                   768              39
  Michelin (CGDE), Class B                            86               3
  Pechiney S.A.                                      126               6
  Pernod-Ricard                                      197              14
  Pinault-Printemps-Redoute S.A.                     212              31
  PSA Peugeot Citroen                                 30               8
  Sagem S.A.                                          23               1
  Sanofi-Synthelabo S.A.                           1,380              91
  Schneider Electric S.A.                            179              10
  Silic                                               30               4
  Simco S.A.                                         100               6
  Societe BIC Corp.                                  128               5
  Societe Fonciere Lyonnaise                         200               5
  Societe Generale                                   250              15
  Sodexho Alliance S.A.                              216              10
  Sophia S.A.                                        225               6
  STMicroelectronics N.V.                            401              14
  Suez                                             1,255              40
  Thales S.A.                                        286              10
  TotalFinaElf S.A., Class B                       1,722             241
  Unibail                                            390              21
  Usinor S.A.                                        503               5
  Vivendi Universal S.A.                           1,339              78
---------------------------------------------------------------------------
                                                                   1,255
===========================================================================
GERMANY (4.4%)
  Allianze AG                                        250              73
  BASF AG                                            450              18
  Bayer AG                                           650              25
  Bayerische Hypo- und Verinsbank AG                 300              15
  Beiersdorf AG                                      300              31
  Continental AG                                     100               1
  DaimlerChrysler AG                                 650              30
  Deutsche Bank AG                                   400              29
  Deutsche Lufthansa AG                              200               3
  Deutsche Telekom AG                              2,650              60
  Douglas Holding AG                                 100               3
  Dresdner Bank AG                                   350              16
  E.On AG                                          1,430              74
  EM.TV & Merchandising AG                            50(a)           -- @
  Fresenius Medical Care AG                          100               7
  Gehe AG                                             50               2
  Heidelberger Zement AG                             117               5
  IVG Holding AG                                     549               7
  Kamps AG                                           100               1
  KarstadtQuelle AG                                  100               3
  Linde AG                                           150               6
  MAN AG                                             100               2
  Merck KGaA                                         150               5
  Metro AG                                           450              17
  Muenchener Rueckversicherungs AG
  (Registered)                                       250              70
  Preussag AG                                        200               6
  RWE AG                                           1,150              46
  SAP AG                                             250              35
  Schering AG                                        250              13
  Siemens AG                                         850              52
  Thyssen Krupp AG                                   400               5
  Volkswagen AG                                      200               9
  WCM Beteiligungs-und Grundbesitz AG                 67               1
---------------------------------------------------------------------------
                                                                     670
===========================================================================
IRELAND (0.1%)
  CRH plc                                            166               2
  Green Property plc                               1,483              10
  Jefferson Smurfit Group plc                        380               1
  Kerry Group plc, Class A                           144               2
---------------------------------------------------------------------------
                                                                      15
===========================================================================
ITALY (2.3%)
  Assicurazioni Generali S.p.A.                    1,242              37
  Autogrill S.p.A.                                   294               3
  Banca di Roma S.p.A.                               442               1
  Banca Popolare di Milano                           151               1
  Benetton Group S.p.A.                              250               3
  Enel S.p.A.                                     14,534              44
  ENI S.p.A.                                       7,910              97
  Fiat S.p.A.                                        234               5
  IntesaBCI S.p.A                                  2,915              10
  Italcementi S.p.A.                                  88               1
  Italgas S.p.A.                                     500               4
  Mediaset S.p.A.                                  2,000              17
  Mediobanca S.p.A.                                  255               3
  Parmalat Finanziaria S.p.A.                        884               2
  Pirelli S.p.A.                                   2,440               7
  R.A.S. S.p.A.                                      581               7
  San Paolo-IMI S.p.A.                               831              11
  Snia S.p.A.                                        549               1
  Telecom Italia Mobile S.p.A.                     9,996              51
  Telecom Italia S.p.A.                            3,769              34
  Telecom Italia S.p.A. (RNC)                        229               1
  UniCredito Italiano S.p.A.                       2,867              12
---------------------------------------------------------------------------
                                                                     352
===========================================================================
JAPAN (18.3%)
  Acom Co., Ltd.                                     200              18
  Advantest Corp.                                    100               9
  Ajinomoto Co., Inc.                              2,000              21
  Amada Co., Ltd.                                  1,000(a)            5
  Asahi Breweries Ltd.                             1,000              11
  Asahi Glass Co., Ltd.                            4,000              33
  Asahi Kasei Corp.                                2,000               8
  Asatsu-DK, Inc.                                    100               2
  Benesse Corp.                                      300               9
  Bridgestone Corp.                                1,000              11
  Canon, Inc.                                      1,000              40
  Central Japan Railway Co.                            4              25
  Chugai Pharmaceutical Ltd.                       1,000              15

    The accompanying notes are an integral part of the financial statements.


                                                                   VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
Japan (cont.)
  Chuo Mitsui Trust & Banking Co., Ltd.            3,000(a)      $     5
  Citizen Watch Co., Ltd.                          1,000(a)            6
  Credit Saison Co., Ltd.                            100(a)            2
  Dai Nippon Printing Co., Ltd.                    1,000              12
  Daito Trust Construction Co.                       400(a)            7
  Daiwa House Industry Co., Ltd.                   2,000              16
  Daiwa Securities Group, Inc.                     2,000              21
  Denki Kagaku Kogyo KK                            1,000(a)            3
  Denso Co., Ltd.                                  1,000              19
  East Japan Railway Co.                              10              58
  Fanuc Ltd.                                       1,000              50
  Fuji Photo Film Ltd.                             1,000              43
  Fuji Soft ABC, Inc.                                100(a)            6
  Fujikura Ltd.                                    1,000(a)            6
  Fujitsu Ltd.                                     3,000              32
  Furukawa Electric Co.                            1,000(a)            8
  Hitachi Ltd.                                     5,000              49
  Honda Motor Co., Ltd.                            1,000              44
  Hoya Corp.                                         100(a)            6
  Ishihara Sangyo Kaisha Ltd.                      1,000(a)            2
  Ishikawajima-Harima Heavy Industries
  Co., Ltd.                                        1,000               3
  Ito- Yokado Co., Ltd.                            1,000              46
  Itochu Corp.                                     3,000(a)           12
  Japan Airlines Co., Ltd.                         1,000               3
  Japan Energy Corp.                               1,000(a)            2
  Japan Tobacco, Inc.                                  2              14
  Jusco Co., Ltd.                                  1,000              22
  Kadokawa Shoten Publishing Co., Ltd.               200               3
  Kajima Corp.                                    11,000              28
  Kansai Electric Power Co., Ltd.                  2,300              39
  Kao Corp.                                        1,000              25
  Kawasaki Heavy Industries, Ltd.                  1,000(a)            2
  Kawasaki Steel Corp.                             3,000               4
  Kinki Nippon Railway Co., Ltd.                  14,000              56
  Kirin Brewery Co., Ltd.                          3,000              26
  Komatsu, Ltd.                                    1,000(a)            5
  Konami Corp.                                       200(a)            9
  Kubota Corp.                                     1,000(a)            4
  Kuraray Co., Ltd.                                1,000(a)            7
  Kyocera Corp.                                      300              26
  Kyowa Hakko Kogyo                                1,000(a)            7
  Marubeni Corp.                                   2,000(a)            4
  Marui Co., Ltd.                                  1,000              14
  Matsushita Electric Industrial Co., Ltd.         3,000              47
  Meitec                                             100(a)            3
  Mitsubishi Chemical Corp.                        5,000              13
  Mitsubishi Corp.                                 2,000              16
  Mitsubishi Electric Corp.                        5,000              25
  Mitsubishi Estate Co., Ltd.                      3,000              28
  Mitsubishi Heavy Industries Ltd.                13,000              59
  Mitsubishi Materials Corp.                       2,000(a)            4
  Mitsubishi Paper Mills                           1,000(a)            2
  Mitsui & Co., Ltd.                               3,000              20
  Mitsui Fudosan                                   1,000(a)           11
  Mitsui Marine & Fire Insurance                   2,000(a)           10
  Mitsui Mining & Smelting Co., Ltd.               1,000(a)            4
  Mitsukoshi                                       1,000(a)            4
  Murata Manufacturing Co., Ltd.                     400(a)           27
  NEC Corp.                                        3,000              41
  NGK Insulators                                   1,000(a)            9
  Nichiei Co., Ltd.                                  100(a)            1
  Nidec Corp.                                        100(a)            5
  Nikon Corp.                                      1,000(a)           10
  Nintendo Corp., Ltd.                               200              36
  Nippon Express Co., Ltd.                         4,000              18
  Nippon Mitsubishi Oil Corp.                      5,000              28
  Nippon Sheet Glass Co., Ltd.                     1,000(a)            6
  Nippon Steel Corp.                              16,000              24
  Nippon Suisan Kaisha Ltd.                        1,000(a)            2
  Nippon Telegraph & Telephone Corp.                  21             109
  Nippon Unipac Holding                                2(a)           11
  Nippon Yusen Kabushiki Kaisha                    2,000(a)            8
  Nissan Motors Co., Ltd.                          7,000              48
  Nisshinbo Industries                             1,000(a)            5
  Nissin Food Products Co., Ltd.                     100               2
  Nitto Denko Corp.                                  300(a)            9
  Nomura Securities Co., Ltd.                      3,000              58
  NSK Ltd.                                         2,000(a)            9
  NTN Corp.                                        1,000(a)            3
  Obayashi Corp.                                   1,000               4
  Oji Paper Co., Ltd.                              4,000              20
  Omron                                            1,000(a)           18
  Orient Corp.                                     1,000(a)            2
  Oriental Land Co., Ltd.                            100(a)            7
  Orix Corp.                                         100(a)           10
  Osaka Gas Co., Ltd.                              6,000              19
  Promise Co., Ltd.                                  200              17
  Rohm Co., Ltd.                                     200              31
  Sankyo Co., Ltd.                                 1,000              18
  Sanrio Co., Ltd.                                   100(a)            1
  Sanyo Electric Co., Ltd.                         4,000              25
  Secom Co., Ltd.                                    500(a)           28
  Sega Corp.                                         100(a)            2
  Seiyu Ltd.                                       1,000               3
  Sekisui House Co., Ltd.                          2,000              17
  Sharp Corp.                                      2,000              27
  Shin-Etsu Chemical Co., Ltd.                     1,000(a)           37
  Shiseido Co., Ltd.                               1,000(a)            9
  Showa Denko KK                                   1,000(a)            1
  Showa Shell Sekiyu KK                            1,000               6
  SMC Corp.                                          100(a)           11
  Softbank Corp.                                     600              20
  Sony Corp.                                       1,700             112
  Sumitomo Chemical Co., Ltd.                      3,000              14
  Sumitomo Corp.                                   1,000               7
  Sumitomo Electric Industries Ltd.                1,000              11
  Sumitomo Marine & Fire Insurance Co.             1,000(a)            6
  Sumitomo Metal Industries Ltd.                   3,000(a)            2
  Sumitomo Metal Mining Co., Ltd.                  1,000               5
  Taisho Pharmaceutical Co., Ltd.                  1,000              19
  Takeda Chemical Industries Ltd.                  1,000              47
  Takefuji Corp.                                     200              18
  Teijin Ltd.                                      1,000               6
  Terumo Corp.                                       200(a)            4


    The accompanying notes are an integral part of the financial statements.


                                                                   VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
Japan (cont.)
  TIS, Inc.                                          100(a)      $     4
  Toho Co., Ltd.                                     100              12
  Tohoku Electric Power Co., Ltd.                  3,300              54
  Tokio Marine & Fire Insurance Co., Ltd.          1,000               9
  Tokyo Electric Power Co., Inc.                   3,300              85
  Tokyo Electron Ltd.                                200(a)           12
  Tokyo Gas Co.                                    3,000               9
  Tokyu Corp.                                      1,000(a)            5
  Toray Industries, Inc.                           1,000               4
  Toshiba Corp.                                    5,000              26
  Tosoh Corp.                                      1,000(a)            3
  Toto Ltd.                                        1,000(a)            7
  Toyota Motor Corp.                               6,400             225
  Ube Industries Ltd.                              2,000(a)            4
  World Co., Ltd.                                    100(a)            3
  Yamanouchi Pharmaceutical Co.                    1,000              28
---------------------------------------------------------------------------
                                                                   2,752
===========================================================================
NETHERLANDS (5.3%)
  ABN AMRO Holdings N.V.                             919              17
  Aegon N.V.                                       1,249              35
  Akzo Nobel N.V.                                    240              10
  ASML Holding N.V.                                  133(a)            3
  Buhrmann N.V.                                      133               1
  Corio N.V.                                         216               5
  Elsevier N.V.                                    1,056              13
  Eurocommercial Properties N.V.                     200               3
  Getronics N.V.                                     216               1
  Hagemeyer N.V.                                     176               4
  Heineken N.V.                                    1,512(a)           61
  ING Groep N.V.                                     844              55
  Koninklijke (Royal) KPN N.V.                       693               4
  Koninklijke (Royal) Philips Electronics          2,046              54
  N.V.
  Koninklijke Ahold N.V.                           1,053              33
  Oce N.V.                                            19              -- @
  Rodamco Europe N.V.                                230               9
  Royal Dutch Petroleum Co.                        4,976             286
  TNT Post Group N.V.                                775              16
  Uni-Invest N.V.                                    200               2
  Unilever N.V.                                    2,766             166
  Vedior N.V.                                        162               2
  Wolters Kluwer N.V.                                455              12
---------------------------------------------------------------------------
                                                                     792
===========================================================================
NEW ZEALAND (0.0%)
  Carter Holt Harvey Ltd.                          1,262               1
===========================================================================
NORWAY (0.0%)
  Orkla ASA, Class A                                 200               4
===========================================================================
PORTUGAL (0.4%)
  Banco Comercial Portugues S.A.                     700               2
  Electricidade de Portugal S.A.                  11,224              27
  Portugal Telecom S.A.                            4,146              29
---------------------------------------------------------------------------
                                                                      58
---------------------------------------------------------------------------
SINGAPORE (0.6%)
  Capitaland Ltd.                                  2,000               3
  City Developments Ltd.                           1,000               4
  Creative Technology Ltd.                            50              -- @
  DBS Group Holdings Ltd.                          2,000              15
  Fraser & Neave Ltd.                              1,000               4
  Hotel Properties Ltd.                            1,000               1
  Keppel Corp., Ltd.                               1,000               2
  Neptune Orient Lines Ltd.                        1,000(a)            1
  Oversea-Chinese Banking Corp., Ltd.              2,200              14
  Parkway Holdings Ltd.                            2,000               1
  Sembcorp Industries Ltd.                         3,000               3
  Singapore Airlines Ltd.                          2,000              14
  Singapore Press Holdings Ltd.                    1,000              11
  Singapore Technologies Engineering Ltd.          5,000               7
  Singapore Telecommunications Ltd.                4,900               5
  United Industrial Corp., Ltd.                    2,000               1
  United Overseas Bank Ltd.                        1,168               7
  United Overseas Land Ltd.                        1,000               1
---------------------------------------------------------------------------
                                                                      94
===========================================================================
SPAIN (2.0%)
  Acerinox S.A.                                       47               1
  Actividades de Construccion y Servicios, S.A.      125               3
  Aguas de Barcelona S.A.                            318               4
  Altadis S.A.                                       386               6
  Autopistas Concesionaria Espanola                  464               4
  Banco Bilbao Vizcaya Argentaria S.A.             3,103              40
  Banco Santander Central Hispano S.A.             3,120              28
  Corporacion Mapfre S.A.                            105               2
  Ebro Puleva S.A.                                   184               2
  Endesa                                           2,033              33
  Fomento de Construcciones y Contratas S.A.         182               3
  Gas Natural SDG S.A.                               842              14
  Grupo Dragados S.A.                                292               4
  Iberdrola S.A.                                   1,682              22
  Inmobiliaria Colonial S.A.                         675               8
  Metrovacesa S.A.                                   880              13
  Repsol YPF S.A.                                  2,437              40
  Telefonica S.A.                                  3,653              45
  TelePizza S.A.                                     700(a)            1
  Union Fenosa S.A.                                  502               9
  Vallehermoso S.A.                                1,989              13
---------------------------------------------------------------------------
                                                                     295
===========================================================================
SWEDEN (1.1%)
  AssiDoman AB                                        86               2
  Atlas Copco AB, Class A                            100               2
  Atlas Copco AB, Class B                            100               2
  Castellum AB                                       620               6
  Drott AB, Class B                                  400               4
  Electrolux AB, Series B                            400               6
  Ericsson AB                                      6,200              34
  Hennes & Mauritz AB, Class B                     1,200              21
  JM AB, Class B                                     400               9
  Nordea AB                                          500               3
  Nordea AB, ADR                                     462               3
  OM AB                                              100               1
  S.K.F. AB, Class B                                 100               2
  Sandvik AB                                         400               8
  SCA AB, Class B                                    250               5
  Securitas AB, Class B                              500               9
  Skandia Forsakrings AB                           1,400              13
  Skandinaviska Enskilda Banken, Class A             300               3

    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
Sweden (cont.)
  Skanska AB, Class B                                400         $     4
  SSAB, Series A                                     100               1
  Svenska Handelsbanken, Class A                     400               6
  Swedish Match AB                                   500               2
  Telia AB                                           950               5
  Trelleborg AB, Class B                             200               2
  Volvo AB, Class A                                  100               1
  Volvo AB, Class B                                  300               4
  Wihlborgs Fastigheter AB, Class B                1,700               2
  WM- Data AB, Class B                               500               1
---------------------------------------------------------------------------
                                                                     161
===========================================================================
SWITZERLAND (6.5%)
  ABB Ltd.                                           988              15
  Adecco S.A.                                        300              14
  Credit Suisse Group (Registered)                   150(a)           25
  Givaudan (Registered)                               14               4
  Holcim Ltd.                                          5              -- @
  Holcim Ltd., Class B                                25               5
  Nestle S.A. (Registered)                         1,930             410
  Novartis AG (Registered)                         6,120             222
  Roche Holding AG                                 1,600             115
  Roche Holding AG (Bearer)                          500              41
  Swatch Group AG                                     10(a)           10
  Swiss Re (Registered)                               15              30
  Swisscom AG (Registered)                            93              22
  Syngenta AG                                         76(a)            4
  UBS AG (Registered)                                251              36
  Zurich Financial Services AG                        82              28
---------------------------------------------------------------------------
                                                                     981
===========================================================================
UNITED KINGDOM (21.4%)
  3i Group plc                                       888              13
  Abbey National plc                               1,476              26
  Amvescap plc                                       844              15
  ARM Holdings plc                                 1,272(a)            5
  AstraZeneca plc                                  4,276             200
  BAA plc                                          2,403              22
  BAE Systems plc                                  6,270              30
  Barclays plc                                     1,908              59
  Bass plc                                         2,469              26
  BG Group plc                                     8,182              32
  Blue Circle Industries plc                         286               2
  BOC Group plc                                      885              13
  Boots Co. plc                                    1,687              14
  BP plc                                          62,606             515
  British Airways plc                              3,287              16
  British American Tobacco plc                     7,389              56
  British Land Co. plc                             3,340              23
  British Sky Broadcasting plc                     2,534(a)           24
  British Telecommunications plc                  17,826             112
  Bunzl plc                                          154               1
  Cadbury Schweppes plc                            6,420              43
  Canary Wharf Finance plc                         1,017(a)            8
  Capita Group plc                                 2,015              13
  Carlton Communications plc                         846               4
  Centrica plc                                     7,781              25
  CGNU plc                                         3,574              50
  Chelsfield plc                                   1,821               9
  Compass Group plc                                4,834(a)           39
  Corus Group plc                                  1,354               1
  Diageo plc                                      11,313             124
  Dixons Group plc                                 3,763              12
  EMI Group plc                                    1,081               6
  GKN plc                                          1,451              14
  GlaxoSmithKline plc                             18,466             520
  Granada plc                                      3,794               8
  Grantchester Holdings plc                          961               3
  Great Portland Estates plc                       1,342               5
  Great Universal Stores plc                       2,425              21
  Halifax Group plc                                2,412              28
  Hammerson plc                                      970               7
  Hanson plc                                         443               3
  Hays plc                                         3,840              10
  Hilton Group plc                                 4,681              16
  HSBC Holdings plc                                9,713             115
  Imperial Chemical Industries plc                   850               5
  International Power plc                          1,648(a)            7
  Invensys plc                                     9,234              18
  Johnson Matthey plc                                 69               1
  Kingfisher plc                                   2,896              16
  Land Securities plc                              2,378              29
  Lattice Group plc                                8,182              18
  Legal & General Group plc                        8,886              20
  Lloyds TSB Group plc                             5,519              55
  Logica plc                                         582               7
  Marconi plc                                      3,705              13
  Marks & Spencer plc                              6,232              23
  Misys plc                                        1,063               8
  National Grid Group plc                          3,081              23
  Nycomed Amersham plc                             1,444              11
  P&O Princess Cruises plc                         1,306               7
  Pearson plc                                      1,094              18
  Peninsular & Oriental Steam
    Navigation Co. (The)                           1,306               5
  Prudential Corp. plc                             2,905              35
  Psion plc                                          247              -- @
  Railtrack Group plc                              1,001               5
  Reed International plc                           1,729              15
  Rentokil Initial plc                             4,231              14
  Reuters Group plc                                1,959              26
  Rexam plc                                          165               1
  Rio Tinto plc                                    1,201              21
  RMC Group plc                                      105               1
  Royal Bank of Scotland Group plc                 2,613              58
  Sage Group plc (The)                             1,952               7
  Sainsbury (J) plc                                3,950              25
  Schroders plc                                      463               5
  ScottishPower plc                                3,837              28
  Slough Estates plc                               1,910               9
  Smith & Nephew plc                               1,204               6
  SSL International plc                               48              -- @
  Tate & Lyle plc                                    752               3
  Tesco plc                                       14,482              52
  Unilever plc                                     9,535              81
  United Utilities plc                             1,573              15

    The accompanying notes are an integral part of the financial statements.

                                                                   VALUE
                                                  SHARES           (000)
---------------------------------------------------------------------------
United Kingdom (cont.)
  Vodafone Group plc                             102,983         $   228
  WPP Group plc                                    1,541              15
---------------------------------------------------------------------------
                                                                   3,222
===========================================================================
  TOTAL COMMON STOCKS (COST $13,247)                              11,401
===========================================================================
PREFERRED STOCKS (0.4%)
AUSTRALIA (0.2%)
  News Corp., Ltd.                                 3,957              31
===========================================================================
GERMANY (0.2%)
  SAP AG                                             150              21
  Volkswagen AG                                       50               1
---------------------------------------------------------------------------
                                                                      22
===========================================================================
  TOTAL PREFERRED STOCKS (COST $54)                                   53
===========================================================================

                                                   NO.OF
                                                  RIGHTS
---------------------------------------------------------------------------
RIGHTS (0.0%)
PORTUGAL (0.0%)
  Portugal Telecom S.A.
  (COST $--@)                                      4,146(a)            1
===========================================================================

                                                   NO.OF
                                                WARRANTS
---------------------------------------------------------------------------
WARRANTS (0.0%)
FRANCE (0.0%)
  Simco S.A., expiring 10/31/03
  (COST $--@)                                         30(a)           --@
===========================================================================

                                                    FACE
                                                  AMOUNT
                                                   (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (20.1%)
REPURCHASE AGREEMENT (20.1%)
  J.P. Morgan Securities Inc., 3.70%, dated
    06/29/01, due 07/02/01
  (COST $3,029)                                  $ 3,029(b)        3,029
===========================================================================

FOREIGN CURRENCY (0.3%)
  Australian Dollar                          AUD       1               1
  British Pound                              GBP      17              24
  Euro                                       EUR       6               5
  Hong Kong Dollar                           HKD      22               3
  Japanese Yen                               JPY     583               5
  Norwegian Krone                            NOK       1               -- @
  Singapore Dollar                           SGD       2               1
  Swedish Krona                              SEK      43               4
  Swiss Franc                                CHF      15               8
---------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $49)                                     51
===========================================================================
TOTAL INVESTMENTS (96.5%) (COST $16,379)                          14,535
===========================================================================

                                                  AMOUNT           VALUE
                                                   (000)           (000)
---------------------------------------------------------------------------
OTHER ASSETS (4.2%)
  Cash                                           $     7
  Due from Broker                                    573
  Receivable for Portfolio Shares Sold                23
  Dividends Receivable                                21
  Foreign Withholding Tax Reclaim
    Receivable                                        11
  Interest Receivable                                  1         $   636
===========================================================================
LIABILITIES (-0.7%)
  Shareholder Reporting Expense Payable              (35)
  Custodian Fees Payable                             (25)
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                      (17)
  Professional Fees Payable                          (10)
  Payable for Investments Purchased                   (8)
  Administrative Fees Payable                         (5)
  Investment Advisory Fees Payable                    (2)
  Payable for Portfolio Shares Redeemed               (1)           (103)
===========================================================================
NET ASSETS (100%)                                                $15,068
===========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 1,787,472 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                         $  8.43
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                  $17,585
Undistributed Net Investment Income                                  115
Accumulated Net Realized Loss                                       (743)
Unrealized Depreciation on Investments,
Foreign Currency Translations and Futures                         (1,889)
---------------------------------------------------------------------------
NET ASSETS                                                       $15,068
===========================================================================

(a) -- Non-income producing security

(b) -- The repurchase agreement is fully collateralized by U.S.
       government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
 @  -- Value is less than $500.
ADR -- American Depositary Receipt
RNC -- Non Convertible Savings Shares

===========================================================================
JUNE 30, 2001 EXCHANGE RATES:
---------------------------------------------------------------------------
AUD     Australian Dollar                1.954= U.S.        $1.00
GBP     British Pound                    0.707= U.S.        $1.00
EUR     Euro                             1.178= U.S.        $1.00
HKD     Hong Kong Dollar                 7.800= U.S.        $1.00
JPY     Japanese Yen                   124.650= U.S.        $1.00
NOK     Norwegian Krone                  9.325= U.S.        $1.00
SGD     Singapore Dollar                 1.823= U.S.        $1.00
SEK     Swedish Krona                   10.849= U.S.        $1.00
CHF     Swiss Franc                      1.792= U.S.        $1.00

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

      CURRENCY                                 IN                     NET
            TO                           EXCHANGE              UNREALIZED
       DELIVER  VALUE   SETTLEMENT            FOR      VALUE   GAIN (LOSS)
         (000)  (000)         DATE          (000)      (000)         (000)
---------------------------------------------------------------------------
EUR        387 $  327      9/04/01  U.S.$     327    $   327       $  --
EUR         21     18      9/12/01  U.S.$      18         18          --
EUR      1,180    998      9/12/01  U.S.$   1,006      1,006           8
EUR        162    137      9/12/01  U.S.$     138        138           1
EUR         29     25      9/12/01  U.S.$      25         25          --
EUR          6      5      9/12/01  U.S.$       5          5          --
JPY     48,931    395      9/12/01  U.S.$     405        405          10
JPY     25,950    210      9/12/01  U.S.$     215        215           5
JPY     65,082    524      9/27/01  U.S.$     527        527           3
GBP        591    830      9/12/01  U.S.$     825        825          (5)
U.S.$      331    331      9/27/01  EUR       387        327          (4)
U.S.$      890    890      9/04/01  EUR     1,041        880         (10)
U.S.$      416    416      9/12/01  EUR       487        412          (4)
U.S.$      353    353      9/12/01  EUR       415        351          (2)
U.S.$      156    156      9/12/01  EUR       183        155          (1)
U.S.$    1,076  1,076      9/12/01  EUR     1,254      1,060         (16)
U.S.$        8      8      7/03/01  JPY     1,017          8          --
U.S.$       23     23      9/12/01  JPY     2,775         22          (1)
U.S.$        1      1      9/12/01  JPY       179          1          --
U.S.$       80     80      9/12/01  JPY     9,680         78          (2)
U.S.$      492    492      9/12/01  JPY    59,514        481         (11)
U.S.$      224    224      9/27/01  JPY    27,606        223          (1)
U.S.$      415    415      9/12/01  GBP       300        422           7
U.S.$      343    343      9/12/01  GBP       248        348           5
U.S.$       60     60      9/12/01  GBP        43         61           1
               ------                                -------   ---------
               $8,337                                $ 8,320       $ (17)
               ======                                =======   =========
===========================================================================

FUTURES CONTRACTS:
  At June 30, 2001, the following futures contracts were open:

                                                                      NET
                    NUMBER       NOTIONAL                      UNREALIZED
                        OF          VALUE   EXPIRATION        GAIN (LOSS)
                 CONTRACTS          (000)         DATE              (000)
---------------------------------------------------------------------------
LONG:
CAC 40 Index
 (France)                8       $   360        Sep-01           $     1
DAX Index
 (Germany)               2           261        Sep-01                (2)
DJ Euro Stoxx 50
 (Germany)              20           731        Sep-01               (11)
Hang Seng Index
 (Hong Kong)             1            84        Jul-01                (1)
IBEX Plus Index
 (Spain)                 2           151        Jul-01               (11)
MIB 30 Index
 (Italy)                 1           160        Sep-01                (4)
Nikkei 300 Index
 (Japan)                24           514        Sep-01               (11)
---------------------------------------------------------------------------
                                                                     (39)
SHORT:
 Topix Index
   (Japan)               5           538        Sep-01                10
---------------------------------------------------------------------------
                                                                 $   (29)
===========================================================================


                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2001
                                                                 PERCENT
                                                 VALUE            OF NET
INDUSTRY                                         (000)            ASSETS
------------------------------------------------------------------------
Aerospace & Defense                          $      48               0.3%
Air Frieght & Couriers                              16               0.1
Airlines                                            44               0.3
Auto Components                                     49               0.3
Automobiles                                        369               2.4
Banks                                              827               5.5
Beverages                                          257               1.7
Building Products                                   60               0.4
Chemicals                                          193               1.3
Commercial Services & Supplies                     138               0.9
Communications Equipment                           120               0.8
Computers & Peripherals                             99               0.7
Construction & Engineering                          56               0.4
Construction Materials                              48               0.3
Containers & Packaging                              39               0.3
Distributors                                         8               0.1
Diversified Financials                             265               1.7
Diversified Telecommunication
Services                                           523               3.5
Electric Utilities                                 463               3.1
Electrical Equipment                               100               0.7
Electronic Equipment & Instruments                 132               0.9
Energy Equipment & Services                          5               0.0
Food & Drug Retailing                              249               1.6
Food Products                                      841               5.6
Gas Utilities                                      106               0.7
Health Care Equipment & Supplies                    25               0.2
Health Care Providers & Services                    13               0.1
Hotels Restaurants & Leisure                        96               0.6
Household Durables                                 343               2.3
Household Products                                  25               0.2
Industrial Conglomerates                           114               0.8
Insurance                                          503               3.3
Internet & Catalog Retail                           21               0.1
Internet Software & Services                        20               0.1
IT Consulting & Services                            25               0.2
Leisure Equipment & Products                        43               0.3
Machinery                                          207               1.4
Marine                                              14               0.1
Media                                              349               2.3
Metals & Mining                                    141               0.9
Multi-Utilities                                    101               0.7
Multiline-Retail                                   179               1.2
Office Electronics                                  41               0.3
Oil & Gas                                        1,253               8.3
Paper & Forest Products                             16               0.2
Personal Products                                  121               0.8
Pharmaceuticals                                  1,465               9.7
Real Estate                                        341               2.3
Road & Rail                                        167               1.1
Semiconductor Equipment &
Products                                            83               0.6
Software                                           108               0.7
Specialty Retail                                    36               0.2
Textiles & Apparel                                  67               0.4
Tobacco                                             80               0.5
Trade Companies & Distributors                      66               0.4
Transportation Infrastructure                       27               0.2
Water Utilities                                      4               0.0
Wireless Telecommunication
Services                                           306               2.0
Other                                            3,080              20.4
---------------------------------------------------------------------------
                                              $ 14,535              96.5%
===========================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
FINANCIAL STATEMENTS

                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2001
                                                              (UNAUDITED)
STATEMENT OF OPERATIONS                                          (000)
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of $17 foreign taxes withheld)                  $   135
  Interest                                                            71
---------------------------------------------------------------------------
Total Income                                                         206
---------------------------------------------------------------------------
EXPENSES:
 Investment Advisory Fees                                             56
 Less: Fees Waived                                                   (56)
                                                                   --------
 Net Investment Advisory Fees                                         --
 Custodian Fees                                                       32
 Administrative Fees                                                  20
 Shareholder Reporting                                                18
 Professional Fees                                                    11
 Miscellaneous Expenses                                                6
 Expenses Reimbursed by Adviser                                       (5)
---------------------------------------------------------------------------
   Net Expenses                                                       82
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                124
---------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments Sold                                                   (399)
 Foreign Currency Transactions                                        16
 Futures Contracts                                                  (189)
---------------------------------------------------------------------------
   Net Realized Loss                                                (572)
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                      (1,413)
 Foreign Currency Translations                                       (61)
 Futures Contracts                                                    25
---------------------------------------------------------------------------
   Change in Unrealized Appreciation/Depreciation                 (1,449)
---------------------------------------------------------------------------
 NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION                                                     (2,021)
---------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,897)
===========================================================================

                                                           SIX MONTHS ENDED
                                                             JUNE 30, 2001           YEAR ENDED
STATEMENTS OF CHANGES IN NET ASSETS                           (UNAUDITED)        DECEMBER 31, 2000
                                                                (000)                   (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income                                           $      124             $     133
 Net Realized Gain (Loss)                                              (572)                  139
 Change in Unrealized Appreciation/Depreciation                      (1,449)               (2,123)
---------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                (1,897)               (1,851)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                   --                   (30)
 In Excess of Net Investment Income                                      --                    (9)
 Net Realized Gain                                                       --                  (343)
 In Excess of Net Realized Gain                                          --                  (163)
---------------------------------------------------------------------------------------------------
 Total Distributions                                                     --                  (545)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
 Subscriptions                                                       27,239                  9,378
 Distributions Reinvested                                                --                    140
 Redemptions                                                        (23,973)                (5,739)
---------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Capital Share
 Transactions                                                         3,266                  3,779
---------------------------------------------------------------------------------------------------
 Total Increase in Net Assets                                         1,369                  1,383
NET ASSETS:
 Beginning of Period                                                 13,699                 12,316
 End of Period (including undistributed (distributions in excess
   of) net investment income of $115 and $(9), respectively)     $   15,068             $   13,699
===================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
   Shares Subscribed                                                  3,062                    872
   Shares Issued on Distributions Reinvested                             --                     14
   Shares Redeemed                                                   (2,687)                  (524)
---------------------------------------------------------------------------------------------------
   Net Increase in Capital Shares Outstanding                           375                    362
===================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                             SIX MONTHS ENDED                                PERIOD FROM
                                             JUNE 30, 2001          YEAR ENDED        SEPTEMBER 20, 1999*
                                             (UNAUDITED)         DECEMBER 31, 2000  TO DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   9.70           $  11.74          $   10.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.07               0.10               0.02
  Net Realized and Unrealized Gain (Loss)       (1.34)             (1.73)              1.75
----------------------------------------------------------------------------------------------------
    Total from Investment Operations            (1.27)             (1.63)              1.77
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            --              (0.02)             (0.03)
  In Excess of Net Investment Income               --              (0.01)             (0.00)+
  Net Realized Gain                                --              (0.25)                --
  In Excess of Net Realized Gain                   --              (0.13)                --
----------------------------------------------------------------------------------------------------
     Total Distributions                           --              (0.41)             (0.03)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   8.43           $   9.70          $   11.74
====================================================================================================
TOTAL RETURN                                   (13.09)%           (13.98)%            17.74%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $ 15,068           $ 13,699          $  12,316
Ratio of Expenses to Average Net Assets          1.15%**            1.15%              1.15%**
Ratio of Net Investment Income to Average
Net Assets                                       1.75%**            1.03%              0.82%**
Portfolio Turnover Rate                            19%                65%                19%
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
During the Period:
  Per Share Benefit to Net Investment Income $   0.03           $   0.08          $    0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 2.01%**            2.06%              2.63%**
  Net Investment Income (Loss) to Average Net
  Assets                                         0.89%**            0.14%             (0.66)%**
------------------------------------------------------------------------------------------------------

 *  Commencement of operations
 ** Annualized
 + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ACTIVE INTERNATIONAL ALLOATION PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weight-ings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

    Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

    Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                 FROM
                                     FIRST       $500
                                     $500     MILLION TO     MORE THAN
PORTFOLIO                           MILLION   $1 BILLION    $1 BILLION
---------                           -------   ----------    ----------
Active International Allocation     0.80%      0.75%         0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                               NET
          COST         APPRECIATION     DEPRECIATION      DEPRECIATION
         (000)            (000)            (000)             (000)
          ----         ------------     ------------      ------------
      $16,330             $390           $(2,236)          $(1,846)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,336,000 and $2,068,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $58,000.

At June 30, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)


DIRECTORS

Barton M.Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D.Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E.Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E.Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A.LEVIN & Co., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW


INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899


DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER



CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103


INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

[LOGO OF MORGAN STANLEY INVESTMENT MANAGEMENT]

EQUITY GROWTH PORTFOLIO

JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

----------------------------------------
Pharmaceuticals                    14.3%
Industrial Conglomerates           13.2
Diversified Financials              8.7
Software                            7.6
Media                               6.7
Other                              49.5
----------------------------------------

TOP FIVE HOLDINGS

                                                PERCENT OF
SECURITY                     INDUSTRY           NET ASSETS
--------                     --------           ----------
Tyco International Ltd.      Industrial
                               Conglomerates        7.2%
General Electric Co.         Industrial
                               Conglomerates        6.1
Pfizer, Inc.                 Pharmaceuticals        4.9
Freddie Mac                  Diversified
                               Financials           4.3
Microsoft, Inc.              Software               4.0

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                     TOTAL RETURNS(2)
                         --------------------------------------
                                     ONE       AVERAGE ANNUAL
                         YTD        YEAR     SINCE INCEPTION(3)
                         ---        ----     ------------------
PORTFOLIO               -10.80%     -26.01%         13.15%
INDEX(1)                 -6.69      -14.83          13.54

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3) Commenced operations on January 2, 1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the six months ended June 30, 2001, the Portfolio had a total return of -10.80% compared to -6.69% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 2001, the Portfolio had a total return of -26.01% compared to -14.83% for the Index. For the period from inception on January 2, 1997 through June 30, 2001, the Portfolio had an average annual total return of 13.15% compared to 13.54% for the Index.

MARKET REVIEW

The first half of 2001 has been mixed for equity investors. January and April were the only positive months for growth, led by sharp advances in technology, as measured by the Russell 1000 Growth Index. Within large cap, value outperformed growth, with the Russell 1000 Value Index declining 1.26% while the Russell 1000 Growth Index declined 14.24%. The Fed cut interest rates a total of six times and 275 basis points year-to-date. Six interest cuts are fairly unusual, having occurred only four times since World War II. The economic data has been mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased.

The three sectors in the Portfolio most overweight versus the Index were industrials, information technology and health care. Industrials, which averaged 20%, compared to an 11% average for the Index, included strong results from General Electric and General Dynamics. Tyco, which remained our largest holding, had a tough first quarter, then performed strongly in the second quarter on favorable results. We continue to believe in the long-term prospects for this well-managed company.

We actively managed our technology exposure, which averaged 25%, compared to 20% for the Index, but well below 29% for the Russell 1000 Growth Index. While we have maintained a modest overweight throughout the period we increased exposure going into the April rally and cut back in May. Stock selection year-to-date has lagged the Index sector, a result of first quarter deterioration. Stock selection outperformed in the second quarter. We favored companies, which in our view are more stable, and eliminated several smaller, higher beta farm team positions. Within technology, at this time we want to primarily own companies that have the market dominance and the financial ability to survive and benefit from an upturn, when it occurs.

We maintained our overweight in health care where we have favored the stable earnings growth properties of the large pharmaceuticals and have been surprised that the stocks have not performed better in this difficult period. Valuations have come down for the group and we will likely be buyers on weakness until we see more definitive indications of economic recovery.

MARKET OUTLOOK

While growth remains slow we are cautiously optimistic that the economy is not in a recession, although we do not see near-term catalysts to spur a strong recovery. In this type of environment, where the signals are mixed, there is an opportunity to add value through stock selection-intense fundamental research of companies aimed to identify those that have the ability to survive difficult times and benefit from recovery. We remain invested in a mix of high quality stable and cyclical growth companies.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EQUITY GROWTH PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNADUITED)

STATEMENT OF NET ASSETS

                                                                 VALUE
                                                  SHARES         (000)
----------------------------------------------------------------------
COMMON STOCKS (98.1%)
CONSUMER DISCRETIONARY (12.3%)
HOTELS RESTAURANTS & LEISURE (0.3%)
  Starwood Hotels & Resorts Worldwide, Inc.       11,050       $   412
----------------------------------------------------------------------
MEDIA (6.7%)
 AOL Time Warner, Inc.                            90,700(a)      4,807
 AT&T Corp.-Liberty Media Group, Class A         161,150(a)      2,818
 Clear Channel Communications, Inc.                9,650(a)        605
 Comcast Corp., Class A (Special)                 34,000(a)      1,476
----------------------------------------------------------------------
                                                                 9,706
======================================================================
MULTILINE RETAIL (3.0%)
 BJ's Wholesale Club, Inc.                        12,200(a)        650
 Costco Wholesale Corp.                           23,300(a)        957
 Dollar Tree Stores, Inc.                         22,100(a)        615
 Wal-Mart Stores, Inc.                            42,700         2,084
----------------------------------------------------------------------
                                                                 4,306
======================================================================
SPECIALTY RETAIL (2.3%)
 Home Depot, Inc.                                 39,450         1,837
 Limited, Inc.                                    33,650           556
 Tiffany & Co.                                    24,000           869
----------------------------------------------------------------------
                                                                 3,262
======================================================================
TOTAL CONSUMER DISCRETIONARY                                    17,686
======================================================================
CONSUMER STAPLES (7.6%)
BEVERAGES (3.1%)
 Anheuser-Busch Co., Inc.                         41,400         1,706
 Coca-Cola Co.                                     7,900           355
 PepsiCo, Inc.                                    53,550         2,367
----------------------------------------------------------------------
                                                                 4,428
======================================================================
FOOD & DRUG RETAILING (0.7%)
 Safeway, Inc.                                    21,250(a)      1,020
======================================================================
FOOD PRODUCTS (1.4%)
 Kraft Foods, Inc.                                44,400(a)      1,376
 Quaker Oats Co.                                   7,150           653
----------------------------------------------------------------------
                                                                 2,029
======================================================================
HOUSEHOLD PRODUCTS (1.3%)
 Colgate Palmolive Co.                            18,400         1,085
 Procter & Gamble Co.                             11,850           756
----------------------------------------------------------------------
                                                                 1,841
======================================================================
TOBACCO (1.1%)
 Philip Morris Cos., Inc.                         30,700         1,558
======================================================================
TOTAL CONSUMER STAPLES                                          10,876
======================================================================
FINANCIALS (12.0%)
BANKS (0.6%)
 Fifth Third Bancorp                              16,000           961
======================================================================
DIVERSIFIED FINANCIALS (8.7%)
 Citigroup, Inc.                                 103,900         5,490
 Freddie Mac                                      88,450         6,191
 Goldman Sachs Group, Inc.                        10,100           867
----------------------------------------------------------------------
                                                                12,548
======================================================================
INSURANCE (2.7%)
 American International Group, Inc.               45,000         3,870
======================================================================
TOTAL FINANCIALS                                                17,379
======================================================================
HEALTH CARE (18.3%)
BIOTECHNOLOGY (1.4%)
  Amgen, Inc.                                     16,550(a)    $ 1,004
  CuraGen Corp.                                    5,500(a)        200
  Invitrogen Corp.                                 7,950(a)        571
  Tularik, Inc.                                   11,050(a)        286
----------------------------------------------------------------------
                                                                 2,061
======================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
  Applera Corp. - Applied Biosystems Group        14,300           382
  Medtronic, Inc.                                 26,450         1,217
----------------------------------------------------------------------
                                                                 1,599
======================================================================
HEALTH CARE PROVIDERS & SERVICES (1.5%)
  HCA - The Healthcare Co.                        27,700         1,252
  Laboratory Corp Of America Holdings             12,500(a)        961
----------------------------------------------------------------------
                                                                 2,213
======================================================================
PHARMACEUTICALS (14.3%)
  Abbott Laboratories                             15,850           761
  American Home Products Corp.                    62,600         3,658
  Bristol-Myers Squibb Co.                        40,700         2,129
  Eli Lilly & Co.                                 13,100           969
  Gilead Sciences, Inc.                           11,500(a)        669
  Johnson & Johnson                               30,100         1,505
  Merck & Co., Inc.                               27,800         1,777
  Pfizer, Inc.                                   174,900         7,005
  Pharmacia Corp.                                 39,868         1,832
  Schering-Plough Corp.                            9,600           348
----------------------------------------------------------------------
                                                                20,653
======================================================================
TOTAL HEALTH CARE                                               26,526
======================================================================
INDUSTRIALS (19.8%)
AEROSPACE & DEFENSE (6.2%)
  General Dynamics Corp.                          46,100         3,587
  United Technologies Corp                        72,500         5,311
----------------------------------------------------------------------
                                                                 8,898
======================================================================
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Concord EFS, Inc.                                4,300(a)        224
  First Data Corp.                                 5,000           321
----------------------------------------------------------------------
                                                                   545
======================================================================
INDUSTRIAL CONGLOMERATES (13.2%)
  General Electric Co.                           179,300         8,741
  Tyco International Ltd.                        190,100        10,360
----------------------------------------------------------------------
                                                                19,101
======================================================================
TOTAL INDUSTRIALS                                               28,544
======================================================================
INFORMATION TECHNOLOGY (24.3%)
COMMUNICATIONS EQUIPMENT (5.0%)
  American Tower Corp., Class A                   76,300(a)      1,577
  Brocade Communications Systems, Inc.             8,350(a)        367
  Cisco Systems, Inc.                            145,850(a)      2,655
  Crown Castle International Corp.                57,500(a)        943
  JDS Uniphase Corp.                              25,500(a)        319
  Lucent Technologies, Inc.                       40,700           252
  McData Corp.                                    12,331(a)        216
  Nokia Oyj ADR                                   19,700           434
  QUALCOMM, Inc.                                   8,100(a)        474
----------------------------------------------------------------------
                                                                 7,237
======================================================================

The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                     SHARES           (000)
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (5.0%)
  Compaq Computer Corp.                              43,600         $   676
  Dell Computer Corp.                                 9,900(a)          259
  EMC Corp.                                          49,700           1,444
  International Business Machines Corp.              33,100           3,740
  StorageNetworks, Inc.                              15,500(a)          263
  Sun Microsystems, Inc.                             55,450(a)          872
---------------------------------------------------------------------------
                                                                      7,254
===========================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
  Jabil Circuit, Inc.                                15,100(a)          466
  Sanmina Corp.                                      13,000(a)          304
---------------------------------------------------------------------------
                                                                        770
===========================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.2%)
  Altera Corp.                                       14,000(a)          406
  Applied Materials, Inc.                            13,600(a)          668
  Intel Corp.                                       157,200           4,598
  Maxim Intergrated Products, Inc.                    5,500(a)          243
  Micron Technology, Inc.                             7,400(a)          304
  QLogic Corp.                                        9,200(a)          593
  Texas Instruments, Inc.                            54,450           1,715
  Xilinx, Inc.                                       10,300(a)          425
---------------------------------------------------------------------------
                                                                      8,952
===========================================================================
SOFTWARE (7.6%)
  Intuit, Inc.                                       24,100(a)          964
  Mercury Interactive Corp.                          10,950(a)          656
  Microsoft Corp.                                    78,150(a)        5,705
  Oracle Corp.                                       97,000(a)        1,843
  Siebel Systems, Inc.                                8,900(a)          417
  VERITAS Software Corp.                             20,422(a)        1,359
---------------------------------------------------------------------------
                                                                     10,944
===========================================================================
TOTAL INFORMATION TECHNOLOGY                                         35,157
===========================================================================
TELECOMMUNICATION SERVICES (3.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
  Qwest Communications
    International, Inc.                              27,400(a)          873
  SBC Communications, Inc.                           30,900           1,238
  Verizon Communications, Inc.                       39,552           2,116
  WorldCom, Inc.                                     64,050(a)          910
---------------------------------------------------------------------------
TOTAL TELECOMMUNICATION SERVICES                                      5,137
===========================================================================
UTILITIES (0.2%)
ELECTRIC UTILITIES (0.2%)
  Calpine Corp.                                       8,100(a)          306
===========================================================================
TOTAL COMMON STOCKS (COST $150,400)                                 141,611
===========================================================================
                                                      FACE
                                                     AMOUNT           VALUE
                                                      (000)           (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
  J.P. Morgan Securities Inc., 3.70%, dated
    6/29/01, due 7/02/01
    (COST $3,397)                                   $ 3,397(b)     $  3,397
===========================================================================
                                                     AMOUNT
                                                      (000)
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $153,797)                          145,008
===========================================================================
OTHER ASSETS (2.2%)
  Receivable for Investments Sold                   $ 3,080
  Dividends Receivable                                   33
  Receivable for Portfolio Shares Sold                    1
  Interest Receivable                                     1
  Other                                                   3           3,118
-------------------------------------------------------------------- ------
LIABILITIES (-2.6%)
  Payable for Investments Purchased                  (3,022)
  Payable for Portfolio Shares Redeemed                (453)
  Investment Advisory Fees Payable                     (160)
  Shareholder Reporting Expense Payable                 (64)
  Administrative Fees Payable                           (37)
  Professional Fees Payable                             (25)
  Custodian Fees Payable                                (20)
  Directors' Fees and Expenses Payable                   (4)        (3,785)
===========================================================================
NET ASSETS (100%)                                                 $144,341
===========================================================================
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 9,656,957 outstanding $0.001
  par value shares (authorized 500,000,000
  shares)                                                         $  14.95
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $168,505
Accumulated Net Investment Loss                                        (56)
Accumulated Net Realized Loss                                      (15,319)
Unrealized Depreciation on Investments                              (8,789)
---------------------------------------------------------------------------
NET ASSETS                                                        $144,341
===========================================================================

(a) --Non-income producing security

(b) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

ADR --American Depositary Reciept

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EQUITY GROWTH PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                        SIX MONTHS ENDED
                                                                         JUNE 30, 2001
                                                                          (UNAUDITED)
                                                                             (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                     $   $541
  Interest                                                                           103
-----------------------------------------------------------------------------------------
   Total Income                                                                      644
-----------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                           450
  Less: Fees Waived                                                                  (66)
                                                                                ---------
  Net Investment Advisory Fees                                                       384
  Administrative Fees                                                                217
  Shareholder Reporting                                                               37
  Professional Fees                                                                   34
  Custodian Fees                                                                      15
  Interest Expense                                                                     4
  Directors' Fees and Expenses                                                         3
  Other                                                                                3
-----------------------------------------------------------------------------------------
   Net Expenses                                                                      697
-----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                  (53)
-----------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                               (12,346)
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                     (6,149)
-----------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION           (18,495)
-----------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(18,548)
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2001         YEAR ENDED
                                                                                          (UNAUDITED)      DECEMBER 31, 2000
                                                                                             (000)               (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                                         $    (53)            $   (178)
  Net Realized Gain (Loss)                                                                     (12,346)               4,878
  Change in Unrealized Appreciation/Depreciation                                                (6,149)             (31,321)
----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                                         (18,548)             (26,621)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Realized Gain                                                                                 --               (8,719)
  In Excess of Net Realized Gain                                                                    --               (2,973)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                               --              (11,692)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                 33,046               94,987
  Distributions Reinvested                                                                          --               11,692
  Redemptions                                                                                  (44,587)             (32,511)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions              (11,541)              74,168
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                      (30,089)              35,855

NET ASSETS:
  Beginning of Period                                                                          174,430              138,575
----------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss / distributions in excess of net
    investment income of $56 and $3, respectively)                                            $144,341             $174,430
============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                            2,166                4,565
    Shares Issued on Distributions Reinvested                                                       --                  644
    Shares Redeemed                                                                             (2,914)              (1,628)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                         (748)               3,581
============================================================================================================================

The accompanying notes are in integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EQUITY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                           YEAR ENDED DECEMBER 31,
                                                 SIX MONTHS ENDED     ----------------------------------            PERIOD FROM
                                                 JUNE 30, 2001                                                  JANUARY 2, 1997*
                                                 (UNAUDITED)            2000         1999       1998       TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  16.76           $  20.31     $   5.10     $ 12.74        $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       (0.01)             (0.02)       (0.02)       0.02           0.02
  Net Realized and Unrealized Gain (Loss)            (1.80)             (2.28)        5.93        2.43           3.27
--------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                (1.81)             (2.30)        5.91        2.45           3.29
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 --                 --        (0.02)         --          (0.02)
  In Excess of Net Investment Income                    --                 --        (0.00)+        --             --
  Net Realized Gain                                     --              (0.86)       (0.68)      (0.09)         (0.53)
  In Excess of Net Realized Gain                        --              (0.39)          --          --             --
--------------------------------------------------------------------------------------------------------------------------------
          Total Distributions                           --              (1.25)       (0.70)      (0.09)         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  14.95           $  16.76     $  20.31     $ 15.10        $ 12.74
================================================================================================================================
TOTAL RETURN                                        (10.80)%           (11.75)%      39.45%      19.29%         33.05%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $144,341           $174,430     $138,575     $56,215        $12,419
Ratio of Expenses to Average Net Assets              0.85%**             0.85%        0.85%       0.85%          0.85%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                 (0.06)%**          (0.10)%      (0.11)%      0.28%          0.41%**
Portfolio Turnover Rate                                 48%                70%          87%        149%           172%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income      $   0.01           $   0.02     $   0.05     $  0.04        $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      0.94%**            0.92%        1.11%       1.31%          2.05%**
  Net Investment Loss to Average Net Assets          (0.15)%**          (0.17)%      (0.37)%     (0.18)%        (0.80)%**
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
EUQITY GROWTH PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio at June 30, 2001. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

    Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                                 FROM
                                     FIRST       $500
                                     $500     MILLION TO    MORE THAN
PORTFOLIO                           MILLION   $1 BILLION   $1 BILLION
---------                           -------  -----------   ----------
Equity Growth                         0.55%       0.50%        0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                        NET
  COST        APPRECIATION    DEPRECIATION      DEPRECIATION
  (000)            (000)          (000)             (000)
   ----        ------------    ------------      ------------
 $153,797         $9,108        $(17,897)          $(8,789)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $76,892,000 and $89,419,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 2001.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $2,401,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
 MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW


INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899


DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103


INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]
Investment Management

THE UNIVERSAL INSTITUTIONAL FUNDS INC.
SEMI-ANNUAL REPORT

HIGH YIELD PORTFOLIO
JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS

[CHART]

---------------------------------------------------------------------
Cable                                                          12.2%
Communications:Fixed                                            10.6
Communications:Mobile                                            8.4
Health Care                                                      7.5
Media                                                            7.2
Other                                                           54.1
---------------------------------------------------------------------

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUE                            INDUSTRY             NET ASSETS
-----                            --------             ----------
Nextel Communications, Inc.      Communications:
  0.00%, 9/15/07                   Mobile                 1.9%
British Sky Broadcasting
  Group plc
  8.20%, 7/15/09                 Cable                    1.7
Musicland Group, Inc.
  9.875%, 3/15/08                Retail                   1.6
Husky Oil Ltd.
  8.90%, 8/15/28                 Energy                   1.4
Smithfield Foods, Inc.
  7.625%, 2/15/08                Food & Beverage          1.4

PERFORMANCE COMPARED TO THE
CS FIRST BOSTON HIGH YIELD INDEX

                                        TOTAL RETURNS(2)
                            ------------------------------------------

                                           ONE        AVERAGE ANNUAL
                             YTD          YEAR      SINCE INCEPTION(3)
                            -----        ------    -------------------
PORTFOLIO                   -1.26%      -10.13%           2.66%
INDEX(1)                     4.28        -0.31            3.37

(1)The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2)Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
(3)Commenced operations on January 2,1997.

PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

For the six months ended June 30,2001,the Portfolio had a total return of -1.26%compared to 4.28%for the CS First Boston High Yield Index (the "Index").For the one year period ended June 30,2001, the Portfolio had a total return of -10.13% compared to -0.31% for the Index. For the period from inception on January 2,1997 through June 30,2001,the Portfolio had an average annual total return of 2.66% compared to 3.37% for the Index. The Portfolio's 30-day SEC yield at June 30,2001,was 11.64%.

MARKET REVIEW

The high yield market experienced a volatile first half of 2001 including a poor second quarter, led by continued bad news in the telecom sectors, a very large new issue calendar, and a continued high default rate. Several telecom companies announced poor earnings and lower revenues, and this pushed the whole sector lower throughout most of the last five months of the first half of the year. Liquidity worsened on both the buy and sell side as dealers resisted putting their capital at risk. Mutual fund flows were positive most of the second quarter, but unfortunately turned negative for the last three weeks of June at the same time a large amount of new issues were priced and the telecom problems worsened.

Our overweight allocations in the fixed-line communications sector and to a lessor extent the cable sector were the major reasons for the under-performance. Fixed-line telecommunication was the worst performing sector during the first half of 2001 and it vastly under-performed the rest of the high yield market. This sector experienced a high default rate and many rating downgrades. On the positive side, our overweight positions in the health care and gaming sectors contributed to results as well as our higher allocation to securities rated BB and higher.

In our opinion, while many telecommunication issuers have had problems in this very challenging environment, we believe that the sentiment has become excessively negative. While we are not meaningfully increasing our overall exposure, we are looking for opportunities to add to some of our higher quality names.

We had a very active first half in terms of transactions in the Portfolio. We initiated a position in over twenty new companies including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, Health Net, PRIMEDIA, Quebecor, Nextmedia and Beazer Homes. We eliminated our positions in companies such as Westpoint Stevens,Crown Cork & Seal, Stater Brothers, Actuant and Occel. These changes do not represent a change in strategy, but rather were due to a very high level of new issuance, which presented a few good opportunities along with changes in the relative value of some companies. Our major industry over-weights are in wireline communications, cable, health care and media.

MARKET OUTLOOK

The widening of spreads by 22 basis points in June has made the high yield market attractive again. We continue to believe that high yield should be able to provide good returns over the coming months due to an improving economy, easier credit availability from banks, lower future default rates, and a return of positive flows into the asset class.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
HIGH YIELD PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                              FACE
                                             AMOUNT             VALUE
                                             (000)              (000)
-----------------------------------------------------------------------
FIXED INCOME SECURITIES (90.9%)
AUTOMOTIVE (2.7%)
   Hayes Lemmerz International, Inc.
     8.25%, 12/15/08                        $      700     $      490
     9.125%, 7/15/07                               370            279
   Lear Corp.
     7.96%, 5/15/05                                205            209
     8.11%, 5/15/09                                225            225
   TRW, Inc.
     7.625%, 3/15/06                               270            278
-----------------------------------------------------------------------
                                                                1,481
=======================================================================
CABLE (12.2%)
   Adelphia Communications Corp.
     7.75%, 1/15/09                                505            446
     8.375%, 2/1/08                                525            480
     9.375%, 11/15/09                              500            478
   British Sky Broadcasting Group plc
     6.875%, 2/23/09                               170            156
     8.20%, 7/15/09                                930            919
   Cablevision S.A.
     13.75%, 5/1/09                                165            116
   Callahan Nordrhein-Westfalen
     14.00%, 7/15/10                               725(a)         594
   Charter Communications Holdings
     10.25%, 1/15/10                               525            537
   CSC Holdings, Inc.
     7.25%, 7/15/08                                295            283
     7.875%, 12/15/07                              400            401
   Echostar DBS Corp.
     9.375%, 2/1/09                                240            235
   Multicanal S.A., Series C
     10.50%, 4/15/18                               200             96
   NTL, Inc.
     0.00%, 4/1/08                        GBP      800(b)         513
   ONO Finance plc
     14.00%, 2/15/11                        $      330(a)         281
   RCN Corp.
     0.00%, 10/15/07                             1,025(b)         308
     9.125%, 2/15/08, Series B                     150(b)          42
   Telewest plc
     0.00%, 4/15/09                       GBP      975(b)         652
   United Pan-Europe Communications NV
     10.875%, 8/1/09                        $      505            178
-----------------------------------------------------------------------
                                                                6,715
=======================================================================
CHEMICALS (3.6%)
   Huntsman ICI Chemicals
     10.125%, 7/1/09                               625            616
     10.125%, 7/1/09                      EUR      250            209
   ISP Holdings, Inc., Series B,
     9.00%, 10/15/03                        $      600            578
   Lyondell Chemical Co.
     9.625%, 5/1/07                                310            308
   Messer Griesheim Holdings
     10.375%, 6/1/11                      EUR      200(a)         175
   Millennium Chemicals, Inc.
     9.25%, 6/15/08                                 95             95
-----------------------------------------------------------------------
                                                                1,981
=======================================================================
COMMUNICATIONS: FIXED (9.2%)
   Bayan Telecommunications, Inc.
     13.50%, 7/15/06                               450(a,c)        82
   Esprit Telecom Group plc
     11.00%, 6/15/08                      EUR      307(c)           6
   Exodus Communications, Inc.
     11.625%, 7/15/10                       $      600            207
   Focal Communications Corp.
     0.00%, 2/15/08, Series B                      125(b)          26
     11.875%, 1/15/10                              880            283
   Global Crossing Holdings Ltd.
     8.70%, 8/1/07                                 575(a)         437
     9.50%, 11/15/09                               155            121
     9.625%, 5/15/08                               385            304
   Globix Corp.
     12.50%, 2/1/10                                550            159
   GT Group Telecom, Inc.
     0.00%, 2/1/10                               1,155(b)         364
   Hermes Europe Railtel BV
     10.375%, 1/15/09                              275             44
     11.50%, 8/15/07                               260             42
   Hyperion Telecommunications, Inc.
     13.00%, 4/15/03                               555(b)         405
   Intermedia Communications, Inc.
     0.00%, 7/15/07                                515(b)         453
     8.60%, 6/1/08, Series B                       135            132
   Maxcom Telecommunicaciones S.A., Series B
     13.75%, 4/1/07                                400            144
   McLeodUSA, Inc.
     11.375%, 1/1/09                               675            425
   Metromedia Fiber Network
     10.00%, 12/15/09                              645            245
   Netia Holdings II B.V.
     10.25%, 11/1/07                               175             72
     13.50%, 6/15/09                      EUR      255            108
   Nextlink Communications, Inc.
     0.00%, 4/15/08                         $      660(b)         119
     0.00%, 6/1/09                                 200(b)          30
     10.75%, 11/15/08                              325            104
   Primus Telecommunications Group, Inc.
     9.875%, 5/15/08                               285             66
     11.25%, 1/5/09                                420             97
     12.75%, 10/15/09                              175             40
   PSINET, Inc.
     10.00%, 2/15/05                               825(c)          50
     11.00%, 8/1/09                                200(c)          12
   Rhythms NetConnections, Inc.
     0.00%, 5/15/08                                940(b,c)        28
     14.00%, 2/15/10                               525(c)          16
   RSL Communications plc
     0.00%, 3/1/08                                 650(b,c)        15
     0.00%, 6/15/08                       EUR      384(b,c)         7
     9.125%, 3/1/08                         $      690(c)          19
     9.875%, 11/15/09                               85(c)           2

    The accompanying notes are an integral part of the financial statements.


                                             FACE
                                             AMOUNT             VALUE
                                             (000)              (000)
-----------------------------------------------------------------------
COMMUNICATIONS: FIXED (CONT.)
   RSL Communications plc (cont.)
     12.00%, 11/1/08                        $       90(c)  $        2
     12.25%, 11/15/06                              100(c)           3
   Tele1 Europe Holding B.V.
     11.875%, 12/1/09                     EUR      135             67
     12.375%, 2/1/08                               150             76
     13.00%, 5/15/09                               385            200
   Viatel, Inc.
     0.00%, 4/15/08                         $      715(b,c)        14
   Wam!Net, Inc.
     0.00%, 3/1/05                                 400(b)          20
   Winstar Communications
     0.00%, 4/15/10                              3,640(b,c)        18
-----------------------------------------------------------------------
                                                                5,064
=======================================================================
COMMUNICATIONS: MOBILE (6.6%)
   American Cellular Corp.
     9.50%, 10/15/09                               425(a)         400
   Centennial Communications Corp.
     10.75%, 12/15/08                              745            689
   CTI Holdings S.A.
     0.00%, 4/15/08                                575(b)         224
   Dolphin Telecommunications plc
     0.00%, 6/1/08                                 370(b,c)         9
     0.00%, 5/15/09                                575(b,c)        12
   Globalstar LP
     11.375%, 2/15/04                              450(c)          20
   Grupo Iusacell S.A. de C.V.
     14.25%, 12/1/06                               485            517
   Motient Corp., Series B,
     12.25%, 4/1/08                                505            106
   Nextel Communications, Inc.
     0.00%, 9/15/07                              1,470(b)       1,038
   PTC International Finance B.V.
     0.00%, 7/1/07                                 150(b)         120
     11.25%, 12/1/09                      EUR      375            330
   Turkcell Iletisim Hizmetleri A.S.
     12.75%, 8/1/05                         $      165            133
-----------------------------------------------------------------------
                                                                3,598
=======================================================================
ENERGY (5.0%)
   BRL Universal Equipment Co.
     8.875%, 2/15/08                               270(a)         275
   Chesapeake Energy Corp.
     8.125%, 4/1/11                                750(a)         701
   Husky Oil Ltd.
     8.90%, 8/15/28                                775(b)         789
   Key Energy Services, Inc.
     8.375%, 3/1/08                                 85(a)          86
   Pemex Project Funding Master Trust
     9.125%, 10/13/10                              265(a)         281
   Vintage Petroleum, Inc.
     8.625%, 2/1/09                                210            216
     9.75%, 6/30/09                                340            369
-----------------------------------------------------------------------
                                                                2,717
=======================================================================
FINANCIAL (1.7%)
   Anthem Insurance Co.
     9.125%, 4/1/10                         $      455(a)  $      475
   Golden State Holdings Escrow Corp.
     7.125%, 8/1/05                                450            441
-----------------------------------------------------------------------
                                                                  916
=======================================================================
FOOD & BEVERAGE (1.9%)
   Michael Foods, Inc.
     11.75%, 4/1/11                                275(a)         282
   Smithfield Foods, Inc.
     7.625%, 2/15/08                               775            755
-----------------------------------------------------------------------
                                                                1,037
=======================================================================
GAMING (5.3%)
   Harrah's Operating Co., Inc.
     8.00%, 2/1/11                                 645(a)         656
   Horseshoe Gaming Holding
     8.625%, 5/15/09                               650            650
   International Game Technology
     8.375%, 5/15/09                               500            512
   Park Place Entertainment
     8.50%, 11/15/06                               215            226
   Station Casinos, Inc.
     8.375%, 2/15/08                               150(a)         151
     8.875%, 12/1/08                               400            400
     9.75%, 4/15/07                                 00            308
-----------------------------------------------------------------------
                                                                2,903
=======================================================================
GENERAL INDUSTRIAL (1.5%)
   Actuant Corp.
     13.00%, 5/1/09                                155            157
   Flowserve Corp.
     12.25%, 8/15/10                               485            519
   Manitowoc Co., Inc. (The)
     10.375%, 5/15/11                     EUR      170(a)         148
-----------------------------------------------------------------------
                                                                  824
=======================================================================
HEALTH CARE (7.5%)
   Aetna, Inc.
     7.875%, 3/1/11                         $      570            554
   Fresenius Medical Capital Trust II
     7.875%, 2/1/08                                640            631
   HCA-The Healthcare Co.
     6.91%, 6/15/05                                450            443
     7.15%, 3/30/04                                300            298
     7.69%, 6/15/25                                115            104
     8.13%, 8/4/03                                 100            103
     8.75%, 9/1/10                                 420            446
   Health Net, Inc.
     8.375%, 4/15/11                               455(a)         456
   Omnicare, Inc.
     8.125%, 3/15/11                               235(a)         237
   Tenet Healthcare Corp.
     8.125%, 12/1/08                               240            246
     8.625%, 1/15/07                               570            592
-----------------------------------------------------------------------
                                                                4,110
=======================================================================

    The accompanying notes are an integral part of the financial statements.

                                             FACE
                                             AMOUNT             VALUE
                                             (000)              (000)
-----------------------------------------------------------------------
HOTELS & LODGING (1.3%)
   Hilton Hotels Corp.
     7.95%, 4/15/07                         $      225     $      226
   HMH Properties, Series A
     7.875%, 8/1/05                                515            504
-----------------------------------------------------------------------
                                                                  730
=======================================================================
MEDIA (6.0%)
   Advanstar Communications, Inc.
     12.00%, 2/15/11                               110(a)         114
   Alliance Atlantis Communications, Inc.
     13.00%, 12/15/09                              435            457
   CanWest Media, Inc.
     10.625%, 5/15/11                              105(a)         107
   Nextmedia Operating, Inc.
     10.75%, 7/1/11                                225            224
   PRIMEDIA, Inc.
     8.875%, 5/15/11                               425(a)         393
   Quebecor Media, Inc.
     11.125%, 7/15/11                              275            272
   Radio One, Inc.
     8.875%, 7/1/11                                180(a)         180
   Salem Communications Corp.
     9.00%, 7/1/11                                 340            338
   Satelites Mexicanos S.A.
     10.125%, 11/1/04                              435            291
   TV Azteca S.A. de C.V.
     10.50%, 2/15/07                               385            357
   XM Satellite Radio, Inc.
     14.00%, 3/15/10                               150             90
   Young Broadcasting, Inc.
     10.00%, 3/1/11                                500(a)         480
-----------------------------------------------------------------------
                                                                3,303
=======================================================================
METALS (2.3%)
   Glencore Nickel Property Ltd.
     9.00%, 12/1/14                                135            104
   Murrin Murrin Holdings Ltd.
     9.375%, 8/31/07                               765            643
   National Steel Corp.
     9.875%, 3/1/09                                650            228
   Phelps Dodge
     8.75%, 6/1/11                                 275            273
   Republic Technology International
     13.75%, 7/15/09                               315(c)          36
-----------------------------------------------------------------------
                                                                1,284
=======================================================================
PAPER & PACKAGING (5.1%)
   Indah Kiat Finance Mauritius
     10.00%, 7/1/07                                950(c)         195
   Norampac, Inc.
     9.50%, 2/1/08                                 555            580
   Owens-Illinois, Inc.
     7.35%, 5/15/08                                265            193
     7.50%, 5/15/10                                835            580
     7.80%, 5/15/18                                115             71
   Pacifica Papers, Inc.
     10.00%, 3/15/09                               575            607
   Pindo Deli Financial Mauritius
     10.75%, 10/1/07                        $      300(c)   $      42
   Tembec Industries, Inc.
     8.50%, 2/1/11                                 545            556
-----------------------------------------------------------------------
                                                                2,824
=======================================================================
REAL ESTATE (4.0%)
   Beazer Homes USA, Inc.
     8.625%, 5/15/11                               380            379
   Centex Corp.
     7.875%, 2/1/11                                550            547
   D. R. Horton, Inc.
     8.00%, 2/1/09                                 245            236
   Schuler Homes, Inc.
     9.375%, 7/15/09                               355            355
     10.50%, 7/15/11                               170            170
   Toll Brothers, Inc.
     8.25%, 2/1/11                                 550            535
-----------------------------------------------------------------------
                                                                2,222
=======================================================================
RETAIL (3.8%)
   DR Structured Finance, Series:
     93-K1 A1, 6.66%, 8/15/10                      197            172
     94-K1 A2, 8.375%, 8/15/15                     810            666
   HMV Media Group plc
     10.25%, 5/15/08                               200            115
     10.875%, 5/15/08                     GBP      265            261
   Musicland Group, Inc.
     9.875%, 3/15/08                        $      825            858
-----------------------------------------------------------------------
                                                                2,072
=======================================================================
SERVICES (4.6%)
   Allied Waste Industries, Inc.
     8.875%, 4/1/08                                710(a)         729
   CB Richard Ellis Corp.
     11.25%, 6/15/11                               295(a)         290
   Encompass Services Corp.
     10.50%, 5/1/09                                280            269
   Waste Management, Inc.
     7.00%, 10/15/06                               285            286
     7.125%, 10/1/07                               700            702
     7.125%, 12/15/17                              125            116
     7.375%, 8/1/10                                125            125
-----------------------------------------------------------------------
                                                                2,517
=======================================================================
SOVEREIGN (1.5%)
   Federal Republic of Brazil, C Bond, PIK
     8.00%, 4/15/14                                462            343
   Republic of Colombia
     9.75%, 4/23/09                                305(a)         291
   United Mexican States
     8.375%, 1/14/11                               175            176
-----------------------------------------------------------------------
                                                                  810
=======================================================================
SUPERMARKET/DRUG (1.7%)
   CA FM Lease Trust
     8.50%, 7/15/17                                387(a)         379
   Delhaize America, Inc.
     9.00%, 4/15/31                                530(a)         577
-----------------------------------------------------------------------
                                                                  956
=======================================================================

       The accompanying notes are an integral part of the financial statem

                                             FACE
                                             AMOUNT             VALUE
                                             (000)              (000)
-----------------------------------------------------------------------
TECHNOLOGY (0.6%)
   Hyundai Semiconductor
     8.25%, 5/15/04                       $        125(a)$        103
     8.625%, 5/15/07                               100(a)          73
   Lucent Technologies, Inc.
     6.45%, 3/15/29                                300            173
-----------------------------------------------------------------------
                                                                  349
=======================================================================
TRANSPORTATION (0.9%)
   Air Canada
     10.25%, 3/15/11                               460(a)         431
   ALPS, Series 96-1 DX
     12.75%, 6/15/06                                64             58
-----------------------------------------------------------------------
                                                                  489
=======================================================================
UTILITIES (1.9%)
   AES Corp.
     8.50%, 11/1/07                                490            463
   Mirant Americas Generation, Inc.
     7.625%, 5/1/06                                260(a)         262
   Paiton Energy Funding
     9.34%, 2/15/14                                365(a)         110
   PG&E National Energy Group, Inc.
     10.375%, 5/16/11                              210(a)         212
-----------------------------------------------------------------------
                                                                1,047
=======================================================================
TOTAL FIXED INCOME SECURITIES (COST $67,175)                   49,949
=======================================================================
                                             SHARES
-----------------------------------------------------------------------
COMMON STOCKS (0.0%)
TELEPHONE SERVICES (0.0%)
   Song Networks Holding AB, ADR
   (COST $--@)                                   7,235(d)          14
=======================================================================
PREFERRED STOCKS (5.1%)
COMMUNICATIONS: FIXED (1.3%)
   Broadwing Communications, Inc.,
     Series B, 12.50%                              683(d)         675
   XO Communications, Inc. 13.50%                  432(d)          26
   XO Communications, Inc. 14.00%                5,093(d)          20
-----------------------------------------------------------------------
                                                                  721
=======================================================================
COMMUNICATIONS: MOBILE (1.7%)
   Dobson Communications PIK 13.00%                777(d)         731
   Nextel Communications, Inc. 10.65%              289(d)         189
-----------------------------------------------------------------------
                                                                  920
=======================================================================
MEDIA (1.2%)
   Paxson Communications Corp., PIK, 13.25%         54(d)         508
   Paxson Communications Corp., PIK, 9.75%           5(a,d)        47
   PRIMEDIA, Inc., Series D, 10.00%                540             45
   PRIMEDIA, Inc., Series F, 9.20%                 735             58
-----------------------------------------------------------------------
                                                                  658
=======================================================================
UTILITIES (0.9%)
   TNP Enterprises, Inc. 14.50%                    473(d)         515
-----------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $2,976)                         2,814
=======================================================================
                                                 NO. OF        VALUE
                                               WARRANTS        (000)
-----------------------------------------------------------------------
WARRANTS (0.2%)
COMMUNICATIONS: FIXED (0.1%)
   GT Group Telecom, Inc.,
     expiring 2/01/10                           11,600(d)$         32
   Maxcom Telecommunicaciones S.A.,
     expiring 4/01/07                            4,000(d)           - @
   Wam!Net, Inc., expiring 3/1/05                                   - @
                                                10,500(a,d)
-----------------------------------------------------------------------
                                                                   32
=======================================================================
COMMUNICATIONS: MOBILE (0.1%)
   Globalstar LP, expiring 02/15/04               200(a,d)          - @
   Motient Corp., expiring 04/01/08              2,400(a,d)         - @
   Occidente y Caribe Cellular,
     expiring 3/15/04                            3,605(d)          36
-----------------------------------------------------------------------
                                                                   36
=======================================================================
MEDIA (0.0%)
   Paxson Communications Corp.,
     expiring 6/30/03                            1,280(a,d)         - @
   XM Satellite Radio, Inc.,
     expiring 3/15/10                             300(d)            1
-----------------------------------------------------------------------
                                                                    1
=======================================================================
METALS (0.0%)
   Republic Technology International,
     expiring 7/15/09                            3,150(a,d)         -
=======================================================================
UTILITIES (0.0%)
   SW Acquisition, expiring 4/01/11               450(d)           14
=======================================================================
TOTAL WARRANTS (COST $87)                                          83
=======================================================================
                                                 FACE
                                               AMOUNT
                                                (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (1.5%)
REPURCHASE AGREEMENT (1.3%)
   J.P. Morgan Securities Inc., 3.55%,
     dated 6/29/01, due 7/02/01           $        702(e)         702
=======================================================================
U.S. TREASURY SECURITIES (0.2%)
   U.S. Treasury Bill, 7/19/01                     100            100
=======================================================================
   TOTAL SHORT-TERM INVESTMENTS (COST $802)                       802
=======================================================================
FOREIGN CURRENCY (0.0%)
   British Pound
   (COST $3)                              GBP        2              3
=======================================================================

     The accompanying notes are an integral part of the financial statement


                                               AMOUNT          VALUE
                                                (000)          (000)

-----------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%) (Cost $71,043)                      $53,665
=======================================================================
OTHER ASSETS (3.6%)
   Interest Receivable                    $      1,511
   Receivable for Investments Sold                 308
   Net Unrealized Gain on Foreign
   Currency Exchange Contracts                     105
   Due from Broker                                  87
   Receivable for Portfolio Shares Sold              6
   Other                                             1          2,018
=======================================================================
LIABILITIES (-1.3%)
   Payable for Investments Purchased              (521)
   Payable for Portfolio Shares
     Redeemed                                      (66)
   Shareholder Reporting Expense
     Payable                                       (61)
   Investment Advisory Fees Payable                (52)
   Administrative Fees Payable                     (14)
   Professional Fees Payable                       (10)
   Custodian Fees Payable                           (6)
   Directors' Fees and Expenses Payable             (2)          (732)
=======================================================================
NET ASSETS (100%)                                           $  54,951
=======================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
   Applicable to 6,989,301 outstanding $0.001
   par value shares (authorized 500,000,000
   Shares)                                                  $    7.86
=======================================================================
NET ASSETS CONSIST OF:
   Paid-in Capital                                          $  71,085
   Undistributed Net Investment Income                          3,228
   Accumulated Net Realized Loss                               (2,101)
   Unrealized Depreciation on Investments,
Futures and Foreign Currency Translations                     (17,261)
-----------------------------------------------------------------------
NET ASSETS                                                  $  54,951
=======================================================================

(a)  -- 144A Security-- certain conditions for public sale
        may exist.
(b) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June, 30, 2001. Maturity date disclosed is the ultimate maturity date.
(c)  -- Security is in default.
(d)  -- Non-income producing security
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through Participation in a joint account with affiliated funds.
 @   -- Value is less than $500.
 ADR -- American Depositary Receipt

=======================================================================
JUNE 30, 2001 EXCHANGE RATES:
-----------------------------------------------------------------------
 GBP British Pound                                   0.7066= U.S.$1.00
 EUR Euro                                            1.1779= U.S.$1.00
=======================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

      CURRENCY                                  IN                   NET
         TO                                  EXCHANGE            UNREALIZED
      DELIVER      VALUE      SETTLEMENT       FOR        VALUE  GAIN (LOSS)
       (000)       (000)         DATE         (000)       (000)    (000)
-----------------------------------------------------------------------------
    EUR      745  $  630        7/31/01     U.S.$  665   $ 665      $35
    EUR      310     262        7/31/01     U.S.$  279     279       17
    EUR      565     478        8/14/01     U.S.$  497     497       19
    EUR      370     313        8/29/01     U.S.$  317     317        4
    GBP    1,065   1,497        8/09/01     U.S.$1,528   1,528       31
    GBP       50      70        8/14/01     U.S.$   71      71        1
    U.S.$    168     168        8/09/01     GBP    120     169        1
    U.S.$    282     282        8/29/01     EUR    330     279       (3)
                 -------                               --------    ------
                 $ 3,700                               $ 3,805      $105
                 =======                               ========    ======
=============================================================================

FUTURES CONTRACTS:
   At June 30, 2001, the following futures contracts were open:

                                                                           NET
                                    NOTIONAL                           UNREALIZED
                      NUMBER OF      VALUE        EXPIRATION              GAIN
                      CONTRACTS      (000)          DATE                  (000)
---------------------------------------------------------------------------------
LONG:
   10 Year U.S
     Treasury Note            18    $    1,854    Sep-01            $     9
SHORT:
   Gilt                        8         1,277    Sep-01                  7
---------------------------------------------------------------------------------
                                                                    $    16
=================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                   SIX MONTHS ENDED
                                                                                                     JUNE 30, 2001
                                                                                                      (UNAUDITED)
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                   $3,444
  Dividends                                                                                                      46
--------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                              3,490
--------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                      144
  Less: Fees Waived                                                                                             (29)
                                                                                                              ------
  Net Investment Advisory Fees                                                                                  115
  Administrative Fees                                                                                            80
  Professional Fees                                                                                              15
  Shareholder Reporting                                                                                          13
  Custodian Fees                                                                                                  6
  Directors' Fees and Expenses                                                                                    2
  Other                                                                                                           3
--------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                234
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         3,256
--------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                             (585)
  Foreign Currency Transactions                                                                                 (74)
  Futures Contracts                                                                                              74
--------------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                                          (585)
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                (3,817)
  Foreign Currency Translations                                                                                 298
  Futures Contracts                                                                                             (43)
--------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                                                           (3,562)
--------------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                       (4,147)
--------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(891)
====================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 SIX MONTHS ENDED
                                                                                  JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                                                                 $  3,256          $  6,336
   Net Realized Loss                                                                         (585)             (501)
   Change in Unrealized Appreciation/Depreciation                                          (3,562)          (12,119)
---------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations                                      (891)           (6,284)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                                        -            (6,944)
   In Excess of Net Investment Income                                                           -               (27)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                          -            (6,971)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Subscriptions                                                                           13,655            19,736
   Distributions Reinvested                                                                     -             6,971
   Redemptions                                                                            (11,483)          (19,622)
---------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions                     2,172             7,085
---------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                                  1,281            (6,170)
NET ASSETS:
   Beginning of Period                                                                     53,670            59,840
---------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed (distributions in excess of) net investment
   income of $3,228 and $(28), respectively)                                             $54, 951          $53, 670
---------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                       1,635             1,988
    Shares Issued on Distributions Reinvested                                                   -               874
    Shares Redeemed                                                                        (1,392)           (1,960)
---------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                243               902
---------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

SELECTED PER SHARE DATA AND RATIOS

                                                                           YEAR ENDED DECEMBER 31,
                                               SIX MONTHS ENDED            -----------------------                  PERIOD FROM
                                                  JUNE 30, 2001                                                JANUARY 2, 1997*
                                                  (UNAUDITED)          2000        1999        1998      TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $7.96           $  10.24   $   10.35   $   10.59        $    10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                             0.47               1.10        0.80        0.63              0.63
   Net Realized and Unrealized Gain (Loss)          (0.57)             (2.18)      (0.07)      (0.13)             0.72
-------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations               (0.10)             (1.08)       0.73        0.50              1.35
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               -               (1.20)      (0.84)      (0.62)            (0.63)
   In Excess of Net Investment Income                  -               (0.00)+        -           -                 -
   Net Realized Gain                                   -                  -           -        (0.08)            (0.13)
   In Excess of Net Realized Gain                      -                  -           -        (0.04)               -
-------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                               -               (1.20)      (0.84)      (0.74)            (0.76)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $7.86           $   7.96    $  10.24   $   10.35        $    10.59
===============================================================================================================================
TOTAL RETURN                                        (1.26)%           (10.59)%      7.10%       4.80%           13.53%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's)                $54,951         $ 53,670    $ 59,840   $  33,059        $   12,490
   Ratio of Expenses to Average Net Assets            0.80%**           0.80%       0.80%       0.80%             0.80%**
   Ratio of Net Investment Income to Average Net
     Assets                                         11.19%**           11.10%       8.70%       8.42%             7.41%**
   Portfolio Turnover Rate                             28%                37%         28%         48%               78%
-------------------------------------------------------------------------------------------------------------------------------
   Effect of Voluntary Expense Limitation During the
     Period:
     Per Share Benefit to Net Investment Income      $0.00+         $   0.02    $   0.03   $    0.03        $     0.08
   Ratios Before Expense Limitation:
     Expenses to Average Net Assets                  0.90%**            1.04%       1.11%       1.15%             1.68%**
     Net Investment Income to Average Net Assets    11.09%**           10.86%       8.40%       8.07%             6.53%**
-------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations
**    Annualized
+     Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
HIGH YIELD PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds,Inc.,(the "Fund ")is registered under the Investment Company Act of 1940,as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.SECURITY VALUATION: Equity securities listed on a U.S.exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities.

   Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2.INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3.REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S.dollars. Foreign currency amounts are translated into U.S.dollars at the mean of the bid and asked prices of such currencies against U.S.dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;
   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes n the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal Income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S.dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5.FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S.dollar.

6.FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7.OTHER: Security transactions are accounted for on date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differ ng book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of)net investment income,accumulated net realized gain (loss)and paid in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of)net investment income for the purpose of calculating net investment income (loss)per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser")(formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.,provides the Portfolio with investment advisory services for a fee, paid quarterly,at the annual rate based on average daily net assets as follows:

                                          FROM
                        FIRST             $500
                        $500            MILLION TO          MORE THAN
PORTFOLIO               MILLION         $1 BILLION         $1 BILLION
---------               -------         ----------         ----------
High Yield              0.50%            0.45%                 0.40%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator "), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co.("JPMISC "), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the six months ended June 30, 2001, there were no amounts drawn down on the Facility.

F. OTHER: At June 30, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                          NET
     COST         APPRECIATION    DEPRECIATION        DEPRECIATION
    (000)           (000)           (000)               (000)
    -----         ------------    ------------        ------------
   $71,040         $1,381        $(18,759)            $(17,378)

For the six months ended June 30, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,975,000 and $15,375,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2001.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,290,000 of which $357,000 will expire on December 31, 2007 and $933,000 will expire on December 31, 2008. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post- October capital losses of $126,000 and post-October currency losses of $226,000.

At June 30, 2001 the net assets of the Portfolio were partially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At June 30, 2001, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT
JUNE 30, 2001 (UNAUDITED)


DIRECTORS                                                               OFFICERS
Barton M. Biggs                                                         Ronald E. Robison
CHAIRMAN OF THE BOARD                                                   PRESIDENT
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;                       Stefanie V. Chang
MANAGING DIRECTOR, MORGAN STANLEY & Co. Incorporated                    VICE PRESIDENT

John D. Barrett II                                                      James A. Gallo
CHAIRMAN AND DIRECTOR,                                                  VICE PRESIDENT
BARRETT ASSOCIATES, INC.
                                                                        Arthur J. Lev
Gerard E. Jones                                                         VICE PRESIDENT
PARTNER, RICHARDS & O'NEIL, LLP
                                                                        Richard J. Shoch
Graham E. Jones                                                         VICE PRESIDENT
SENIOR VICE PRESIDENT,
BGK PROPERTIES                                                          Joseph P. Stadler
                                                                        VICE PRESIDENT
John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,                                   Mary E. Mullin
JOHN A. LEVIN & CO., INC.                                               SECRETARY

Andrew Mcnally Iv                                                       Belinda A. Brady
MANAGING DIRECTOR,                                                      TREASURER
HAMMOND KENNEDY WHITNEY
                                                                        Robin L. Conkey
William G. Morton, Jr.                                                  ASSISTANT TREASURER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE
                                                                        CUSTODIAN
Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,                                   The Chase Manhattan Bank
LUMELITE PLASTICS CORPORATION                                           3 Chase MetroTech Center
                                                                        Brooklyn, New York 11245
Frederick O. Robertshaw
ATTORNEY AT LAW                                                         LEGAL COUNSEL

INVESTMENT ADVISER AND ADMINISTRATOR                                    Morgan, Lewis & Bockius LLP
                                                                        1701 Market Street
Morgan Stanley Asset Management                                         Philadelphia, Pennsylvania 19103
1221 Avenue of the Americas
New York, New York 10020                                                INDEPENDENT AUDITORS

Morgan Stanley Investments LP                                           Ernst & Young LLP
One Tower Bridge                                                        200 Clarendon Street
West Conshohocken, PA 19428-2899                                        Boston, Massachusetts 02116-5072

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.morganstanley.com/im.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
SEMI-ANNUAL REPORT

[MORGAN STANLEY INVESTMENT MANAGEMENT LOGO]

MONEY MARKET PORTFOLIO
JUNE 30, 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OVERVIEW AS OF JUNE 30, 2001 (UNAUDITED)

Money Market Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

COMPOSITION OF NET ASSETS

US Gov't Agency Securities                                 68.5%
Banking                                                     3.9
Finance - Automotive                                        3.9
Finance - Consumer                                          3.9
Financial Conglomerate                                      3.9
Other                                                      15.9

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                     INDUSTRY                  NET ASSETS
--------                     --------                  ----------
Federal Home Loan            U.S. Government
  Banks                        Agency Securities          29.5%
Federal Farm Credit          U.S. Government
  Banks                        Agency Securities          22.7
Federal National             U.S. Government
  Mortgage Association         Agency Securities          16.2
Citicorp                     Banking                       3.9
Ford Motor Credit Co.        Finance - Automotive          3.9

[CHART OF COMPARATIVE MONTHLY AVERAGE YIELDS]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

TOP FIVE INDUSTRIES

                                           VALUE        PERCENT OF
INDUSTRY                                   (000)        NET ASSETS
-------                                    -----        ----------
U.S. Government Agency Securities         $42,196        68.5%
Banking                                     2,400         3.9
Finance - Automotive                        2,399         3.9
Finance - Consumer                          2,399         3.9
Financial Conglomerate                      2,399         3.9

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Porfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The annualized seven-day and thirty-day yields for the Portfolio as of June 30, 2001 were 3.34% and 3.40%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance.

MARKET REVIEW

Rising unemployment, declining capital spending and falling industrial production all characterized the economy during the first half of 2001. Payroll employment declined in April and June, and factory payrolls have contracted for eleven consecutive months through June. As of the end of June, the nation's unemployment rate increased 4.5% from 4.0% at year-end. Through May, industrial production had fallen eight consecutive months with capacity utilization down sharply to levels last seen in 1983.

In contrast to a generally rising pattern for most of the year 2000, money market yields have been in a downtrend for the first half of 2001. The Federal Reserve's Open Market Committee lowered its target rate for federal funds trading six times, by a total of 275 basis points, in less than six months. During the 1990-91 recession, the Fed took more than a year to reduce rates by that magnitude.

Throughout the first half of the year, we raised our high credit standards even higher in the three-month and longer maturity segment of the Portfolio by using an increased mix of Federal agency obligations while at the same time attempting to limit purchases of corporate obligations to only those issuers which possess both top short-term credit ratings and relatively high long-term ratings as well. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On June 30, 2001, approximately 68 percent of the Portfolio was invested in Federal agency obligations, 16 percent in high quality commercial paper, and 16 percent in overnight repurchase agreements. At June 30, the Portfolio's weighted average maturity was four days. Total Portfolio assets declined by 37% during the quarter. As of June 30, one hundred percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK

We anticipate that the Fed could take further steps to reduce short-term rates during the upcoming months. We believe the Portfolio is well positioned to take advantage of the money market yield levels that become available during the months ahead.

July 2001

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

Statement of Net Assets

                                                    FACE  AMORTIZED
                                                  AMOUNT       COST
                                                   (000)      (000)
-------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (68.5%)
  Federal Farm Credit Banks
    3.94%, 07/02/01                              $14,000    $14,000
  Federal Home Loan Banks
    3.94%, 07/02/01                               18,200     18,200
  Federal National Mortgage Association
    3.72%, 07/06/01                               10,000      9,996
---------------------------------------                     -------
  TOTAL U.S.GOVERNMENT AGENCY SECURITIES
    (COST $42,196)                                           42,196
===================================================================
COMMERCIAL PAPER (15.6%)
BANKING (3.9%)
  Citicorp
    3.80%, 07/05/01                                2,400      2,400
-------------------------------------------------------------------
FINANCE - AUTOMOTIVE (3.9%)
  Ford Motor Credit Co.
    3.76%, 07/05/01                                2,400      2,399
-------------------------------------------------------------------
FINANCE - CONSUMER (3.9%)
  American Express Credit Corp.
   3.78%, 07/05/01                                 2,400      2,399
-------------------------------------------------------------------
FINANCIAL CONGLOMERATE (3.9%)
  General Electric Capital Corp.
   3.76%, 07/05/01                                 2,400      2,399
-------------------------------------------------------------------
  TOTAL COMMERCIAL PAPER (COST $9,597)                        9,597
===================================================================
REPURCHASE AGREEMENT (16.2%)
  Bear Stearns Co., Inc., 4.11%,
    dated 06/29/01, due 07/02/01
  (COST $10,000)                                  10,000(a)  10,000
===================================================================

                                                          AMORTIZED
                                                  AMOUNT       COST
                                                   (000)      (000)
-------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $61,793)                  $ 61,793
===================================================================
OTHER ASSETS (0.0%)
  Cash                                            $  44
  Interest Receivable                                 3          47
===================================================================
LIABILITIES (-0.3%)
  Dividends Payable                                 (79)
  Shareholder Reporting Expense Payable             (62)
  Investment Advisory Fees Payable                  (21)
  Professional Fees Payable                         (20)
  Administrative Fees Payable                       (17)
  Custodian Fees Payable                             (6)      (205)
-------------------------------------------------------------------
NET ASSETS (100%)                                          $ 61,635
===================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 61,562,349 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $   1.00
===================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                            $ 61,559
Accumulated Realized Gain                                        76
-------------------------------------------------------------------
NET ASSETS                                                 $ 61,635
===================================================================

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

                                                                               SIX MONTHS ENDED
                                                                                JUNE 30, 2001
                                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS                                                              (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                           $  2,619
----------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                150
  Less: Fees Waived                                                                       (77)
                                                                                          ----
  Net Investment Advisory Fees                                                             73
  Administrative Fees                                                                     134
  Shareholder Reporting                                                                    27
  Professional Fees                                                                        26
  Custodian Fees                                                                            7
  Directors' Fees and Expenses                                                              1
  Other                                                                                     9
---------------------------------------------------------------------------------------------
    Net Expenses                                                                          277
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   2,342
---------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments Sold                                                                          76
----------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  2,418
==============================================================================================

                                                            SIX MONTHS ENDED
                                                              JUNE 30, 2001       YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                (000)            (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                         $   2,342            $  6,073
  Net Realized Gain                                                    76                   -
----------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations              2,418               6,073
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (2,342)             (6,073)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                    70,772              20,740
  Distributions Reinvested                                          2,263               6,073
  Redemptions                                                    (118,454)            (13,127)
----------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
      Capital Share Transactions                                  (45,419)             13,686
----------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                         (45,343)             13,686

NET ASSETS:
  Beginning of Period                                             106,978              93,292
----------------------------------------------------------------------------------------------
  End of Period                                                 $  61,635            $106,978
==============================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                              70,772              20,740
    Shares Issued on Distributions Reinvested                       2,263               6,073
    Shares Redeemed                                              (118,454)            (13,127)
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding         (45,419)             13,686
==============================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios

                                                            SIX MONTHS ENDED                         PERIOD FROM
                                                              JUNE 30, 2001      YEAR ENDED        JANUARY 5, 1999*
                                                               (UNAUDITED)   DECEMBER 31, 2000   TO DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  1.000        $   1.000            $   1.000
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.022            0.058                0.045
  Net Realized Gain                                                0.000+               -                    -
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.022            0.058                0.045
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           (0.022)          (0.058)              (0.045)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  1.000        $   1.000            $   1.000
======================================================================================================================
TOTAL RETURN                                                        2.25%            6.01%                4.63%
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $ 61,635        $ 106,978            $  93,292
Ratio of Expenses to Average Net Assets                             0.55%**          0.55%                0.55%**
Ratio of Net Investment Income to Average Net Assets                4.72%**          5.85%                4.60%**
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                   $  0.001        $   0.001            $   0.002
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                   0.71%**          0.67%                0.77%**
   Net Investment Income to Average Net Assets                      4.56%**          5.74%                4.38%**
----------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.001 per share.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MONEY MARKET PORTFOLIO
JUNE 30, 2001 (UNAUDITED)

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio. The Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM
                                    FIRST       $500
                                    $500     MILLION TO    MORE THAN
PORTFOLIO                          MILLION   $1 BILLION   $1 BILLION
---------                          --------  -----------  ----------
Money Market                         0.30%       0.25%       0.20%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund.

D. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
CHAIRMAN AND DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED;
 MANAGING DIRECTOR, MORGAN STANLEY & CO. INCORPORATED

John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Gerard E. Jones
PARTNER, RICHARDS & O'NEIL, LLP

Graham E. Jones
SENIOR VICE PRESIDENT,
BGK PROPERTIES

John Levin
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
JOHN A. LEVIN & CO., INC.

Andrew McNally IV
MANAGING DIRECTOR,
HAMMOND KENNEDY WHITNEY

William G. Morton, Jr.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
BOSTON STOCK EXCHANGE

Fergus Reid
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
LUMELITE PLASTICS CORPORATION

Frederick O. Robertshaw
ATTORNEY AT LAW

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Ronald E. Robison
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT WWW.MORGANSTANLEY.COM/IM.